UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02737

Fidelity Summer Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2022

Item 1.

Reports to Stockholders

Fidelity® Disruptive Automation Fund

Fidelity® Disruptive Communications Fund

Fidelity® Disruptive Finance Fund

Fidelity® Disruptive Medicine Fund

Fidelity® Disruptive Technology Fund

Annual Report

May 31, 2022

Contents

Note to Shareholders
Fidelity® Disruptive Automation Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Disruptive Communications Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Disruptive Finance Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Disruptive Medicine Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Disruptive Technology Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Disruptive Automation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2022	Past 1 year	Life of fundA
Fidelity® Disruptive Automation Fund	(16.75)%	22.06%
Loyalty Class 1	(16.52)%	22.35%
Loyalty Class 2	(16.32)%	22.65%
Class F	(15.93)%	23.25%

 A From April 16, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Disruptive Automation Fund, a class of the fund, on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$15,269	Fidelity® Disruptive Automation Fund
$14,529	MSCI ACWI (All Country World Index) Index

Fidelity® Disruptive Automation Fund

Management's Discussion of Fund Performance

Market Recap:  Global equities returned -6.49% for the 12 months ending May 31, 2022, according to the MSCI ACWI (All Country World Index) Index. After posting an 18.90% gain in 2021, global stocks retreated to begin the new year amid several headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was accelerated efforts by some central banks to hike interest rates and aggressively wind down extraordinary monetary policy support in an attempt to rein in high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing stocks included surging global commodity prices, rising sovereign bond yields in some markets, global supply constraint and disruption, and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -4.90% in January and -2.56% in February, falling on mixed corporate earnings. Volatility eased in March and the index gained 2.21% for the month. April saw a reversal (-7.98%), amid angst about the economic toll of “zero-COVID” lockdowns in China, and then the index had a flattish May (+0.16%). For the full 12 months, emerging markets (-20%) lagged most, followed by Japan (-13%) and Europe ex U.K. (-12%). Conversely, the U.K. and Canada (+3%) led. By sector, communication services (-23%) and consumer discretionary (-21%) fared worst, whereas energy (+48%) rode a surge in commodity prices and topped the market by a wide margin.

Comments from Co-Managers Charlie Hebard and Christopher Lee:  For the fiscal year ending May 31, 2022, the fund's share classes returned roughly -17% to -16%, underperforming the -10.14% return of the MSCI All Country World Industrials Equal Weighted Index Net MA, as well as the broad-based MSCI All Country World Index (Net MA). By region, stock picks in emerging markets, specifically Taiwan and Japan, hurt the fund's relative result. By industry, the primary detractors from performance versus the benchmark were an overweighting and stock selection in industrial machinery. Weak picks in electronic equipment & instruments also hurt. Also hurting performance was an underweighting in aerospace & defense. The biggest individual relative detractor was an overweight position in Hiwin Technologies (-40%). Another notable relative detractor was an overweighting in Misumi Group (-30%). This period we increased our stakes in both Hiwin and Musimi. The fund's non-benchmark stake in Renishaw, one of our largest holdings as of May 31, returned -34%. Conversely, stock picks in the U.S. and an underweighting in Europe ex U.K., specifically Netherlands, contributed most to the fund's relative result. By industry, the primary contributor to performance versus the benchmark was security selection in semiconductors. An underweighting in construction machinery & heavy trucks also bolstered the fund's relative performance. Also lifting the fund's relative result was an underweighting in building products. Nvidia, the fund's largest individual contributor, rose roughly 14% this period. We reduced our stake in the company the past twelve months. Our second-largest contributor was Synopsys, which gained approximately 25% the past year. Another contributor this period was Microsoft. The shares gained 10% the past twelve months. All these contributors were non-benchmark positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Disruptive Automation Fund

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2022

% of fund's net assets
Roper Technologies, Inc.	5.5
Alphabet, Inc. Class C	4.6
SMC Corp.	4.3
PTC, Inc.	4.3
Taiwan Semiconductor Manufacturing Co. Ltd.	4.2
Teradyne, Inc.	4.1
Hexagon AB (B Shares)	4.0
Renishaw PLC	3.8
Keyence Corp.	3.7
ANSYS, Inc.	3.6
42.1

Market Sectors as of May 31, 2022

% of fund's net assets
Information Technology	51.7
Industrials	38.6
Communication Services	4.6
Health Care	3.6
Consumer Discretionary	0.8

Asset Allocation (% of fund's net assets)

As of May 31, 2022 *
Stocks	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 53.1%

Geographic Diversification (% of fund's net assets)

As of May 31, 2022
United States of America*	46.9%
Japan	21.7%
Taiwan	7.3%
United Kingdom	4.9%
Sweden	4.0%
China	3.6%
Germany	3.0%
Ireland	2.6%
France	2.2%
Other	3.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity® Disruptive Automation Fund

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
COMMUNICATION SERVICES - 4.6%
Interactive Media & Services - 4.6%
Alphabet, Inc. Class C (a)	2,464	$5,619,842
CONSUMER DISCRETIONARY - 0.8%
Internet & Direct Marketing Retail - 0.8%
Amazon.com, Inc. (a)	410	985,718
HEALTH CARE - 3.6%
Health Care Equipment & Supplies - 3.6%
Intuitive Surgical, Inc. (a)	19,726	4,490,427
INDUSTRIALS - 38.6%
Electrical Equipment - 5.4%
AMETEK, Inc.	24,630	2,991,806
Rockwell Automation, Inc.	11,055	2,356,926
Sensata Technologies, Inc. PLC	28,768	1,381,727
		6,730,459
Industrial Conglomerates - 4.7%
Honeywell International, Inc.	16,048	3,107,214
Siemens AG	20,910	2,760,183
		5,867,397
Machinery - 25.1%
Airtac International Group	46,078	1,498,529
AutoStore Holdings Ltd.	616,143	1,467,281
Daifuku Co. Ltd.	18,148	1,144,691
FANUC Corp.	25,573	4,168,378
HIWIN Technologies Corp.	495,590	3,811,462
Kardex AG	9,478	1,727,225
Misumi Group, Inc.	169,262	3,835,299
Nabtesco Corp.	42,137	1,004,860
Shenzhen Inovance Technology Co. Ltd. (A Shares)	480,209	4,406,954
SMC Corp.	10,345	5,348,630
THK Co. Ltd.	125,393	2,571,465
		30,984,774
Professional Services - 3.4%
Recruit Holdings Co. Ltd.	114,431	4,141,737

TOTAL INDUSTRIALS		47,724,367

INFORMATION TECHNOLOGY - 51.7%
Electronic Equipment & Components - 13.2%
Cognex Corp.	16,870	816,845
Hexagon AB (B Shares)	408,348	4,982,372
Keyence Corp.	11,407	4,535,156
National Instruments Corp.	35,285	1,246,266
Renishaw PLC	92,481	4,735,995
		16,316,634
IT Services - 2.6%
Accenture PLC Class A	10,779	3,217,100
Semiconductors & Semiconductor Equipment - 11.2%
NVIDIA Corp.	19,297	3,603,136
Taiwan Semiconductor Manufacturing Co. Ltd.	271,885	5,136,996
Teradyne, Inc. (b)	46,847	5,118,503
		13,858,635
Software - 24.7%
Altair Engineering, Inc. Class A (a)	21,184	1,164,273
ANSYS, Inc. (a)	17,273	4,497,198
Autodesk, Inc. (a)	5,844	1,214,091
Dassault Systemes SA	65,261	2,751,641
Manhattan Associates, Inc. (a)	8,194	990,900
Microsoft Corp.	11,751	3,194,744
Nemetschek Se	13,273	947,004
PTC, Inc. (a)	45,416	5,292,326
Roper Technologies, Inc.	15,377	6,803,400
Synopsys, Inc. (a)	10,434	3,330,533
Unity Software, Inc. (a)	8,641	345,381
		30,531,491

TOTAL INFORMATION TECHNOLOGY		63,923,860

TOTAL COMMON STOCKS
(Cost $126,594,500)		122,744,214

Money Market Funds - 4.9%
Fidelity Cash Central Fund 0.82% (c)	850,205	850,375
Fidelity Securities Lending Cash Central Fund 0.82% (c)(d)	5,229,377	5,229,900
TOTAL MONEY MARKET FUNDS
(Cost $6,080,275)		6,080,275
TOTAL INVESTMENT IN SECURITIES - 104.2%
(Cost $132,674,775)		128,824,489
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(5,184,080)
NET ASSETS - 100%		$123,640,409

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$3,078,210	$40,366,050	$42,593,885	$1,339	$--	$--	$850,375	0.0%
Fidelity Securities Lending Cash Central Fund 0.82%	596,275	21,968,652	17,335,027	1,829	--	--	5,229,900	0.0%
Total	$3,674,485	$62,334,702	$59,928,912	$3,168	$--	$--	$6,080,275

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$5,619,842	$5,619,842	$--	$--
Consumer Discretionary	985,718	985,718	--	--
Health Care	4,490,427	4,490,427	--	--
Industrials	47,724,367	25,995,448	21,728,919	--
Information Technology	63,923,860	46,517,695	17,406,165	--
Money Market Funds	6,080,275	6,080,275	--	--
Total Investments in Securities:	$128,824,489	$89,689,405	$39,135,084	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Disruptive Automation Fund

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value (including securities loaned of $5,113,368) — See accompanying schedule: Unaffiliated issuers (cost $126,594,500)	$122,744,214
Fidelity Central Funds (cost $6,080,275)	6,080,275
Total Investment in Securities (cost $132,674,775)		$128,824,489
Receivable for fund shares sold		157,969
Dividends receivable		194,777
Distributions receivable from Fidelity Central Funds		408
Other receivables		978
Total assets		129,178,621
Liabilities
Payable for fund shares redeemed	$241,649
Accrued management fee	66,663
Collateral on securities loaned	5,229,900
Total liabilities		5,538,212
Net Assets		$123,640,409
Net Assets consist of:
Paid in capital		$128,069,303
Total accumulated earnings (loss)		(4,428,894)
Net Assets		$123,640,409
Net Asset Value and Maximum Offering Price
Fidelity Disruptive Automation Fund:
Net Asset Value, offering price and redemption price per share ($36,333,062 ÷ 2,433,433 shares)		$14.93
Loyalty Class 1:
Net Asset Value, offering price and redemption price per share ($60,357,404 ÷ 4,051,160 shares)		$14.90
Loyalty Class 2:
Net Asset Value, offering price and redemption price per share ($154,261 ÷ 10,291 shares)		$14.99
Class F:
Net Asset Value, offering price and redemption price per share ($26,795,682 ÷ 1,782,369 shares)		$15.03

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2022
Investment Income
Dividends		$1,260,189
Income from Fidelity Central Funds (including $1,829 from security lending)		3,168
Income before foreign taxes withheld		1,263,357
Less foreign taxes withheld		(145,145)
Total income		1,118,212
Expenses
Management fee	$1,136,245
Independent trustees' fees and expenses	558
Total expenses before reductions	1,136,803
Expense reductions	(2)
Total expenses after reductions		1,136,801
Net investment income (loss)		(18,589)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,715,964
Foreign currency transactions	(24,043)
Total net realized gain (loss)		1,691,921
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(28,542,075)
Assets and liabilities in foreign currencies	(9,313)
Total change in net unrealized appreciation (depreciation)		(28,551,388)
Net gain (loss)		(26,859,467)
Net increase (decrease) in net assets resulting from operations		$(26,878,056)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2022	Year ended May 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(18,589)	$264,541
Net realized gain (loss)	1,691,921	2,199,756
Change in net unrealized appreciation (depreciation)	(28,551,388)	23,949,593
Net increase (decrease) in net assets resulting from operations	(26,878,056)	26,413,890
Distributions to shareholders	(4,074,695)	(332,565)
Share transactions - net increase (decrease)	1,799,212	117,088,107
Total increase (decrease) in net assets	(29,153,539)	143,169,432
Net Assets
Beginning of period	152,793,948	9,624,516
End of period	$123,640,409	$152,793,948

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Disruptive Automation Fund

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$18.28	$11.90	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.06)	.01	(.01)
Net realized and unrealized gain (loss)	(2.92)	6.42	1.91
Total from investment operations	(2.98)	6.43	1.90
Distributions from net investment income	–	(.04)	–
Distributions from net realized gain	(.37)	(.02)	–
Total distributions	(.37)	(.05)D	–
Net asset value, end of period	$14.93	$18.28	$11.90
Total ReturnE,F	(16.75)%	54.13%	19.00%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	1.00%	1.01%I	1.01%I,J
Expenses net of fee waivers, if any	1.00%	1.01%I	1.01%I,J
Expenses net of all reductions	1.00%	1.01%I	1.01%I,J
Net investment income (loss)	(.33)%	.06%	(.47)%J
Supplemental Data
Net assets, end of period (000 omitted)	$36,333	$111,910	$5,308
Portfolio turnover rateK	22%	14%	6%L

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptive Automation Fund Loyalty Class 1

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$18.34	$11.90	$10.00
Income from Investment Operations
Net investment income (loss)B,C	–	.02	–D
Net realized and unrealized gain (loss)	(2.91)	6.46	1.90
Total from investment operations	(2.91)	6.48	1.90
Distributions from net investment income	–	(.03)	–
Distributions from net realized gain	(.53)	(.01)	–
Total distributions	(.53)	(.04)	–
Net asset value, end of period	$14.90	$18.34	$11.90
Total ReturnE,F	(16.52)%	54.47%	19.00%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.75%	.76%I	.75%J
Expenses net of fee waivers, if any	.75%	.76%I	.75%J
Expenses net of all reductions	.75%	.76%I	.75%J
Net investment income (loss)	(.02)%	.10%	(.21)%J
Supplemental Data
Net assets, end of period (000 omitted)	$60,357	$6,792	$119
Portfolio turnover rateK	22%	14%	6%L

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptive Automation Fund Loyalty Class 2

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$18.37	$11.90	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.04	.12	–D
Net realized and unrealized gain (loss)	(2.92)	6.41	1.90
Total from investment operations	(2.88)	6.53	1.90
Distributions from net investment income	–	(.05)	–
Distributions from net realized gain	(.50)	(.01)	–
Total distributions	(.50)	(.06)	–
Net asset value, end of period	$14.99	$18.37	$11.90
Total ReturnE,F	(16.32)%	54.91%	19.00%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.50%	.50%	.50%I
Expenses net of fee waivers, if any	.50%	.50%	.50%I
Expenses net of all reductions	.50%	.50%	.50%I
Net investment income (loss)	.20%	.75%	.04%I
Supplemental Data
Net assets, end of period (000 omitted)	$154	$184	$119
Portfolio turnover rateJ	22%	14%	6%K

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptive Automation Fund Class F

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$18.42	$11.91	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.13	.19	.01
Net realized and unrealized gain (loss)	(2.93)	6.43	1.90
Total from investment operations	(2.80)	6.62	1.91
Distributions from net investment income	–	(.09)	–
Distributions from net realized gain	(.59)	(.02)	–
Total distributions	(.59)	(.11)	–
Net asset value, end of period	$15.03	$18.42	$11.91
Total ReturnD,E	(15.93)%	55.67%	19.10%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	-%	-%	- %H
Expenses net of fee waivers, if any	-%	-%	- %H
Expenses net of all reductions	-%	-%	- %H
Net investment income (loss)	.69%	1.14%	.54%H
Supplemental Data
Net assets, end of period (000 omitted)	$26,796	$33,908	$4,078
Portfolio turnover rateI	22%	14%	6%J

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Disruptive Communications Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2022	Past 1 year	Life of fundA
Fidelity® Disruptive Communications Fund	(28.39)%	10.46%
Loyalty Class 1	(28.19)%	10.78%
Loyalty Class 2	(27.99)%	11.06%
Class F	(27.66)%	11.60%

 A From April 16, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Disruptive Communications Fund, a class of the fund, on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$12,353	Fidelity® Disruptive Communications Fund
$14,529	MSCI ACWI (All Country World Index) Index

Fidelity® Disruptive Communications Fund

Management's Discussion of Fund Performance

Market Recap:  Global equities returned -6.49% for the 12 months ending May 31, 2022, according to the MSCI ACWI (All Country World Index) Index. After posting an 18.90% gain in 2021, global stocks retreated to begin the new year amid several headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was accelerated efforts by some central banks to hike interest rates and aggressively wind down extraordinary monetary policy support in an attempt to rein in high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing stocks included surging global commodity prices, rising sovereign bond yields in some markets, global supply constraint and disruption, and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -4.90% in January and -2.56% in February, falling on mixed corporate earnings. Volatility eased in March and the index gained 2.21% for the month. April saw a reversal (-7.98%), amid angst about the economic toll of “zero-COVID” lockdowns in China, and then the index had a flattish May (+0.16%). For the full 12 months, emerging markets (-20%) lagged most, followed by Japan (-13%) and Europe ex U.K. (-12%). Conversely, the U.K. and Canada (+3%) led. By sector, communication services (-23%) and consumer discretionary (-21%) fared worst, whereas energy (+48%) rode a surge in commodity prices and topped the market by a wide margin.

Comments from Co-Managers Charlie Hebard and Christopher Lee:  For the fiscal year ending May 31, 2022, the fund's share classes returned roughly -28%, trailing the -18.71% result of the MSCI All Country World Communication Services Equal Weighted Index Net MA, as well as the broad-based MSCI All Country World Index (Net MA). By region, an overweighting in the U.S. and stock picks and an underweighting in Asia Pacific ex Japan, primarily driven by Singapore, detracted from the fund's relative result. By industry, the largest detractor from performance versus the benchmark was an underweighting in integrated telecommunication services. Weak picks in application software also hurt. Also hurting performance were stock picks in interactive home entertainment. The fund's biggest individual relative detractor was an outsized stake in Snap, which returned about -77% the past twelve months. We increased our position in this company. Also hindering performance was our overweighting in Sea, which returned roughly -68%. We added to our stake the past year. The fund's non-benchmark stake in Zoom Video Communications, a position not held at period end, returned roughly -69%. In contrast, stock picks in the U.S. contributed most to the fund's relative result. By industry, the top contributor to performance versus the benchmark was stock selection in internet services & infrastructure. An underweighting in movies & entertainment also lifted the fund's relative result. Also helping the fund's relative result were stock picks in communications equipment. Our non-benchmark stake in Cloudflare was the fund's biggest individual relative contributor, despite a 12-month result of approximately -32%; we decreased our position in the company at the right time to lock in earlier gains. The fund's non-benchmark stake in Arista Networks, one of the fund's largest holdings, gained 20%. Another notable relative contributor was an outsized stake in T-Mobile (-6%), which was our biggest holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Disruptive Communications Fund

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2022

% of fund's net assets
T-Mobile U.S., Inc.	9.3
Activision Blizzard, Inc.	8.0
Alphabet, Inc. Class A	7.1
American Tower Corp.	6.8
Arista Networks, Inc.	5.5
Liberty Broadband Corp. Class A	5.5
Meta Platforms, Inc. Class A	5.3
Amazon.com, Inc.	5.0
NVIDIA Corp.	3.9
Twitter, Inc.	3.9
60.3

Market Sectors as of May 31, 2022

% of fund's net assets
Communication Services	58.0
Information Technology	22.1
Consumer Discretionary	8.5
Real Estate	6.8
Energy	3.4
Industrials	1.3

Asset Allocation (% of fund's net assets)

As of May 31, 2022 *
Stocks	100.1%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.1)%

 * Foreign investments - 17.3%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Geographic Diversification (% of fund's net assets)

As of May 31, 2022
United States of America*	82.7%
Cayman Islands	4.2%
India	3.4%
Japan	2.9%
Spain	2.8%
United Kingdom	1.5%
Netherlands	1.5%
Bermuda	1.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity® Disruptive Communications Fund

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value
COMMUNICATION SERVICES - 58.0%
Diversified Telecommunication Services - 5.3%
Cellnex Telecom SA (a)	29,416	$1,327,520
Liberty Global PLC Class A (b)	28,064	682,516
Liberty Latin America Ltd. Class C (b)	49,230	468,177
		2,478,213
Entertainment - 11.8%
Activision Blizzard, Inc.	48,276	3,759,735
Netflix, Inc. (b)	1,944	383,823
Roku, Inc. Class A (b)	2,977	282,517
Sea Ltd. ADR (b)	13,343	1,102,932
		5,529,007
Interactive Media & Services - 22.8%
Alphabet, Inc. Class A (b)	1,460	3,321,850
Angi, Inc. (b)	161,816	888,370
Bumble, Inc. (b)	15,991	455,744
Meta Platforms, Inc. Class A (b)	12,979	2,513,254
Snap, Inc. Class A (b)	60,382	851,990
Tencent Holdings Ltd.	18,911	864,580
Twitter, Inc. (b)	46,499	1,841,360
		10,737,148
Media - 8.8%
DISH Network Corp. Class A (b)	69,094	1,577,416
Liberty Broadband Corp. Class A (b)	21,160	2,581,732
		4,159,148
Wireless Telecommunication Services - 9.3%
T-Mobile U.S., Inc. (b)	32,857	4,379,512

TOTAL COMMUNICATION SERVICES		27,283,028

CONSUMER DISCRETIONARY - 8.5%
Internet & Direct Marketing Retail - 8.5%
Amazon.com, Inc. (b)	976	2,346,489
Doordash, Inc. (b)	3,397	261,263
Rakuten Group, Inc.	127,591	713,285
Uber Technologies, Inc. (b)	29,765	690,548
		4,011,585
ENERGY - 3.4%
Oil, Gas & Consumable Fuels - 3.4%
Reliance Industries Ltd. sponsored GDR (a)	24,214	1,627,181
INDUSTRIALS - 1.3%
Construction & Engineering - 1.3%
Dycom Industries, Inc. (b)	6,722	625,885
INFORMATION TECHNOLOGY - 22.1%
Communications Equipment - 5.5%
Arista Networks, Inc. (b)	25,401	2,598,014
IT Services - 3.7%
Akamai Technologies, Inc. (b)	7,821	790,234
Cloudflare, Inc. (b)	3,910	218,960
Twilio, Inc. Class A (b)	7,082	744,814
		1,754,008
Semiconductors & Semiconductor Equipment - 8.6%
Impinj, Inc. (b)	5,936	277,864
NVIDIA Corp.	9,887	1,846,101
NXP Semiconductors NV	3,572	677,823
onsemi (b)	9,605	582,831
Renesas Electronics Corp. (b)	55,470	647,881
		4,032,500
Software - 4.3%
RingCentral, Inc. (b)	4,322	272,891
Unity Software, Inc. (b)	4,898	195,773
Zscaler, Inc. (b)	10,002	1,531,206
		1,999,870

TOTAL INFORMATION TECHNOLOGY		10,384,392

REAL ESTATE - 6.8%
Equity Real Estate Investment Trusts (REITs) - 6.8%
American Tower Corp.	12,456	3,190,355
TOTAL COMMON STOCKS
(Cost $53,609,655)		47,122,426

Money Market Funds - 0.0%
Fidelity Cash Central Fund 0.82% (c)
(Cost $895)	894	895
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $53,610,550)		47,123,321
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(49,039)
NET ASSETS - 100%		$47,074,282

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,954,701 or 6.3% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$1,995,920	$18,304,857	$20,299,882	$529	$--	$--	$895	0.0%
Fidelity Securities Lending Cash Central Fund 0.82%	2,969,975	23,133,428	26,103,403	1,451	--	--	--	0.0%
Total	$4,965,895	$41,438,285	$46,403,285	$1,980	$--	$--	$895

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$27,283,028	$25,090,928	$2,192,100	$--
Consumer Discretionary	4,011,585	3,298,300	713,285	--
Energy	1,627,181	1,627,181	--	--
Industrials	625,885	625,885	--	--
Information Technology	10,384,392	9,736,511	647,881	--
Real Estate	3,190,355	3,190,355	--	--
Money Market Funds	895	895	--	--
Total Investments in Securities:	$47,123,321	$43,570,055	$3,553,266	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Disruptive Communications Fund

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $53,609,655)	$47,122,426
Fidelity Central Funds (cost $895)	895
Total Investment in Securities (cost $53,610,550)		$47,123,321
Receivable for fund shares sold		33,412
Dividends receivable		3,856
Distributions receivable from Fidelity Central Funds		47
Other receivables		605
Total assets		47,161,241
Liabilities
Payable for fund shares redeemed	$71,283
Accrued management fee	15,676
Total liabilities		86,959
Net Assets		$47,074,282
Net Assets consist of:
Paid in capital		$58,091,439
Total accumulated earnings (loss)		(11,017,157)
Net Assets		$47,074,282
Net Asset Value and Maximum Offering Price
Fidelity Disruptive Communications Fund:
Net Asset Value, offering price and redemption price per share ($7,746,231 ÷ 666,370 shares)		$11.62
Loyalty Class 1:
Net Asset Value, offering price and redemption price per share ($14,469,985 ÷ 1,248,854 shares)		$11.59
Loyalty Class 2:
Net Asset Value, offering price and redemption price per share ($124,918 ÷ 10,716 shares)		$11.66
Class F:
Net Asset Value, offering price and redemption price per share ($24,733,148 ÷ 2,116,149 shares)		$11.69

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2022
Investment Income
Dividends		$116,705
Non-Cash dividends		38,082
Income from Fidelity Central Funds (including $1,451 from security lending)		1,980
Total income		156,767
Expenses
Management fee	$335,172
Independent trustees' fees and expenses	254
Total expenses before reductions	335,426
Expense reductions	(15)
Total expenses after reductions		335,411
Net investment income (loss)		(178,644)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,270,135)
Foreign currency transactions	8
Total net realized gain (loss)		(2,270,127)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(17,889,897)
Assets and liabilities in foreign currencies	(39)
Total change in net unrealized appreciation (depreciation)		(17,889,936)
Net gain (loss)		(20,160,063)
Net increase (decrease) in net assets resulting from operations		$(20,338,707)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2022	Year ended May 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(178,644)	$(164,603)
Net realized gain (loss)	(2,270,127)	3,217,759
Change in net unrealized appreciation (depreciation)	(17,889,936)	10,870,997
Net increase (decrease) in net assets resulting from operations	(20,338,707)	13,924,153
Distributions to shareholders	(4,360,933)	(684,195)
Share transactions - net increase (decrease)	(1,888,994)	53,282,135
Total increase (decrease) in net assets	(26,588,634)	66,522,093
Net Assets
Beginning of period	73,662,916	7,140,823
End of period	$47,074,282	$73,662,916

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Disruptive Communications Fund

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$17.02	$11.58	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.13)	(.13)	–D
Net realized and unrealized gain (loss)	(4.45)	5.78	1.58
Total from investment operations	(4.58)	5.65	1.58
Distributions from net investment income	–	–D	–
Distributions from net realized gain	(.82)	(.20)	–
Total distributions	(.82)	(.21)E	–
Net asset value, end of period	$11.62	$17.02	$11.58
Total ReturnF,G	(28.39)%	48.96%	15.80%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	.99%J	1.01%J	1.01%J,K
Expenses net of fee waivers, if any	.99%J	1.01%J	1.01%J,K
Expenses net of all reductions	.99%J	1.01%J	1.01%J,K
Net investment income (loss)	(.81)%	(.83)%	(.23)%K
Supplemental Data
Net assets, end of period (000 omitted)	$7,746	$36,731	$2,880
Portfolio turnover rateL	32%	39%	- %M

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 K Annualized

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptive Communications Fund Loyalty Class 1

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$17.09	$11.58	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.08)	(.09)	–D
Net realized and unrealized gain (loss)	(4.44)	5.80	1.58
Total from investment operations	(4.52)	5.71	1.58
Distributions from net investment income	–	–	–
Distributions from net realized gain	(.98)	(.20)	–
Total distributions	(.98)	(.20)	–
Net asset value, end of period	$11.59	$17.09	$11.58
Total ReturnE,F	(28.19)%	49.47%	15.80%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.75%	.76%I	.75%J
Expenses net of fee waivers, if any	.75%	.76%I	.75%J
Expenses net of all reductions	.75%	.75%	.75%J
Net investment income (loss)	(.51)%	(.57)%	.04%J
Supplemental Data
Net assets, end of period (000 omitted)	$14,470	$3,476	$116
Portfolio turnover rateK	32%	39%	- %L

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptive Communications Fund Loyalty Class 2

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$17.11	$11.59	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.04)	(.05)	–D
Net realized and unrealized gain (loss)	(4.47)	5.79	1.59
Total from investment operations	(4.51)	5.74	1.59
Distributions from net investment income	–	–	–
Distributions from net realized gain	(.94)	(.22)	–
Total distributions	(.94)	(.22)	–
Net asset value, end of period	$11.66	$17.11	$11.59
Total ReturnE,F	(27.99)%	49.70%	15.90%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.50%	.50%	.50%I
Expenses net of fee waivers, if any	.50%	.50%	.50%I
Expenses net of all reductions	.50%	.50%	.50%I
Net investment income (loss)	(.28)%	(.32)%	.29%I
Supplemental Data
Net assets, end of period (000 omitted)	$125	$174	$116
Portfolio turnover rateJ	32%	39%	- %K

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptive Communications Fund Class F

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$17.16	$11.59	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.04	.03	.01
Net realized and unrealized gain (loss)	(4.48)	5.80	1.58
Total from investment operations	(4.44)	5.83	1.59
Distributions from net investment income	–	–D	–
Distributions from net realized gain	(1.03)	(.26)	–
Total distributions	(1.03)	(.26)	–
Net asset value, end of period	$11.69	$17.16	$11.59
Total ReturnE,F	(27.66)%	50.57%	15.90%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	-%	-%	- %I
Expenses net of fee waivers, if any	-%	-%	- %I
Expenses net of all reductions	-%	-%	- %I
Net investment income (loss)	.23%	.18%	.79%I
Supplemental Data
Net assets, end of period (000 omitted)	$24,733	$33,282	$4,029
Portfolio turnover rateJ	32%	39%	- %K

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Disruptive Finance Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2022	Past 1 year	Life of fundA
Fidelity® Disruptive Finance Fund	(14.88)%	23.59%
Loyalty Class 1	(14.68)%	23.89%
Loyalty Class 2	(14.44)%	24.21%
Class F	(14.04)%	24.83%

 A From April 16, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Disruptive Finance Fund, a class of the fund, on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$15,678	Fidelity® Disruptive Finance Fund
$14,529	MSCI ACWI (All Country World Index) Index

Fidelity® Disruptive Finance Fund

Management's Discussion of Fund Performance

Market Recap:  Global equities returned -6.49% for the 12 months ending May 31, 2022, according to the MSCI ACWI (All Country World Index) Index. After posting an 18.90% gain in 2021, global stocks retreated to begin the new year amid several headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was accelerated efforts by some central banks to hike interest rates and aggressively wind down extraordinary monetary policy support in an attempt to rein in high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing stocks included surging global commodity prices, rising sovereign bond yields in some markets, global supply constraint and disruption, and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -4.90% in January and -2.56% in February, falling on mixed corporate earnings. Volatility eased in March and the index gained 2.21% for the month. April saw a reversal (-7.98%), amid angst about the economic toll of “zero-COVID” lockdowns in China, and then the index had a flattish May (+0.16%). For the full 12 months, emerging markets (-20%) lagged most, followed by Japan (-13%) and Europe ex U.K. (-12%). Conversely, the U.K. and Canada (+3%) led. By sector, communication services (-23%) and consumer discretionary (-21%) fared worst, whereas energy (+48%) rode a surge in commodity prices and topped the market by a wide margin.

Comments from Co-Managers Charlie Hebard and Christopher Lee:  For the fiscal year ending May 31, 2022, the fund's share classes returned roughly -15% to -14%, underperforming the -6.93% return of the MSCI All Country World Financials Equal Weighted Index (Net MA), as well as the broad-based MSCI All Country World Index (Net MA). By region, an overweighting and stock picks in the U.S. and security selection in Europe ex U.K., specifically Netherlands, hindered the fund's relative result. By industry, the primary detractor from performance versus the benchmark was our stock selection in data processing & outsourced services. An underweighting in diversified banks also hindered the fund's relative result. Also hindering our result was stock selection in real estate services. PayPal Holdings, the fund's biggest individual detractor, returned roughly -68% this period. Our second-largest detractor was Doma Holdings, which returned about -69% the past 12 months. This was a position we established during the period. Another detractor was Block, which returned approximately -62% the past twelve months. This was a position we established the past year. All these detractors were non-benchmark positions. Conversely, an underweighting in Europe ex U.K. and Asia Pacific ex Japan, specifically Hong Kong, contributed most to the fund's relative result. By industry, the primary contributors to performance versus the benchmark were an underweighting and security selection in investment banking & brokerage. Security selection in consumer finance and an overweighting in insurance brokers also bolstered the fund's relative performance. The biggest individual relative contributor was an overweight position in Arch Capital Group (+19%). Arch Capital was among the fund's largest holdings. Also adding value was our outsized stake in Apollo Asset Management, which gained about 28%. Apollo was not held at period end. Another notable relative contributor was an overweighting in Arthur J Gallaghar (+12%), which was one of the fund's biggest holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Disruptive Finance Fund

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2022

% of fund's net assets
Visa, Inc. Class A	7.1
Arch Capital Group Ltd.	6.3
MasterCard, Inc. Class A	6.1
BRP Group, Inc.	5.3
Equifax, Inc.	5.0
Capital One Financial Corp.	4.8
BlackRock, Inc. Class A	4.6
Arthur J. Gallagher & Co.	3.9
Signature Bank	3.8
Apollo Global Management, Inc.	3.3
50.2

Market Sectors as of May 31, 2022

% of fund's net assets
Financials	63.1
Information Technology	25.7
Industrials	6.6
Real Estate	2.7
Communication Services	1.0
Consumer Discretionary	0.7

Asset Allocation (% of fund's net assets)

As of May 31, 2022 *
Stocks	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 22.5%

Geographic Diversification (% of fund's net assets)

As of May 31, 2022
United States of America*	77.5%
Bermuda	7.8%
Canada	4.2%
Singapore	3.3%
Norway	3.1%
Netherlands	2.1%
France	1.3%
Sweden	0.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity® Disruptive Finance Fund

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
COMMUNICATION SERVICES - 1.0%
Interactive Media & Services - 1.0%
NerdWallet, Inc. (a)	56,533	$657,479
CONSUMER DISCRETIONARY - 0.7%
Internet & Direct Marketing Retail - 0.7%
MercadoLibre, Inc. (b)	575	451,881
FINANCIALS - 63.1%
Banks - 14.3%
DBS Group Holdings Ltd.	94,775	2,140,315
DNB Bank ASA	100,239	2,032,870
Meta Financial Group, Inc.	17,989	747,803
Signature Bank	11,346	2,453,799
Silvergate Capital Corp. (b)	4,599	361,022
SVB Financial Group (b)	3,337	1,630,358
		9,366,167
Capital Markets - 19.1%
Avanza Bank Holding AB	20,140	484,220
BlackRock, Inc. Class A	4,491	3,004,838
Brookfield Asset Management, Inc. Class A	41,387	2,094,182
Cboe Global Markets, Inc.	9,747	1,094,686
Coinbase Global, Inc. (a)(b)	4,565	356,527
Intercontinental Exchange, Inc.	20,699	2,119,371
MSCI, Inc.	2,295	1,015,193
Tradeweb Markets, Inc. Class A	15,720	1,062,829
Virtu Financial, Inc. Class A	48,071	1,256,095
		12,487,941
Consumer Finance - 6.4%
Ally Financial, Inc.	22,936	1,010,101
Capital One Financial Corp.	24,728	3,161,722
		4,171,823
Diversified Financial Services - 3.3%
Apollo Global Management, Inc.	37,307	2,150,375
Insurance - 17.0%
Arch Capital Group Ltd. (b)	87,231	4,139,983
Arthur J. Gallagher & Co.	15,613	2,528,369
BRP Group, Inc. (b)	135,702	3,422,404
Hiscox Ltd.	85,183	992,243
		11,082,999
Thrifts & Mortgage Finance - 3.0%
NMI Holdings, Inc. (b)	74,072	1,378,480
PennyMac Financial Services, Inc.	11,412	559,416
		1,937,896

TOTAL FINANCIALS		41,197,201

INDUSTRIALS - 6.6%
Professional Services - 6.6%
Equifax, Inc.	16,120	3,265,590
Verisk Analytics, Inc.	5,821	1,018,209
		4,283,799
INFORMATION TECHNOLOGY - 25.7%
IT Services - 21.8%
Adyen BV (b)(c)	880	1,362,826
Block, Inc.:
Class A (b)	7,627	667,439
Class A unit (b)	3,180	287,548
Flywire Corp. (b)	25,888	499,897
MasterCard, Inc. Class A	11,070	3,961,621
Nuvei Corp. (b)(c)	13,057	668,618
PayPal Holdings, Inc. (b)	7,792	663,956
Repay Holdings Corp. (b)	51,258	638,162
Visa, Inc. Class A	21,670	4,597,726
Worldline SA (b)(c)	20,674	845,946
		14,193,739
Software - 3.9%
Black Knight, Inc. (b)	29,289	1,989,016
BTRS Holdings, Inc. (b)	118,254	587,722
		2,576,738

TOTAL INFORMATION TECHNOLOGY		16,770,477

REAL ESTATE - 2.7%
Equity Real Estate Investment Trusts (REITs) - 1.6%
American Homes 4 Rent Class A	28,437	1,051,032
Real Estate Management & Development - 1.1%
Doma Holdings, Inc. Class A (b)	382,507	726,763

TOTAL REAL ESTATE		1,777,795

TOTAL COMMON STOCKS
(Cost $62,758,681)		65,138,632

Money Market Funds - 1.4%
Fidelity Cash Central Fund 0.82% (d)	129,078	129,104
Fidelity Securities Lending Cash Central Fund 0.82% (d)(e)	798,145	798,225
TOTAL MONEY MARKET FUNDS
(Cost $927,329)		927,329
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $63,686,010)		66,065,961
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(804,497)
NET ASSETS - 100%		$65,261,464

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,877,390 or 4.4% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$787,091	$22,350,042	$23,008,029	$606	$--	$--	$129,104	0.0%
Fidelity Securities Lending Cash Central Fund 0.82%	3,060,400	29,753,302	32,015,477	3,781	--	--	798,225	0.0%
Total	$3,847,491	$52,103,344	$55,023,506	$4,387	$--	$--	$927,329

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$657,479	$657,479	$--	$--
Consumer Discretionary	451,881	451,881	--	--
Financials	41,197,201	39,164,331	2,032,870	--
Industrials	4,283,799	4,283,799	--	--
Information Technology	16,770,477	14,561,705	2,208,772	--
Real Estate	1,777,795	1,777,795	--	--
Money Market Funds	927,329	927,329	--	--
Total Investments in Securities:	$66,065,961	$61,824,319	$4,241,642	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Disruptive Finance Fund

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value (including securities loaned of $798,373) — See accompanying schedule: Unaffiliated issuers (cost $62,758,681)	$65,138,632
Fidelity Central Funds (cost $927,329)	927,329
Total Investment in Securities (cost $63,686,010)		$66,065,961
Receivable for fund shares sold		74,154
Dividends receivable		56,751
Distributions receivable from Fidelity Central Funds		548
Other receivables		1,283
Total assets		66,198,697
Liabilities
Payable for fund shares redeemed	$110,964
Accrued management fee	28,044
Collateral on securities loaned	798,225
Total liabilities		937,233
Net Assets		$65,261,464
Net Assets consist of:
Paid in capital		$61,196,924
Total accumulated earnings (loss)		4,064,540
Net Assets		$65,261,464
Net Asset Value and Maximum Offering Price
Fidelity Disruptive Finance Fund:
Net Asset Value, offering price and redemption price per share ($18,485,587 ÷ 1,214,684 shares)		$15.22
Loyalty Class 1:
Net Asset Value, offering price and redemption price per share ($20,775,356 ÷ 1,365,722 shares)		$15.21
Loyalty Class 2:
Net Asset Value, offering price and redemption price per share ($158,441 ÷ 10,356 shares)		$15.30
Class F:
Net Asset Value, offering price and redemption price per share ($25,842,080 ÷ 1,684,787 shares)		$15.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2022
Investment Income
Dividends		$1,094,637
Interest		49
Income from Fidelity Central Funds (including $3,781 from security lending)		4,387
Income before foreign taxes withheld		1,099,073
Less foreign taxes withheld		(80,346)
Total income		1,018,727
Expenses
Management fee	$489,062
Independent trustees' fees and expenses	307
Total expenses before reductions	489,369
Expense reductions	(116)
Total expenses after reductions		489,253
Net investment income (loss)		529,474
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,338,924
Foreign currency transactions	(5,402)
Total net realized gain (loss)		3,333,522
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(16,077,538)
Assets and liabilities in foreign currencies	216
Total change in net unrealized appreciation (depreciation)		(16,077,322)
Net gain (loss)		(12,743,800)
Net increase (decrease) in net assets resulting from operations		$(12,214,326)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2022	Year ended May 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$529,474	$499,196
Net realized gain (loss)	3,333,522	549,994
Change in net unrealized appreciation (depreciation)	(16,077,322)	17,920,809
Net increase (decrease) in net assets resulting from operations	(12,214,326)	18,969,999
Distributions to shareholders	(2,188,878)	(553,515)
Share transactions - net increase (decrease)	(7,220,651)	61,783,456
Total increase (decrease) in net assets	(21,623,855)	80,199,940
Net Assets
Beginning of period	86,885,319	6,685,379
End of period	$65,261,464	$86,885,319

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Disruptive Finance Fund

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$18.20	$11.86	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.02	.11D	.03
Net realized and unrealized gain (loss)	(2.67)	6.41	1.83
Total from investment operations	(2.65)	6.52	1.86
Distributions from net investment income	(.04)	(.05)	–
Distributions from net realized gain	(.29)	(.13)	–
Total distributions	(.33)	(.18)	–
Net asset value, end of period	$15.22	$18.20	$11.86
Total ReturnE,F	(14.88)%	55.31%	18.60%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	1.00%	1.01%I	1.01%I,J
Expenses net of fee waivers, if any	1.00%	1.01%I	1.01%I,J
Expenses net of all reductions	1.00%	1.01%I	1.01%I,J
Net investment income (loss)	.12%	.72%D	1.99%J
Supplemental Data
Net assets, end of period (000 omitted)	$18,486	$48,219	$2,373
Portfolio turnover rateK	43%	18%	- %L,M

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .49%.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Amount represents less than 1%.

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptive Finance Fund Loyalty Class 1

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$18.28	$11.86	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.08	.20D	.03
Net realized and unrealized gain (loss)	(2.68)	6.38	1.83
Total from investment operations	(2.60)	6.58	1.86
Distributions from net investment income	(.18)	(.03)	–
Distributions from net realized gain	(.29)	(.13)	–
Total distributions	(.47)	(.16)	–
Net asset value, end of period	$15.21	$18.28	$11.86
Total ReturnE,F	(14.68)%	55.73%	18.60%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.76%I	.75%	.75%J
Expenses net of fee waivers, if any	.76%I	.75%	.75%J
Expenses net of all reductions	.76%I	.75%	.75%J
Net investment income (loss)	.48%	1.30%D	2.26%J
Supplemental Data
Net assets, end of period (000 omitted)	$20,775	$2,668	$119
Portfolio turnover rateK	43%	18%	- %L,M

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.07%.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Amount represents less than 1%.

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptive Finance Fund Loyalty Class 2

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$18.30	$11.87	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.12	.15D	.03
Net realized and unrealized gain (loss)	(2.69)	6.46	1.84
Total from investment operations	(2.57)	6.61	1.87
Distributions from net investment income	(.14)	(.05)	–
Distributions from net realized gain	(.29)	(.13)	–
Total distributions	(.43)	(.18)	–
Net asset value, end of period	$15.30	$18.30	$11.87
Total ReturnE,F	(14.44)%	56.03%	18.70%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.50%	.50%	.50%I
Expenses net of fee waivers, if any	.50%	.50%	.50%I
Expenses net of all reductions	.50%	.50%	.50%I
Net investment income (loss)	.66%	1.03%D	2.51%I
Supplemental Data
Net assets, end of period (000 omitted)	$158	$185	$119
Portfolio turnover rateJ	43%	18%	- %K,L

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .80%.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount represents less than 1%.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptive Finance Fund Class F

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$18.35	$11.87	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.21	.26D	.04
Net realized and unrealized gain (loss)	(2.70)	6.45	1.83
Total from investment operations	(2.49)	6.71	1.87
Distributions from net investment income	(.23)	(.10)	–
Distributions from net realized gain	(.29)	(.13)	–
Total distributions	(.52)	(.23)	–
Net asset value, end of period	$15.34	$18.35	$11.87
Total ReturnE,F	(14.04)%	56.95%	18.70%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	-%	-%	- %I
Expenses net of fee waivers, if any	-%	-%	- %I
Expenses net of all reductions	-%	-%	- %I
Net investment income (loss)	1.14%	1.68%D	3.01%I
Supplemental Data
Net assets, end of period (000 omitted)	$25,842	$35,814	$4,075
Portfolio turnover rateJ	43%	18%	- %K,L

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.45%.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount represents less than 1%.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Disruptive Medicine Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2022	Past 1 year	Life of fundA
Fidelity® Disruptive Medicine Fund	(22.68)%	0.60%
Loyalty Class 1	(22.46)%	0.86%
Loyalty Class 2	(22.33)%	1.09%
Class F	(21.89)%	1.59%

 A From April 16, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Disruptive Medicine Fund, a class of the fund, on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$10,128	Fidelity® Disruptive Medicine Fund
$14,529	MSCI ACWI (All Country World Index) Index

Fidelity® Disruptive Medicine Fund

Management's Discussion of Fund Performance

Market Recap:  Global equities returned -6.49% for the 12 months ending May 31, 2022, according to the MSCI ACWI (All Country World Index) Index. After posting an 18.90% gain in 2021, global stocks retreated to begin the new year amid several headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was accelerated efforts by some central banks to hike interest rates and aggressively wind down extraordinary monetary policy support in an attempt to rein in high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing stocks included surging global commodity prices, rising sovereign bond yields in some markets, global supply constraint and disruption, and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -4.90% in January and -2.56% in February, falling on mixed corporate earnings. Volatility eased in March and the index gained 2.21% for the month. April saw a reversal (-7.98%), amid angst about the economic toll of “zero-COVID” lockdowns in China, and then the index had a flattish May (+0.16%). For the full 12 months, emerging markets (-20%) lagged most, followed by Japan (-13%) and Europe ex U.K. (-12%). Conversely, the U.K. and Canada (+3%) led. By sector, communication services (-23%) and consumer discretionary (-21%) fared worst, whereas energy (+48%) rode a surge in commodity prices and topped the market by a wide margin.

Comments from Co-Managers Charlie Hebard and Christopher Lee:  For the fiscal year ending May 31, 2022, the fund's share classes returned about -23% to -22%, outperforming the -23.79% result of the MSCI All Country World Health Care Equal Weighted Index (Net MA), but underperforming the broad-based MSCI All Country World Index (Net MA). By region, an overweighting in the U.S. and an underweighting in emerging markets, primarily driven by China, contributed most to the fund's relative result. By industry, the top contributors to performance versus the benchmark were an overweighting and stock selection in managed health care. Security selection in pharmaceuticals and an underweighting in health care supplies also helped. The fund's largest individual relative contributor was an outsized stake in UnitedHealth Group, which gained 22% the past year. The company was among our largest holdings. Also bolstering performance was an overweighting in Regeneron Pharmaceuticals, which gained about 32%. Regeneron Pharmaceuticals was among our biggest holdings. Another notable relative contributor was an outsized stake in Centene (+11%), which was one of our largest holdings. In contrast, stock picks in the U.S. and an underweighting in Japan hindered the fund's relative result. By industry, the largest detractor from performance versus the benchmark was an underweighting in pharmaceuticals. Stock picks and an overweighting in biotechnology and security selection in health care services also hindered relative performance. The fund's biggest individual relative detractor was an overweighting in 10x Genomics, which returned -72% the past twelve months. We added to our stake in this company. The fund's non-benchmark stake in TG Therapeutics returned approximately -87%. The fund's stake in Mirati Therapeutics, a non-benchmark position we established this period, returned -67%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Disruptive Medicine Fund

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2022

% of fund's net assets
Humana, Inc.	4.5
Danaher Corp.	4.5
UnitedHealth Group, Inc.	4.5
Royalty Pharma PLC	4.4
Vertex Pharmaceuticals, Inc.	4.2
Boston Scientific Corp.	4.1
Regeneron Pharmaceuticals, Inc.	4.0
Centene Corp.	3.9
Insulet Corp.	3.4
Alnylam Pharmaceuticals, Inc.	3.2
40.7

Market Sectors as of May 31, 2022

% of fund's net assets
Health Care	99.6

Asset Allocation (% of fund's net assets)

As of May 31, 2022 *
Stocks	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 11.2%

Geographic Diversification (% of fund's net assets)

As of May 31, 2022
United States of America*	88.8%
Switzerland	3.0%
France	2.6%
Netherlands	2.5%
Australia	1.1%
Cayman Islands	1.0%
Denmark	0.6%
Sweden	0.3%
Canada	0.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity® Disruptive Medicine Fund

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
HEALTH CARE - 99.6%
Biotechnology - 28.9%
ADC Therapeutics SA (a)	3,214	$21,984
Alnylam Pharmaceuticals, Inc. (a)	13,475	1,695,155
Argenx SE ADR (a)	4,155	1,285,142
Ascendis Pharma A/S sponsored ADR (a)	3,865	326,631
Beam Therapeutics, Inc. (a)(b)	4,111	144,625
Blueprint Medicines Corp. (a)	12,128	667,040
Cerevel Therapeutics Holdings (a)(b)	31,165	814,341
Cyteir Therapeutics, Inc.	21,472	40,797
Cytokinetics, Inc. (a)	15,126	603,527
Graphite Bio, Inc.	66,468	156,200
Innovent Biologics, Inc. (a)(c)	65,856	204,352
Instil Bio, Inc. (a)(b)	54,690	328,413
Intellia Therapeutics, Inc. (a)	2,765	127,577
Janux Therapeutics, Inc.	17,674	196,712
Keros Therapeutics, Inc. (a)	4,995	168,831
Kymera Therapeutics, Inc. (a)	6,192	88,360
Legend Biotech Corp. ADR (a)	12,470	527,356
Mirati Therapeutics, Inc. (a)	10,823	423,829
Regeneron Pharmaceuticals, Inc. (a)	3,160	2,100,578
Relay Therapeutics, Inc. (a)(b)	10,553	171,803
Revolution Medicines, Inc. (a)(b)	11,650	197,817
Seagen, Inc. (a)	8,137	1,104,028
Stoke Therapeutics, Inc. (a)	13,940	168,813
Tenaya Therapeutics, Inc. (a)	22,835	152,995
TG Therapeutics, Inc. (a)	24,018	106,160
Twist Bioscience Corp. (a)	7,317	249,071
Tyra Biosciences, Inc. (b)	15,098	103,119
Vertex Pharmaceuticals, Inc. (a)	8,270	2,221,736
Verve Therapeutics, Inc.	15,126	229,310
Xenon Pharmaceuticals, Inc. (a)	2,845	74,966
Zai Lab Ltd. ADR (a)	9,967	290,040
Zentalis Pharmaceuticals, Inc. (a)	6,676	160,958
		15,152,266
Health Care Equipment & Supplies - 22.1%
Align Technology, Inc. (a)	1,283	356,212
Atricure, Inc. (a)	12,187	495,158
Boston Scientific Corp. (a)	52,590	2,156,716
DexCom, Inc. (a)	2,629	783,284
Insulet Corp. (a)	8,348	1,782,131
Intuitive Surgical, Inc. (a)	4,534	1,032,120
Masimo Corp. (a)	5,779	811,545
Nanosonics Ltd. (a)	208,832	573,996
Nevro Corp. (a)	675	29,417
Penumbra, Inc. (a)	8,639	1,269,242
Stryker Corp.	6,314	1,480,633
Tandem Diabetes Care, Inc. (a)	7,164	488,370
ViewRay, Inc. (a)	110,417	319,105
		11,577,929
Health Care Providers & Services - 15.3%
agilon health, Inc. (a)	18,426	351,937
Centene Corp. (a)	25,106	2,044,633
Guardant Health, Inc. (a)	6,961	285,262
Humana, Inc.	5,219	2,370,625
Oak Street Health, Inc. (a)	33,894	639,919
UnitedHealth Group, Inc.	4,722	2,345,795
		8,038,171
Health Care Technology - 3.5%
Doximity, Inc. (b)	7,200	251,928
Inspire Medical Systems, Inc. (a)	4,175	738,265
Phreesia, Inc. (a)	13,552	245,833
Veeva Systems, Inc. Class A (a)	3,355	571,222
		1,807,248
Life Sciences Tools & Services - 24.2%
10X Genomics, Inc. (a)	29,448	1,507,443
Bio-Techne Corp.	2,604	962,777
Bruker Corp.	26,617	1,663,030
Charles River Laboratories International, Inc. (a)	4,089	957,153
Danaher Corp.	8,925	2,354,594
Lonza Group AG	2,655	1,600,715
Maravai LifeSciences Holdings, Inc. (a)	18,782	585,059
Olink Holding AB ADR (a)(b)	11,974	140,814
Sartorius Stedim Biotech	3,906	1,346,464
Thermo Fisher Scientific, Inc.	2,770	1,572,169
		12,690,218
Pharmaceuticals - 5.6%
Arvinas Holding Co. LLC (a)	8,160	340,190
Royalty Pharma PLC	56,453	2,322,476
Theseus Pharmaceuticals, Inc. (b)	39,125	264,094
		2,926,760
TOTAL COMMON STOCKS
(Cost $60,657,149)		52,192,592

Money Market Funds - 3.4%
Fidelity Cash Central Fund 0.82% (d)	154,025	154,056
Fidelity Securities Lending Cash Central Fund 0.82% (d)(e)	1,644,161	1,644,325
TOTAL MONEY MARKET FUNDS
(Cost $1,798,381)		1,798,381
TOTAL INVESTMENT IN SECURITIES - 103.0%
(Cost $62,455,530)		53,990,973
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(1,593,360)
NET ASSETS - 100%		$52,397,613

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $204,352 or 0.4% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$1,620,592	$24,346,314	$25,812,850	$715	$--	$--	$154,056	0.0%
Fidelity Securities Lending Cash Central Fund 0.82%	4,950,950	24,337,438	27,644,063	26,513	--	--	1,644,325	0.0%
Total	$6,571,542	$48,683,752	$53,456,913	$27,228	$--	$--	$1,798,381

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Health Care	$52,192,592	$50,591,877	$1,600,715	$--
Money Market Funds	1,798,381	1,798,381	--	--
Total Investments in Securities:	$53,990,973	$52,390,258	$1,600,715	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Disruptive Medicine Fund

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value (including securities loaned of $1,549,769) — See accompanying schedule: Unaffiliated issuers (cost $60,657,149)	$52,192,592
Fidelity Central Funds (cost $1,798,381)	1,798,381
Total Investment in Securities (cost $62,455,530)		$53,990,973
Receivable for fund shares sold		112,127
Dividends receivable		22,341
Distributions receivable from Fidelity Central Funds		2,576
Other receivables		1,239
Total assets		54,129,256
Liabilities
Payable for fund shares redeemed	$67,391
Accrued management fee	19,927
Collateral on securities loaned	1,644,325
Total liabilities		1,731,643
Net Assets		$52,397,613
Net Assets consist of:
Paid in capital		$64,205,697
Total accumulated earnings (loss)		(11,808,084)
Net Assets		$52,397,613
Net Asset Value and Maximum Offering Price
Fidelity Disruptive Medicine Fund:
Net Asset Value, offering price and redemption price per share ($11,026,536 ÷ 1,107,045 shares)		$9.96
Loyalty Class 1:
Net Asset Value, offering price and redemption price per share ($16,745,718 ÷ 1,678,732 shares)		$9.98
Loyalty Class 2:
Net Asset Value, offering price and redemption price per share ($102,330 ÷ 10,201 shares)		$10.03
Class F:
Net Asset Value, offering price and redemption price per share ($24,523,029 ÷ 2,430,122 shares)		$10.09

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2022
Investment Income
Dividends		$186,903
Income from Fidelity Central Funds (including $26,513 from security lending)		27,228
Total income		214,131
Expenses
Management fee	$355,683
Independent trustees' fees and expenses	255
Total expenses before reductions	355,938
Expense reductions	(9)
Total expenses after reductions		355,929
Net investment income (loss)		(141,798)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,260,439)
Foreign currency transactions	2,170
Total net realized gain (loss)		(3,258,269)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(13,445,475)
Assets and liabilities in foreign currencies	(788)
Total change in net unrealized appreciation (depreciation)		(13,446,263)
Net gain (loss)		(16,704,532)
Net increase (decrease) in net assets resulting from operations		$(16,846,330)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2022	Year ended May 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(141,798)	$(55,877)
Net realized gain (loss)	(3,258,269)	1,454,032
Change in net unrealized appreciation (depreciation)	(13,446,263)	4,512,574
Net increase (decrease) in net assets resulting from operations	(16,846,330)	5,910,729
Distributions to shareholders	(869,901)	(423,439)
Share transactions - net increase (decrease)	1,922,239	52,904,154
Total increase (decrease) in net assets	(15,793,992)	58,391,444
Net Assets
Beginning of period	68,191,605	9,800,161
End of period	$52,397,613	$68,191,605

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Disruptive Medicine Fund

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$13.00	$11.06	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.09)	(.07)	(.01)
Net realized and unrealized gain (loss)	(2.82)	2.10	1.07
Total from investment operations	(2.91)	2.03	1.06
Distributions from net realized gain	(.13)	(.09)	–
Total distributions	(.13)	(.09)	–
Net asset value, end of period	$9.96	$13.00	$11.06
Total ReturnD,E	(22.68)%	18.44%	10.60%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	1.00%	1.01%H	1.01%H,I
Expenses net of fee waivers, if any	1.00%	1.01%H	1.01%H,I
Expenses net of all reductions	1.00%	1.01%H	1.01%H,I
Net investment income (loss)	(.70)%	(.58)%	(.75)%I
Supplemental Data
Net assets, end of period (000 omitted)	$11,027	$32,331	$5,666
Portfolio turnover rateJ	47%	44%	- %K,L

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount represents less than 1%.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptive Medicine Fund Loyalty Class 1

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$13.04	$11.05	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.06)	(.03)	(.01)
Net realized and unrealized gain (loss)	(2.82)	2.11	1.06
Total from investment operations	(2.88)	2.08	1.05
Distributions from net realized gain	(.18)	(.09)	–
Total distributions	(.18)	(.09)	–
Net asset value, end of period	$9.98	$13.04	$11.05
Total ReturnD,E	(22.46)%	18.86%	10.50%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.75%	.76%H	.75%I
Expenses net of fee waivers, if any	.75%	.76%H	.75%I
Expenses net of all reductions	.75%	.76%H	.75%I
Net investment income (loss)	(.46)%	(.25)%	(.48)%I
Supplemental Data
Net assets, end of period (000 omitted)	$16,746	$3,786	$111
Portfolio turnover rateJ	47%	44%	- %K,L

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount represents less than 1%.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptive Medicine Fund Loyalty Class 2

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$13.06	$11.06	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.03)	(.01)	–D
Net realized and unrealized gain (loss)	(2.84)	2.12	1.06
Total from investment operations	(2.87)	2.11	1.06
Distributions from net realized gain	(.16)	(.11)	–
Total distributions	(.16)	(.11)	–
Net asset value, end of period	$10.03	$13.06	$11.06
Total ReturnE,F	(22.33)%	19.10%	10.60%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.50%	.50%	.50%I
Expenses net of fee waivers, if any	.50%	.50%	.50%I
Expenses net of all reductions	.50%	.50%	.50%I
Net investment income (loss)	(.21)%	(.11)%	(.23)%I
Supplemental Data
Net assets, end of period (000 omitted)	$102	$132	$111
Portfolio turnover rateJ	47%	44%	- %K,L

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount represents less than 1%.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptive Medicine Fund Class F

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$13.09	$11.07	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.04	.06	–D
Net realized and unrealized gain (loss)	(2.86)	2.10	1.07
Total from investment operations	(2.82)	2.16	1.07
Distributions from net realized gain	(.18)	(.14)	–
Total distributions	(.18)	(.14)	–
Net asset value, end of period	$10.09	$13.09	$11.07
Total ReturnE,F	(21.89)%	19.60%	10.70%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	-%	-%	- %I
Expenses net of fee waivers, if any	-%	-%	- %I
Expenses net of all reductions	-%	-%	- %I
Net investment income (loss)	.29%	.45%	.27%I
Supplemental Data
Net assets, end of period (000 omitted)	$24,523	$31,943	$3,914
Portfolio turnover rateJ	47%	44%	- %K,L

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount represents less than 1%.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Disruptive Technology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2022	Past 1 year	Life of fundA
Fidelity® Disruptive Technology Fund	(33.85)%	9.05%
Loyalty Class 1	(33.65)%	9.31%
Loyalty Class 2	(33.49)%	9.58%
Class F	(33.19)%	10.12%

 A From April 16, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Disruptive Technology Fund, a class of the fund, on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$12,018	Fidelity® Disruptive Technology Fund
$14,529	MSCI ACWI (All Country World Index) Index

Fidelity® Disruptive Technology Fund

Management's Discussion of Fund Performance

Market Recap:  Global equities returned -6.49% for the 12 months ending May 31, 2022, according to the MSCI ACWI (All Country World Index) Index. After posting an 18.90% gain in 2021, global stocks retreated to begin the new year amid several headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was accelerated efforts by some central banks to hike interest rates and aggressively wind down extraordinary monetary policy support in an attempt to rein in high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing stocks included surging global commodity prices, rising sovereign bond yields in some markets, global supply constraint and disruption, and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -4.90% in January and -2.56% in February, falling on mixed corporate earnings. Volatility eased in March and the index gained 2.21% for the month. April saw a reversal (-7.98%), amid angst about the economic toll of “zero-COVID” lockdowns in China, and then the index had a flattish May (+0.16%). For the full 12 months, emerging markets (-20%) lagged most, followed by Japan (-13%) and Europe ex U.K. (-12%). Conversely, the U.K. and Canada (+3%) led. By sector, communication services (-23%) and consumer discretionary (-21%) fared worst, whereas energy (+48%) rode a surge in commodity prices and topped the market by a wide margin.

Comments from Co-Managers Charlie Hebard and Christopher Lee:  For the fiscal year ending May 31, 2022, the fund's share classes returned roughly -34% to -33%, underperforming the -17.58% return of the MSCI All Country World Information Technology Equal Weighted Index (Net MA), as well as the broad-based MSCI All Country World Index (Net MA). By region, stock picks in the U.S. and emerging markets hurt the fund's relative result. By industry, the primary detractor from performance versus the benchmark was our stock picks in interactive media & services. Weak picks in internet & direct marketing retail also hampered the fund's relative result. Also detracting from performance was security selection in movies & entertainment. Sea, the fund's top individual detractor, returned approximately -70% this period. This was a position we established the past twelve months. Our second-largest detractor was Netflix, which returned roughly -61% the past year. This was among the fund's biggest holdings this period. Another detractor this period was Yandex. The stock returned -95% the past twelve months. All these detractors were non-benchmark positions. Conversely, an underweighting in emerging markets, specifically China, and an overweighting in the U.S. contributed most to the fund's relative result. By industry, the primary contributor to performance versus the benchmark was stock selection in systems software. Strong picks in internet services & infrastructure also helped. Also boosting the fund's relative performance was stock selection in wireless telecommunication services. The biggest individual relative contributor was an overweight position in Microsoft (+11%), the fund's largest holding. Also bolstering performance was our overweighting in Nvidia, which gained 18%. Nvidia was among the fund's largest holdings the past twelve months. The fund's non-benchmark stake in Alphabet, one of the fund's biggest holdings, returned about -4% and notably contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Disruptive Technology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2022

% of fund's net assets
Microsoft Corp.	5.4
ASML Holding NV (Netherlands)	5.2
Adobe, Inc.	5.2
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5.0
Alphabet, Inc. Class C	4.3
Amazon.com, Inc.	4.2
Salesforce.com, Inc.	4.2
Workday, Inc. Class A	3.9
Marvell Technology, Inc.	3.9
T-Mobile U.S., Inc.	3.3
44.6

Market Sectors as of May 31, 2022

% of fund's net assets
Information Technology	65.5
Communication Services	20.4
Consumer Discretionary	13.3

Asset Allocation (% of fund's net assets)

As of May 31, 2022 *
Stocks	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 30.7%

Geographic Diversification (% of fund's net assets)

As of May 31, 2022
United States of America*	69.3%
Netherlands	7.4%
Taiwan	5.0%
Cayman Islands	4.5%
Japan	4.1%
Mauritius	2.4%
Korea (South)	2.1%
Ireland	1.7%
United Kingdom	1.6%
Other	1.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Fidelity® Disruptive Technology Fund

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
COMMUNICATION SERVICES - 20.4%
Entertainment - 5.3%
Netflix, Inc. (a)	10,921	$2,156,242
Roku, Inc. Class A (a)	3,427	325,222
Sea Ltd. ADR (a)	31,240	2,582,298
Spotify Technology SA (a)	4,886	550,994
		5,614,756
Interactive Media & Services - 11.8%
Alphabet, Inc. Class C (a)	2,001	4,563,841
Kakao Corp.	10,364	709,055
Meta Platforms, Inc. Class A (a)	10,802	2,091,699
Snap, Inc. Class A (a)	39,471	556,936
Tencent Holdings Ltd.	25,898	1,184,015
Yandex NV Series A (a)(b)	47,740	163,741
Z Holdings Corp.	1,004,363	3,310,883
		12,580,170
Wireless Telecommunication Services - 3.3%
T-Mobile U.S., Inc. (a)	25,927	3,455,810

TOTAL COMMUNICATION SERVICES		21,650,736

CONSUMER DISCRETIONARY - 13.3%
Automobiles - 0.9%
Tesla, Inc. (a)	1,303	988,013
Hotels, Restaurants & Leisure - 3.3%
Airbnb, Inc. Class A (a)	7,624	921,513
MakeMyTrip Ltd. (a)(c)	94,239	2,606,651
		3,528,164
Internet & Direct Marketing Retail - 8.5%
Amazon.com, Inc. (a)	1,860	4,471,793
Delivery Hero AG (a)(d)	10,169	390,171
Doordash, Inc. (a)	7,650	588,362
Farfetch Ltd. Class A(a)	81,855	734,239
Global-e Online Ltd. (a)	23,388	450,687
Lyft, Inc. (a)	27,387	484,202
Uber Technologies, Inc. (a)	30,754	713,493
ZOZO, Inc.	50,473	1,076,229
		8,909,176
Specialty Retail - 0.6%
Auto1 Group SE (a)(d)	59,522	638,040

TOTAL CONSUMER DISCRETIONARY		14,063,393

INFORMATION TECHNOLOGY - 65.5%
Electronic Equipment & Components - 1.4%
Samsung SDI Co. Ltd.	3,146	1,455,995
IT Services - 9.4%
Accenture PLC Class A	6,021	1,797,028
Adyen BV (a)(d)	1,451	2,247,114
Block, Inc. Class A (a)	8,170	714,957
MongoDB, Inc. Class A (a)	9,527	2,259,328
Paymentus Holdings, Inc. (a)(c)	39,539	600,597
Snowflake, Inc. (a)	10,245	1,307,774
Twilio, Inc. Class A (a)	9,509	1,000,062
		9,926,860
Semiconductors & Semiconductor Equipment - 22.1%
ASML Holding NV (Netherlands)	9,538	5,488,691
Enphase Energy, Inc. (a)	15,853	2,951,670
Marvell Technology, Inc.	69,509	4,111,457
NVIDIA Corp.	18,407	3,436,955
SolarEdge Technologies, Inc. (a)	7,793	2,125,852
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	56,021	5,338,801
		23,453,426
Software - 30.7%
Adobe, Inc. (a)	13,149	5,476,296
Amplitude, Inc. (a)(c)	36,066	679,483
Atlassian Corp. PLC (a)	9,782	1,734,544
Bill.Com Holdings, Inc. (a)	7,638	903,117
Confluent, Inc. (c)	33,760	713,349
Crowdstrike Holdings, Inc. (a)	8,698	1,391,593
HashiCorp, Inc. (c)	31,589	1,106,247
HubSpot, Inc. (a)	5,847	1,974,473
Intuit, Inc.	7,100	2,942,666
Kingdee International Software Group Co. Ltd. (a)	473,795	934,645
Microsoft Corp.	20,972	5,701,657
Qualtrics International, Inc. (a)	31,104	441,677
Salesforce.com, Inc. (a)	27,890	4,469,094
Workday, Inc. Class A (a)	26,523	4,145,545
		32,614,386
Technology Hardware, Storage & Peripherals - 1.9%
Apple, Inc.	13,766	2,048,931

TOTAL INFORMATION TECHNOLOGY		69,499,598

TOTAL COMMON STOCKS
(Cost $142,408,179)		105,213,727

Money Market Funds - 5.8%
Fidelity Cash Central Fund 0.82% (e)	907,664	907,846
Fidelity Securities Lending Cash Central Fund 0.82% (e)(f)	5,284,691	5,285,219
TOTAL MONEY MARKET FUNDS
(Cost $6,193,065)		6,193,065
TOTAL INVESTMENT IN SECURITIES - 105.0%
(Cost $148,601,244)		111,406,792
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(5,292,601)
NET ASSETS - 100%		$106,114,191

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,275,325 or 3.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$1,205,966	$46,205,312	$46,503,432	$1,882	$--	$--	$907,846	0.0%
Fidelity Securities Lending Cash Central Fund 0.82%	2,271,625	64,417,665	61,404,071	10,622	--	--	5,285,219	0.0%
Total	$3,477,591	$110,622,977	$107,907,503	$12,504	$--	$--	$6,193,065

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$21,650,736	$16,992,097	$4,494,898	$163,741
Consumer Discretionary	14,063,393	14,063,393	--	--
Information Technology	69,499,598	61,763,793	7,735,805	--
Money Market Funds	6,193,065	6,193,065	--	--
Total Investments in Securities:	$111,406,792	$99,012,348	$12,230,703	$163,741

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Communication Services
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	(94,547)
Net Unrealized Gain (Loss) on Investment Securities	(3,045,096)
Cost of Purchases	--
Proceeds of Sales	(276,033)
Amortization/Accretion	--
Transfers into Level 3	3,579,417
Transfers out of Level 3	--
Ending Balance	$163,741
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at May 31, 2022	$(3,045,096)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation{s} are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Disruptive Technology Fund

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value (including securities loaned of $4,937,071) — See accompanying schedule: Unaffiliated issuers (cost $142,408,179)	$105,213,727
Fidelity Central Funds (cost $6,193,065)	6,193,065
Total Investment in Securities (cost $148,601,244)		$111,406,792
Receivable for fund shares sold		93,954
Dividends receivable		72,280
Distributions receivable from Fidelity Central Funds		5,718
Other receivables		1,680
Total assets		111,580,424
Liabilities
Payable for fund shares redeemed	$123,098
Accrued management fee	57,916
Collateral on securities loaned	5,285,219
Total liabilities		5,466,233
Net Assets		$106,114,191
Net Assets consist of:
Paid in capital		$142,402,858
Total accumulated earnings (loss)		(36,288,667)
Net Assets		$106,114,191
Net Asset Value and Maximum Offering Price
Fidelity Disruptive Technology Fund:
Net Asset Value, offering price and redemption price per share ($34,801,732 ÷ 2,946,666 shares)		$11.81
Loyalty Class 1:
Net Asset Value, offering price and redemption price per share ($46,694,125 ÷ 3,947,285 shares)		$11.83
Loyalty Class 2:
Net Asset Value, offering price and redemption price per share ($121,431 ÷ 10,206 shares)		$11.90
Class F:
Net Asset Value, offering price and redemption price per share ($24,496,903 ÷ 2,046,037 shares)		$11.97

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2022
Investment Income
Dividends		$399,223
Non-Cash dividends		48,041
Income from Fidelity Central Funds (including $10,622 from security lending)		12,504
Income before foreign taxes withheld		459,768
Less foreign taxes withheld		(48,843)
Total income		410,925
Expenses
Management fee	$1,219,105
Independent trustees' fees and expenses	603
Total expenses before reductions	1,219,708
Expense reductions	(2)
Total expenses after reductions		1,219,706
Net investment income (loss)		(808,781)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,345,219
Foreign currency transactions	(1,202)
Total net realized gain (loss)		2,344,017
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(57,700,795)
Assets and liabilities in foreign currencies	(3,137)
Total change in net unrealized appreciation (depreciation)		(57,703,932)
Net gain (loss)		(55,359,915)
Net increase (decrease) in net assets resulting from operations		$(56,168,696)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2022	Year ended May 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(808,781)	$(609,356)
Net realized gain (loss)	2,344,017	3,211,992
Change in net unrealized appreciation (depreciation)	(57,703,932)	19,747,237
Net increase (decrease) in net assets resulting from operations	(56,168,696)	22,349,873
Distributions to shareholders	(2,859,572)	(482,032)
Share transactions - net increase (decrease)	(5,482,616)	138,300,525
Total increase (decrease) in net assets	(64,510,884)	160,168,366
Net Assets
Beginning of period	170,625,075	10,456,709
End of period	$106,114,191	$170,625,075

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Disruptive Technology Fund

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$18.10	$11.49	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.14)	(.13)	(.01)
Net realized and unrealized gain (loss)	(5.88)	6.81	1.50
Total from investment operations	(6.02)	6.68	1.49
Distributions from net realized gain	(.27)	(.07)	–
Total distributions	(.27)	(.07)	–
Net asset value, end of period	$11.81	$18.10	$11.49
Total ReturnD,E	(33.85)%	58.13%	14.90%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.99%H	1.01%H	1.01%H,I
Expenses net of fee waivers, if any	.99%H	1.01%H	1.01%H,I
Expenses net of all reductions	.99%H	1.01%H	1.01%H,I
Net investment income (loss)	(.78)%	(.77)%	(.62)%I
Supplemental Data
Net assets, end of period (000 omitted)	$34,802	$130,244	$6,198
Portfolio turnover rateJ	33%	29%	- %K

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptive Technology Fund Loyalty Class 1

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$18.15	$11.49	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.08)	(.07)	–D
Net realized and unrealized gain (loss)	(5.89)	6.78	1.49
Total from investment operations	(5.97)	6.71	1.49
Distributions from net realized gain	(.35)	(.05)	–
Total distributions	(.35)	(.05)	–
Net asset value, end of period	$11.83	$18.15	$11.49
Total ReturnE,F	(33.65)%	58.46%	14.90%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.75%	.76%I	.75%J
Expenses net of fee waivers, if any	.75%	.76%I	.75%J
Expenses net of all reductions	.75%	.76%I	.75%J
Net investment income (loss)	(.46)%	(.44)%	(.36)%J
Supplemental Data
Net assets, end of period (000 omitted)	$46,694	$7,600	$115
Portfolio turnover rateK	33%	29%	- %L

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptive Technology Fund Loyalty Class 2

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$18.18	$11.50	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.04)	(.05)	–D
Net realized and unrealized gain (loss)	(5.93)	6.81	1.50
Total from investment operations	(5.97)	6.76	1.50
Distributions from net realized gain	(.31)	(.08)	–
Total distributions	(.31)	(.08)	–
Net asset value, end of period	$11.90	$18.18	$11.50
Total ReturnE,F	(33.49)%	58.79%	15.00%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.50%	.50%	.50%I
Expenses net of fee waivers, if any	.50%	.50%	.50%I
Expenses net of all reductions	.50%	.50%	.50%I
Net investment income (loss)	(.25)%	(.28)%	(.10)%I
Supplemental Data
Net assets, end of period (000 omitted)	$121	$183	$115
Portfolio turnover rateJ	33%	29%	- %K

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptive Technology Fund Class F

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$18.24	$11.51	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.04	.04	.01
Net realized and unrealized gain (loss)	(5.96)	6.81	1.50
Total from investment operations	(5.92)	6.85	1.51
Distributions from net realized gain	(.35)	(.12)	–
Total distributions	(.35)	(.12)	–
Net asset value, end of period	$11.97	$18.24	$11.51
Total ReturnD,E	(33.19)%	59.58%	15.10%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	-%	-%	- %H
Expenses net of fee waivers, if any	-%	-%	- %H
Expenses net of all reductions	-%	-%	- %H
Net investment income (loss)	.25%	.23%	.39%H
Supplemental Data
Net assets, end of period (000 omitted)	$24,497	$32,598	$4,029
Portfolio turnover rateI	33%	29%	- %J

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2022

1. Organization.

Fidelity Disruptive Automation Fund, Fidelity Disruptive Communications Fund, Fidelity Disruptive Finance Fund, Fidelity Disruptive Medicine Fund and Fidelity Disruptive Technology Fund (the Funds) are non-diversified funds of Fidelity Summer Street Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Each Fund offers Fidelity Disruptive Fund, Loyalty Class 1, Loyalty Class 2 and Class F shares. Each class has equal rights as to assets and voting privileges, except for matters affecting a single class. For certain accounts, Fidelity Disruptive Fund shares will automatically convert to Loyalty Class 1 shares after a holding period of one year from the initial date of purchase; and then from Loyalty Class 1 shares to Loyalty Class 2 shares after another holding period of two years. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs, futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends or foreign taxes withheld, as applicable. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Disruptive Automation Fund	$132,725,625	$12,973,804	$(16,874,940)	$(3,901,136)
Fidelity Disruptive Communications Fund	53,808,950	5,585,331	(12,270,960)	(6,685,629)
Fidelity Disruptive Finance Fund	63,798,856	10,278,189	(8,011,084)	2,267,105
Fidelity Disruptive Medicine Fund	62,628,097	5,120,025	(13,757,149)	(8,637,124)
Fidelity Disruptive Technology Fund	148,745,687	9,757,998	(47,096,893)	(37,338,895)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Disruptive Automation Fund	$–	$–	$–	$(3,910,027)
Fidelity Disruptive Communications Fund	–	–	–	(6,685,629)
Fidelity Disruptive Finance Fund	140,302	3,333,224	–	2,267,477
Fidelity Disruptive Medicine Fund	–	–	(3,145,154)	(8,637,712)
Fidelity Disruptive Technology Fund	–	1,200,012	–	(37,341,750)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Total capital loss carryfoward
Fidelity Disruptive Medicine Fund	(3,145,154)	(3,145,154)

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2021 to May 31, 2022 and ordinary losses recognized during the period January 1, 2022 to May 31, 2022. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Fidelity Disruptive Automation Fund	$(518,865)	$(–)
Fidelity Disruptive Communications Fund	(4,315,626)	(15,902)
Fidelity Disruptive Finance Fund	(1,676,464)	(–)
Fidelity Disruptive Medicine Fund	(–)	(25,217)
Fidelity Disruptive Technology Fund	(–)	(146,929)

The tax character of distributions paid was as follows:

May 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Disruptive Automation Fund	$2,442,978	$1,631,717	$4,074,695
Fidelity Disruptive Communications Fund	3,514,571	846,362	4,360,933
Fidelity Disruptive Finance Fund	1,565,554	623,324	2,188,878
Fidelity Disruptive Medicine Fund	869,901	–	869,901
Fidelity Disruptive Technology Fund	1,590,680	1,268,892	2,859,572

May 31, 2021
	Ordinary Income	Total
Fidelity Disruptive Automation Fund	$332,565	$332,565
Fidelity Disruptive Communications Fund	684,195	684,195
Fidelity Disruptive Finance Fund	553,515	553,515
Fidelity Disruptive Medicine Fund	423,439	423,439
Fidelity Disruptive Technology Fund	482,032	482,032

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Disruptive Automation Fund	35,270,755	35,557,335
Fidelity Disruptive Communications Fund	22,723,904	27,135,116
Fidelity Disruptive Finance Fund	37,504,483	45,431,508
Fidelity Disruptive Medicine Fund	36,694,889	33,436,601
Fidelity Disruptive Technology Fund	54,868,588	63,819,758

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide each Fund with investment management related services for which each Class of each Fund pays a monthly all-inclusive management fee based on an annual percentage of class-level average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses, such as proxy and shareholder meeting expenses.

Under the expense contract, the investment adviser pays all other class-level operating expenses as necessary, except the compensation of the independent Trustees and certain miscellaneous expenses, such as proxy and shareholder meeting expenses, so that total expenses of Loyalty Class 1, Loyalty Class 2 and Class F do not exceed an annual percentage of class-level average net assets.

For the reporting period, the annual management fee and expense contract rates were as follows:

	Management Fee Annual % of Class-Level Average Net Assets	Expense Contract Annual % of Class-Level Average Net Assets
Fidelity Disruptive Automation Fund
Fidelity Disruptive Automation Fund	1.00%	N/A
Loyalty Class 1	1.00%	.75%
Loyalty Class 2	1.00%	.50%
Class F	1.00%	.00%
Fidelity Disruptive Communications Fund
Fidelity Disruptive Communications Fund	1.00%	N/A
Loyalty Class 1	1.00%	.75%
Loyalty Class 2	1.00%	.50%
Class F	1.00%	.00%
Fidelity Disruptive Finance Fund
Fidelity Disruptive Finance Fund	1.00%	N/A
Loyalty Class 1	1.00%	.75%
Loyalty Class 2	1.00%	.50%
Class F	1.00%	.00%
Fidelity Disruptive Medicine Fund
Fidelity Disruptive Medicine Fund	1.00%	N/A
Loyalty Class 1	1.00%	.75%
Loyalty Class 2	1.00%	.50%
Class F	1.00%	.00%
Fidelity Disruptive Technology Fund
Fidelity Disruptive Technology Fund	1.00%	N/A
Loyalty Class 1	1.00%	.75%
Loyalty Class 2	1.00%	.50%
Class F	1.00%	.00%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Disruptive Automation Fund	$87
Fidelity Disruptive Communications Fund	193
Fidelity Disruptive Finance Fund	1,427
Fidelity Disruptive Medicine Fund	1,088
Fidelity Disruptive Technology Fund	254

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Disruptive Automation Fund	4,751,450	1,843,727	323,816
Fidelity Disruptive Communications Fund	1,449,570	1,654,544	151,065
Fidelity Disruptive Finance Fund	1,739,368	498,322	(19,369)
Fidelity Disruptive Medicine Fund	1,401,123	308,028	(52,537)
Fidelity Disruptive Technology Fund	10,237,051	1,682,169	278,005

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Disruptive Automation Fund	$197	$–	$–
Fidelity Disruptive Communications Fund	$137	$–	$–
Fidelity Disruptive Finance Fund	$414	$1,542	$638,702
Fidelity Disruptive Medicine Fund	$2,856	$282	$–
Fidelity Disruptive Technology Fund	$1,222	$–	$–

8. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Disruptive Automation Fund	$2
Fidelity Disruptive Communications Fund	15
Fidelity Disruptive Finance Fund	116
Fidelity Disruptive Medicine Fund	9
Fidelity Disruptive Technology Fund	2

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2022	Year ended May 31, 2021
Fidelity Disruptive Automation Fund
Distributions to shareholders
Fidelity Disruptive Automation Fund	$1,812,440	$205,853
Loyalty Class 1	1,093,147	380
Loyalty Class 2	5,010	580
Class F	1,164,098	125,752
Total	$4,074,695	$332,565
Fidelity Disruptive Communications Fund
Distributions to shareholders
Fidelity Disruptive Communications Fund	$1,427,817	$357,886
Loyalty Class 1	778,546	1,960
Loyalty Class 2	9,700	2,160
Class F	2,144,870	322,189
Total	$4,360,933	$684,195
Fidelity Disruptive Finance Fund
Distributions to shareholders
Fidelity Disruptive Finance Fund	$736,400	$275,435
Loyalty Class 1	350,964	1,550
Loyalty Class 2	4,381	1,791
Class F	1,097,133	274,739
Total	$2,188,878	$553,515
Fidelity Disruptive Medicine Fund
Distributions to shareholders
Fidelity Disruptive Medicine Fund	$313,911	$201,834
Loyalty Class 1	95,065	880
Loyalty Class 2	1,584	1,050
Class F	459,341	219,675
Total	$869,901	$423,439
Fidelity Disruptive Technology Fund
Distributions to shareholders
Fidelity Disruptive Technology Fund	$1,574,286	$337,814
Loyalty Class 1	619,752	540
Loyalty Class 2	3,166	760
Class F	662,368	142,918
Total	$2,859,572	$482,032

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2022	Year endedMay 31, 2021	Year ended May 31, 2022	Year endedMay 31, 2021
Fidelity Disruptive Automation Fund
Fidelity Disruptive Automation Fund
Shares sold	2,752,234	8,109,797	$51,921,559	$128,749,652
Reinvestment of distributions	88,636	11,823	1,722,187	192,321
Shares redeemed	(6,530,903)	(2,444,212)	(120,981,122)	(41,466,263)
Net increase (decrease)	(3,690,033)	5,677,408	$(67,337,376)	$87,475,710
Loyalty Class 1
Shares sold	4,560,941	361,542	$84,668,905	$6,514,213
Reinvestment of distributions	51,313	23	1,010,135	380
Shares redeemed	(931,384)	(1,275)	(15,777,057)	(22,450)
Net increase (decrease)	3,680,870	360,290	$69,901,983	$6,492,143
Loyalty Class 2
Reinvestment of distributions	256	35	$5,010	$580
Net increase (decrease)	256	35	$5,010	$580
Class F
Shares sold	331,731	1,529,549	$6,114,342	$23,645,930
Reinvestment of distributions	59,316	7,711	1,164,098	125,752
Shares redeemed	(449,808)	(38,462)	(8,048,845)	(652,008)
Net increase (decrease)	(58,761)	1,498,798	$(770,405)	$23,119,674
Fidelity Disruptive Communications Fund
Fidelity Disruptive Communications Fund
Shares sold	778,402	2,862,562	$13,145,562	$41,588,156
Reinvestment of distributions	79,255	22,027	1,353,700	337,011
Shares redeemed	(2,348,937)	(975,678)	(38,618,424)	(15,178,956)
Net increase (decrease)	(1,491,280)	1,908,911	$(24,119,162)	$26,746,211
Loyalty Class 1
Shares sold	1,560,001	194,211	$25,719,807	$3,230,591
Reinvestment of distributions	43,190	128	711,850	1,960
Shares redeemed	(557,772)	(904)	(8,111,660)	(14,898)
Net increase (decrease)	1,045,419	193,435	$18,319,997	$3,217,653
Loyalty Class 2
Reinvestment of distributions	575	141	$9,700	$2,160
Net increase (decrease)	575	141	$9,700	$2,160
Class F
Shares sold	499,239	1,612,655	$8,186,239	$23,645,930
Reinvestment of distributions	127,405	21,004	2,144,870	322,189
Shares redeemed	(450,224)	(41,481)	(6,430,638)	(652,008)
Net increase (decrease)	176,420	1,592,178	$3,900,471	$23,316,111
Fidelity Disruptive Finance Fund
Fidelity Disruptive Finance Fund
Shares sold	1,522,405	3,347,128	$28,354,963	$50,143,900
Reinvestment of distributions	37,862	17,533	699,750	261,234
Shares redeemed	(2,995,268)	(915,047)	(54,505,311)	(14,349,747)
Net increase (decrease)	(1,435,001)	2,449,614	$(25,450,598)	$36,055,387
Loyalty Class 1
Shares sold	1,495,157	135,962	$27,284,785	$2,458,603
Reinvestment of distributions	17,088	104	315,495	1,550
Shares redeemed	(292,449)	(140)	(5,046,813)	(2,536)
Net increase (decrease)	1,219,796	135,926	$22,553,467	$2,457,617
Loyalty Class 2
Reinvestment of distributions	236	120	$4,380	$1,791
Net increase (decrease)	236	120	$4,380	$1,791
Class F
Shares sold	262,444	1,630,409	$4,963,476	$23,645,930
Reinvestment of distributions	59,129	18,435	1,097,133	274,739
Shares redeemed	(588,999)	(39,917)	(10,388,509)	(652,008)
Net increase (decrease)	(267,426)	1,608,927	$(4,327,900)	$23,268,661
Fidelity Disruptive Medicine Fund
Fidelity Disruptive Medicine Fund
Shares sold	1,365,657	3,763,088	$18,194,183	$46,047,685
Reinvestment of distributions	21,668	15,875	297,724	192,401
Shares redeemed	(2,767,183)	(1,804,525)	(35,824,976)	(22,618,198)
Net increase (decrease)	(1,379,858)	1,974,438	$(17,333,069)	$23,621,888
Loyalty Class 1
Shares sold	1,803,906	289,585	$23,287,853	$3,783,085
Reinvestment of distributions	6,145	72	84,377	880
Shares redeemed	(421,676)	(9,300)	(4,950,843)	(122,534)
Net increase (decrease)	1,388,375	280,357	$18,421,387	$3,661,431
Loyalty Class 2
Reinvestment of distributions	115	86	$1,584	$1,050
Net increase (decrease)	115	86	$1,584	$1,050
Class F
Shares sold	612,276	2,119,467	$8,148,906	$26,052,118
Reinvestment of distributions	33,286	18,080	459,341	219,675
Shares redeemed	(654,892)	(51,731)	(7,775,910)	(652,008)
Net increase (decrease)	(9,330)	2,085,816	$832,337	$25,619,785
Fidelity Disruptive Technology Fund
Fidelity Disruptive Technology Fund
Shares sold	3,479,218	10,735,733	$62,077,719	$178,439,651
Reinvestment of distributions	77,426	18,945	1,510,441	324,533
Shares redeemed	(7,805,680)	(4,098,155)	(142,978,770)	(70,888,776)
Net increase (decrease)	(4,249,036)	6,656,523	$(79,390,610)	$107,875,408
Loyalty Class 1
Shares sold	5,021,866	416,027	$92,457,308	$7,416,389
Reinvestment of distributions	28,742	31	564,426	540
Shares redeemed	(1,521,976)	(7,405)	(24,013,647)	(129,412)
Net increase (decrease)	3,528,632	408,653	$69,008,087	$7,287,517
Loyalty Class 2
Reinvestment of distributions	162	44	$3,166	$760
Net increase (decrease)	162	44	$3,166	$760
Class F
Shares sold	592,417	1,466,428	$10,092,143	$23,645,930
Reinvestment of distributions	33,738	8,319	662,368	142,918
Shares redeemed	(367,127)	(37,913)	(5,857,770)	(652,008)
Net increase (decrease)	259,028	1,436,834	$4,896,741	$23,136,840

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Fidelity Disruptors Fund
Fidelity Disruptive Automation Fund	21%
Fidelity Disruptive Communications Fund	52%
Fidelity Disruptive Finance Fund	39%
Fidelity Disruptive Medicine Fund	46%
Fidelity Disruptive Technology Fund	23%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Disruptive Automation Fund, Fidelity Disruptive Communications Fund, Fidelity Disruptive Finance Fund, Fidelity Disruptive Medicine Fund and Fidelity Disruptive Technology Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Disruptive Automation Fund, Fidelity Disruptive Communications Fund, Fidelity Disruptive Finance Fund, Fidelity Disruptive Medicine Fund and Fidelity Disruptive Technology Fund (five of the funds constituting Fidelity Summer Street Trust, hereafter collectively referred to as the “Funds”) as of May 31, 2022, the related statements of operations for the year ended May 31, 2022, the statements of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended May 31, 2022 and for the period April 16, 2020 (commencement of operations) through May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2022 and each of the financial highlights for each of the two years in the period ended May 31, 2022 and for the period April 16, 2020 (commencement of operations) through May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 325 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period-B December 1, 2021 to May 31, 2022
Fidelity Disruptive Automation Fund
Fidelity Disruptive Automation Fund	1.00%
Actual		$1,000.00	$763.80	$4.40
Hypothetical-C		$1,000.00	$1,019.95	$5.04
Loyalty Class 1.75%
Actual		$1,000.00	$764.80	$3.30
Hypothetical-C		$1,000.00	$1,021.19	$3.78
Loyalty Class 2.50%
Actual		$1,000.00	$765.80	$2.20
Hypothetical-C		$1,000.00	$1,022.44	$2.52
Class F	- %
Actual		$1,000.00	$767.70	$-
Hypothetical-C		$1,000.00	$1,024.93	$-
Fidelity Disruptive Communications Fund
Fidelity Disruptive Communications Fund	1.00%
Actual		$1,000.00	$714.80	$4.28
Hypothetical-C		$1,000.00	$1,019.95	$5.04
Loyalty Class 1.75%
Actual		$1,000.00	$716.10	$3.21
Hypothetical-C		$1,000.00	$1,021.19	$3.78
Loyalty Class 2.50%
Actual		$1,000.00	$716.90	$2.14
Hypothetical-C		$1,000.00	$1,022.44	$2.52
Class F	- %
Actual		$1,000.00	$718.40	$-
Hypothetical-C		$1,000.00	$1,024.93	$-
Fidelity Disruptive Finance Fund
Fidelity Disruptive Finance Fund	1.00%
Actual		$1,000.00	$842.20	$4.59
Hypothetical-C		$1,000.00	$1,019.95	$5.04
Loyalty Class 1.75%
Actual		$1,000.00	$843.00	$3.45
Hypothetical-C		$1,000.00	$1,021.19	$3.78
Loyalty Class 2.50%
Actual		$1,000.00	$844.40	$2.30
Hypothetical-C		$1,000.00	$1,022.44	$2.52
Class F	- %
Actual		$1,000.00	$846.30	$-
Hypothetical-C		$1,000.00	$1,024.93	$-
Fidelity Disruptive Medicine Fund
Fidelity Disruptive Medicine Fund	1.00%
Actual		$1,000.00	$742.70	$4.34
Hypothetical-C		$1,000.00	$1,019.95	$5.04
Loyalty Class 1.75%
Actual		$1,000.00	$743.70	$3.26
Hypothetical-C		$1,000.00	$1,021.19	$3.78
Loyalty Class 2.50%
Actual		$1,000.00	$744.10	$2.17
Hypothetical-C		$1,000.00	$1,022.44	$2.52
Class F	- %
Actual		$1,000.00	$746.30	$-
Hypothetical-C		$1,000.00	$1,024.93	$-
Fidelity Disruptive Technology Fund
Fidelity Disruptive Technology Fund	1.00%
Actual		$1,000.00	$585.80	$3.95
Hypothetical-C		$1,000.00	$1,019.95	$5.04
Loyalty Class 1.75%
Actual		$1,000.00	$586.50	$2.97
Hypothetical-C		$1,000.00	$1,021.19	$3.78
Loyalty Class 2.50%
Actual		$1,000.00	$587.30	$1.98
Hypothetical-C		$1,000.00	$1,022.44	$2.52
Class F	- %
Actual		$1,000.00	$588.70	$-
Hypothetical-C		$1,000.00	$1,024.93	$-

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended May 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Disruptive Automation Fund	$1,624,932
Fidelity Disruptive Communications Fund	$694,264
Fidelity Disruptive Finance Fund	$4,283,150
Fidelity Disruptive Technology Fund	$2,484,801

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

	July, 2021	December, 2021
Fidelity Disruptive Automation Fund	100%	100%
Fidelity Disruptive Communications Fund	100%	99.77%
Fidelity Disruptive Finance Fund	100%	100%
Fidelity Disruptive Medicine Fund	100%	–
Fidelity Disruptive Technology Fund	100%	–

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Fidelity Disruptive	Loyalty 1	Loyalty 2	Class F
Fidelity Disruptive Automation Fund
July 2021	7%	5%	6%	5%
December 2021	100%	21%	22%	13%
Fidelity Disruptive Communications Fund
July 2021	1%	1%	1%	1%
December 2021	0%	0%	0%	0%
Fidelity Disruptive Finance Fund
July 2021	100%	72%	100%	69%
December 2021	47%	31%	32%	26%
Fidelity Disruptive Medicine Fund
July 2021	5%	4%	4%	4%
December 2021	–	–	–	–
Fidelity Disruptive Technology Fund
July 2021	5%	3%	3%	4%
December 2021	–	–	–	–

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Fidelity Disruptive	Loyalty 1	Loyalty 2	Class F
Fidelity Disruptive Automation Fund
July 2021	33%	23%	28%	23%
December 2021	100%	100%	100%	78%
Fidelity Disruptive Communications Fund
July 2021	2%	2%	2%	2%
December 2021	2%	1%	1%	1%
Fidelity Disruptive Finance Fund
July 2021	100%	100%	100%	100%
December 2021	65%	43%	44%	36%
Fidelity Disruptive Medicine Fund
July 2021	15%	11%	12%	10%
December 2021	–	–	–	–
Fidelity Disruptive Technology Fund
July 2021	12%	8%	8%	9%
December 2021	–	–	–	–

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

	Fidelity Disruptive	Loyalty 1	Loyalty 2	Class F
Fidelity Disruptive Automation Fund
July 2021	0%	0%	0%	0%
December 2021	0%	0%	0%	0%
Fidelity Disruptive Communications Fund
July 2021	1%	1%	1%	1%
December 2021	6%	4%	4%	3%
Fidelity Disruptive Finance Fund
July 2021	0%	0%	0%	0%
December 2021	3%	2%	2%	2%
Fidelity Disruptive Medicine Fund
July 2021	0%	0%	0%	0%
December 2021	–	–	–	–
Fidelity Disruptive Technology Fund
July 2021	0%	0%	0%	0%
December 2021	–	–	–	–

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Disruptive Automation Fund
Fidelity Disruptive	07/12/21	$0.0667	$0.0100
Loyalty 1	07/12/21	$0.0941	$0.0100
Loyalty 2	07/12/21	$0.0823	$0.0100
Class F	07/12/21	$0.0952	$0.0100
Fidelity Disruptive	12/13/21	$0.0000	$0.0000
Loyalty 1	12/13/21	$0.0000	$0.0000
Loyalty 2	12/13/21	$0.0000	$0.0000
Class F	12/13/21	$0.0000	$0.0000

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Disruptive Automation Fund

Fidelity Disruptive Communications Fund

Fidelity Disruptive Finance Fund

Fidelity Disruptive Medicine Fund

Fidelity Disruptive Technology Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and the total expense ratio of a representative class (retail class) of each fund; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the Fidelity Disruptive Automation Fund, the Fidelity Disruptive Communications Fund, the Fidelity Disruptive Finance Fund, the Fidelity Disruptive Medicine Fund and the Fidelity Disruptive Technology Fund each had portfolio manager changes in July 2020 and November 2020. The Board will continue to closely monitor each fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for each fund and an appropriate benchmark index for the most recent one-year period ended September 30, 2021, as shown below. Peer groups are not shown below because the funds do not generally utilize a peer group for performance comparison purposes.

Fidelity Disruptive Automation Fund

Fidelity Disruptive Communications Fund

Fidelity Disruptive Finance Fund

Fidelity Disruptive Medicine Fund

Fidelity Disruptive Technology Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Disruptive Automation Fund

Fidelity Disruptive Communications Fund

Fidelity Disruptive Finance Fund

Fidelity Disruptive Medicine Fund

Fidelity Disruptive Technology Fund

The Board noted that each fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for the period ended September 30, 2021. The Board considered that each fund has a unitary fee that covers expenses beyond portfolio management, whereas the majority of funds within each fund's Total Mapped Group and ASPG do not have management fees that cover services and fees beyond portfolio management.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (the retail class) of each fund, the Board considered the fund's unitary fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. Each fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class of each fund ranked above the similar sales load structure group competitive median and below the ASPG competitive median for the period ended September 30, 2021. The Board considered that, in general, various factors can affect total expense ratios. The Board noted the funds' unique loyalty pricing structure.

The Board considered that current contractual arrangements for each fund oblige FMR to pay all "class-level" expenses of each class of each fund to the extent necessary to limit total operating expenses, with certain exceptions, as follows: Loyalty Class 1: 0.75%; Loyalty Class 2: 0.50%; and Class F: 0.00%. These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board. The Board also considered these contractual arrangements reflect each fund's unique loyalty pricing structure where shareholders that hold fund shares over longer periods of time are eligible to have their retail class shares converted to Loyalty Class 1 and Loyalty Class 2, depending on their holding period.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

DSS-ANN-0722
1.9897372.102

Fidelity® Agricultural Productivity Fund

Fidelity® Water Sustainability Fund

Annual Report

May 31, 2022

Contents

Note to Shareholders
Fidelity® Agricultural Productivity Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Water Sustainability Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Agricultural Productivity Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2022	Past 1 year	Life of fundA
Fidelity® Agricultural Productivity Fund	15.24%	44.59%

 A From April 16, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Agricultural Productivity Fund on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$21,880	Fidelity® Agricultural Productivity Fund
$14,529	MSCI ACWI (All Country World Index) Index

Fidelity® Agricultural Productivity Fund

Management's Discussion of Fund Performance

Market Recap:  Global equities returned -6.49% for the 12 months ending May 31, 2022, according to the MSCI ACWI (All Country World Index) Index. After posting an 18.90% gain in 2021, global stocks retreated to begin the new year amid several headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was accelerated efforts by some central banks to hike interest rates and aggressively wind down extraordinary monetary policy support in an attempt to rein in high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing stocks included surging global commodity prices, rising sovereign bond yields in some markets, global supply constraint and disruption, and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -4.90% in January and -2.56% in February, falling on mixed corporate earnings. Volatility eased in March and the index gained 2.21% for the month. April saw a reversal (-7.98%), amid angst about the economic toll of “zero-COVID” lockdowns in China, and then the index had a flattish May (+0.16%). For the full 12 months, emerging markets (-20%) lagged most, followed by Japan (-13%) and Europe ex U.K. (-12%). Conversely, the U.K. and Canada (+3%) led. By sector, communication services (-23%) and consumer discretionary (-21%) fared worst, whereas energy (+48%) rode a surge in commodity prices and topped the market by a wide margin.

Comments from Co-Portfolio Managers Steven Calhoun and David Wagner:  For the fiscal year ending May 31, 2022, the fund gained 15.24%, outperforming the 13.03% advance of the MSCI ACWI Select Agriculture Producers IMI 25/50 Index (Net MA), as well as the broad-based MSCI All Country World Index (Net MA). By country, underweighting Japan, stock picks in the U.S. and an overweighting in Canada contributed most to the fund's relative result the past 12 months. Versus the industry index, security selection in fertilizers & agricultural chemicals boosted the fund's relative result most. Also boosting performance was stock selection in agricultural products. The fund's top individual relative contributor was an overweighting in CF Industries Holdings, which gained 89% the past twelve months. The company was among our largest holdings. Also lifting performance was our outsized stake in Mosaic, which gained 72%. Mosaic was among the fund's biggest holdings. Another notable relative contributor was an overweighting in Nutrien (+60%). We increased our stakes in CF Industries, Mosaic and Nutrien during the period. Foreign holdings contributed overall despite continued U.S. dollar strength. In contrast, an overweighting and stock picks in the U.K. notably detracted from the fund's relative result. A lack of exposure to Israel and stock choices in Norway also hurt relative performance. From an industry perspective, security selection in packaged foods & meats was the largest detractor versus the benchmark. In terms of individual stocks, a non-benchmark stake in Nomad Foods was the fund's largest individual relative detractor, due to its approximate -26% result. Positions in Nomad Foods were sold the past year. Another notable relative detractor was an outsized stake in Toro (-25%). This period we increased the fund's stake in Toro. Also holding back performance was an underweighting and untimely positioning in SABIC Agri-Nutrients, which gained 47%. We established a position in the company the past twelve months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Agricultural Productivity Fund

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2022

% of fund's net assets
Deere & Co.	18.5
Nutrien Ltd.	11.3
Corteva, Inc.	11.0
Archer Daniels Midland Co.	8.7
FMC Corp.	4.5
CF Industries Holdings, Inc.	4.3
The Mosaic Co.	4.3
CNH Industrial NV	4.3
Lamb Weston Holdings, Inc.	4.2
Bunge Ltd.	3.2
74.3

Market Sectors as of May 31, 2022

% of fund's net assets
Materials	42.5
Consumer Staples	28.2
Industrials	27.8

Asset Allocation (% of fund's net assets)

As of May 31, 2022*
Stocks	98.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 31.1%

Geographic Diversification (% of fund's net assets)

As of May 31, 2022
United States of America*	68.9%
Canada	11.3%
Netherlands	5.9%
Bermuda	3.2%
Norway	2.5%
Chile	2.5%
Saudi Arabia	1.3%
Japan	1.2%
Germany	1.1%
Other	2.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Agricultural Productivity Fund

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
CONSUMER STAPLES - 28.2%
Food Products - 28.2%
Adecoagro SA (a)	61,845	$687,098
Archer Daniels Midland Co.	158,516	14,396,423
Bunge Ltd.	44,687	5,287,366
Darling Ingredients, Inc. (b)	56,317	4,509,302
First Resources Ltd.	742,534	1,051,433
Ingredion, Inc.	45,927	4,348,828
Lamb Weston Holdings, Inc.	103,067	6,965,268
Mowi ASA	161,613	4,219,372
Origin Enterprises PLC	183,321	882,667
Sakata Seed Corp.	57,412	1,975,649
The Simply Good Foods Co. (b)	66,866	2,671,965
		46,995,371
INDUSTRIALS - 27.8%
Machinery - 27.8%
AGCO Corp.	39,113	5,011,549
CNH Industrial NV	476,957	7,101,956
Deere & Co.	85,860	30,718,992
Toro Co.	41,281	3,405,270
		46,237,767
MATERIALS - 40.0%
Chemicals - 40.0%
CF Industries Holdings, Inc.	73,444	7,254,064
Corteva, Inc.	292,185	18,296,625
Fertiglobe PLC	642,494	930,580
FMC Corp.	60,756	7,447,470
K+S AG	63,415	1,778,909
Nutrien Ltd.	193,543	18,914,377
OCI NV	75,669	2,664,490
Sabic Agriculture-Nutrients Co.	56,337	2,208,116
The Mosaic Co.	114,674	7,184,326
		66,678,957
TOTAL COMMON STOCKS
(Cost $146,354,867)		159,912,095

Nonconvertible Preferred Stocks - 2.5%
MATERIALS - 2.5%
Chemicals - 2.5%
Sociedad Quimica y Minera de Chile SA (PN-B)
(Cost $2,876,716)	38,782	4,142,465

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.82% (c)	2,644,161	2,644,690
Fidelity Securities Lending Cash Central Fund 0.82% (c)(d)	117,288	117,300
TOTAL MONEY MARKET FUNDS
(Cost $2,761,990)		2,761,990
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $151,993,573)		166,816,550
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(271,306)
NET ASSETS - 100%		$166,545,244

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$2,210,415	$73,523,507	$73,089,232	$4,814	$--	$--	$2,644,690	0.0%
Fidelity Securities Lending Cash Central Fund 0.82%	--	2,271,930	2,154,630	1,425	--	--	117,300	0.0%
Total	$2,210,415	$75,795,437	$75,243,862	$6,239	$--	$--	$2,761,990

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Staples	$46,995,371	$46,995,371	$--	$--
Industrials	46,237,767	46,237,767	--	--
Materials	70,821,422	70,821,422	--	--
Money Market Funds	2,761,990	2,761,990	--	--
Total Investments in Securities:	$166,816,550	$166,816,550	$--	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Agricultural Productivity Fund

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value (including securities loaned of $113,322) — See accompanying schedule: Unaffiliated issuers (cost $149,231,583)	$164,054,560
Fidelity Central Funds (cost $2,761,990)	2,761,990
Total Investment in Securities (cost $151,993,573)		$166,816,550
Foreign currency held at value (cost $25,230)		25,231
Receivable for fund shares sold		666,936
Dividends receivable		346,721
Distributions receivable from Fidelity Central Funds		2,228
Prepaid expenses		10
Receivable from investment adviser for expense reductions		18,581
Other receivables		4,324
Total assets		167,880,581
Liabilities
Payable for investments purchased	$92
Payable for fund shares redeemed	1,062,220
Accrued management fee	92,603
Other affiliated payables	36,449
Other payables and accrued expenses	26,673
Collateral on securities loaned	117,300
Total liabilities		1,335,337
Net Assets		$166,545,244
Net Assets consist of:
Paid in capital		$154,792,098
Total accumulated earnings (loss)		11,753,146
Net Assets		$166,545,244
Net Asset Value, offering price and redemption price per share ($166,545,244 ÷ 7,707,497 shares)		$21.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2022
Investment Income
Dividends		$1,153,325
Special dividends		192,290
Income from Fidelity Central Funds (including $1,425 from security lending)		6,239
Total income		1,351,854
Expenses
Management fee	$507,183
Transfer agent fees	192,350
Accounting fees	38,935
Custodian fees and expenses	19,853
Independent trustees' fees and expenses	217
Registration fees	54,237
Audit	51,295
Legal	29
Miscellaneous	294
Total expenses before reductions	864,393
Expense reductions	(120,272)
Total expenses after reductions		744,121
Net investment income (loss)		607,733
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,399,377)
Foreign currency transactions	(23,988)
Total net realized gain (loss)		(3,423,365)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	7,151,429
Assets and liabilities in foreign currencies	741
Total change in net unrealized appreciation (depreciation)		7,152,170
Net gain (loss)		3,728,805
Net increase (decrease) in net assets resulting from operations		$4,336,538

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2022	Year ended May 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$607,733	$156,526
Net realized gain (loss)	(3,423,365)	141,775
Change in net unrealized appreciation (depreciation)	7,152,170	7,514,794
Net increase (decrease) in net assets resulting from operations	4,336,538	7,813,095
Distributions to shareholders	(407,469)	(48,567)
Share transactions
Proceeds from sales of shares	173,532,384	65,561,138
Reinvestment of distributions	359,937	46,379
Cost of shares redeemed	(74,170,058)	(13,867,822)
Net increase (decrease) in net assets resulting from share transactions	99,722,263	51,739,695
Total increase (decrease) in net assets	103,651,332	59,504,223
Net Assets
Beginning of period	62,893,912	3,389,689
End of period	$166,545,244	$62,893,912
Other Information
Shares
Sold	8,214,591	3,817,500
Issued in reinvestment of distributions	19,892	3,314
Redeemed	(3,856,315)	(802,208)
Net increase (decrease)	4,378,168	3,018,606

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Agricultural Productivity Fund

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$18.89	$10.91	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.16D	.13E	.03
Net realized and unrealized gain (loss)	2.69	7.92	.88
Total from investment operations	2.85	8.05	.91
Distributions from net investment income	(.09)	(.07)	–
Distributions from net realized gain	(.04)	–F	–
Total distributions	(.13)	(.07)	–
Net asset value, end of period	$21.61	$18.89	$10.91
Total ReturnG,H	15.24%	74.02%	9.10%
Ratios to Average Net AssetsC,I,J
Expenses before reductions	1.15%	1.59%	7.25%K,L
Expenses net of fee waivers, if any	.99%	1.00%	.97%K,L,M
Expenses net of all reductions	.99%	.98%	.97%K,L,M
Net investment income (loss)	.81%D	.80%E	2.42%K,L
Supplemental Data
Net assets, end of period (000 omitted)	$166,545	$62,894	$3,390
Portfolio turnover rateN	50%	19%	4%O

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .55%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .57%.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Annualized

 L Audit fees are not annualized.

 M The size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 N Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 O Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Water Sustainability Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2022	Past 1 year	Life of fundA
Fidelity® Water Sustainability Fund	(7.44)%	16.97%

 A From April 16, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Water Sustainability Fund on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$13,950	Fidelity® Water Sustainability Fund
$14,529	MSCI ACWI (All Country World Index) Index

Fidelity® Water Sustainability Fund

Management's Discussion of Fund Performance

Market Recap:  Global equities returned -6.49% for the 12 months ending May 31, 2022, according to the MSCI ACWI (All Country World Index) Index. After posting an 18.90% gain in 2021, global stocks retreated to begin the new year amid several headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was accelerated efforts by some central banks to hike interest rates and aggressively wind down extraordinary monetary policy support in an attempt to rein in high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing stocks included surging global commodity prices, rising sovereign bond yields in some markets, global supply constraint and disruption, and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -4.90% in January and -2.56% in February, falling on mixed corporate earnings. Volatility eased in March and the index gained 2.21% for the month. April saw a reversal (-7.98%), amid angst about the economic toll of “zero-COVID” lockdowns in China, and then the index had a flattish May (+0.16%). For the full 12 months, emerging markets (-20%) lagged most, followed by Japan (-13%) and Europe ex U.K. (-12%). Conversely, the U.K. and Canada (+3%) led. By sector, communication services (-23%) and consumer discretionary (-21%) fared worst, whereas energy (+48%) rode a surge in commodity prices and topped the market by a wide margin.

Comments from Portfolio Manager Janet Glazer:  For the fiscal year ending May 31, 2022, the fund returned -7.44%, outperforming the -8.24% return of the S&P Global Water Index, but underperforming the broad-based MSCI All Country World Index (Net MA). By region, a large overweighting and stock picks in the U.S., as well as an underweighting in Europe ex U.K., specifically Switzerland, contributed most to the fund's relative result. Looking at industry weightings, out-of-benchmark exposure to electrical components & equipment lifted relative performance most, followed by favorable picks and an overweighting in industrial machinery and a non-benchmark stake in application software. Our top individual relative contributor was an out-of-benchmark position in Regal Rexnord (-1%). The company was not held at period end. Also helping performance was our lighter-than-benchmark stake in Xylem, which returned -28%. The fund's non-benchmark stake in Roper Technologies – another relative contributor – returned roughly -1%. We added to our stake in the company the past twelve months, and it was the fund’s largest holding as of May 31. Conversely, an underweighting and stock picks in the U.K. and an out-of-benchmark allocation to Sweden hurt the fund's relative result. By industry, the primary detractors from performance versus the benchmark were stock selection in building products and an underweighting in water utilities. The biggest individual relative detractor was a sizable overweighting in Zurn Water Solutions (-43%). Although Zurn was among the fund's largest holdings at the beginning of the period, we considerably reduced the position. Other notable relative detractors included an underweighting in Olin (+37%) and a lighter-than-benchmark stake in Severn Trent (+7%). The latter was among the fund’s biggest holdings as of May 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Water Sustainability Fund

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2022

% of fund's net assets
Roper Technologies, Inc.	15.0
American Water Works Co., Inc.	12.0
Teledyne Technologies, Inc.	9.6
Tetra Tech, Inc.	8.0
Danaher Corp.	4.9
IDEX Corp.	4.9
Veolia Environnement SA	4.9
Severn Trent PLC	4.7
Ingersoll Rand, Inc.	4.7
Advanced Drain Systems, Inc.	4.7
73.4

Market Sectors as of May 31, 2022

% of fund's net assets
Industrials	34.7
Information Technology	30.1
Utilities	27.0
Health Care	4.9
Materials	2.9
Energy	0.3

Asset Allocation (% of fund's net assets)

As of May 31, 2022 *
Stocks	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

* Foreign investments - 16.3%

Geographic Diversification (% of fund's net assets)

As of May 31, 2022
United States of America*	83.7%
United Kingdom	9.3%
France	4.9%
Switzerland	1.4%
Brazil	0.5%
Japan	0.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Water Sustainability Fund

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Select Energy Services, Inc. Class A (a)	37,839	$320,496
HEALTH CARE - 4.9%
Life Sciences Tools & Services - 4.9%
Danaher Corp.	17,629	4,650,883
INDUSTRIALS - 34.7%
Building Products - 5.8%
Advanced Drain Systems, Inc. (b)	40,464	4,431,213
Zurn Water Solutions Corp.	34,545	995,587
		5,426,800
Commercial Services & Supplies - 8.0%
Tetra Tech, Inc. (b)	55,908	7,545,903
Machinery - 20.9%
Chart Industries, Inc. (a)	10,071	1,771,287
Energy Recovery, Inc. (a)	4,198	84,842
Evoqua Water Technologies Corp. (a)	111,837	3,980,279
Georg Fischer AG (Reg.)	24,360	1,368,853
IDEX Corp.	24,068	4,610,225
Ingersoll Rand, Inc.	94,558	4,458,410
Mueller Water Products, Inc. Class A	41,681	497,254
Organo Corp.	1,889	143,948
Watts Water Technologies, Inc. Class A	9,892	1,294,170
Xylem, Inc.	18,161	1,530,064
		19,739,332

TOTAL INDUSTRIALS		32,712,035

INFORMATION TECHNOLOGY - 30.1%
Electronic Equipment & Components - 15.1%
Badger Meter, Inc.	10,359	819,811
Halma PLC	155,251	4,360,632
Teledyne Technologies, Inc. (a)	22,408	9,078,601
		14,259,044
Software - 15.0%
Roper Technologies, Inc.	31,827	14,081,539

TOTAL INFORMATION TECHNOLOGY		28,340,583

MATERIALS - 2.9%
Chemicals - 2.9%
Olin Corp.	41,696	2,743,180
UTILITIES - 26.5%
Multi-Utilities - 4.9%
Veolia Environnement SA	163,288	4,569,821
Water Utilities - 21.6%
American States Water Co.	18,637	1,476,982
American Water Works Co., Inc.	74,710	11,299,888
Essential Utilities, Inc.	20,672	956,287
Middlesex Water Co.	24,445	2,078,558
Severn Trent PLC	121,605	4,466,785
York Water Co.	1,682	68,928
		20,347,428

TOTAL UTILITIES		24,917,249

TOTAL COMMON STOCKS
(Cost $96,289,595)		93,684,426

Nonconvertible Preferred Stocks - 0.5%
UTILITIES - 0.5%
Water Utilities - 0.5%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR
(Cost $364,557)	46,061	443,567

Money Market Funds - 4.2%
Fidelity Cash Central Fund 0.82% (c)	76,697	76,712
Fidelity Securities Lending Cash Central Fund 0.82% (c)(d)	3,878,134	3,878,522
TOTAL MONEY MARKET FUNDS
(Cost $3,955,234)		3,955,234
TOTAL INVESTMENT IN SECURITIES - 104.1%
(Cost $100,609,386)		98,083,227
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(3,850,260)
NET ASSETS - 100%		$94,232,967

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$1,764,151	$36,169,959	$37,857,398	$1,042	$--	$--	$76,712	0.0%
Fidelity Securities Lending Cash Central Fund 0.82%	--	38,740,923	34,862,401	1,014	--	--	3,878,522	0.0%
Total	$1,764,151	$74,910,882	$72,719,799	$2,056	$--	$--	$3,955,234

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$320,496	$320,496	$--	$--
Health Care	4,650,883	4,650,883	--	--
Industrials	32,712,035	32,712,035	--	--
Information Technology	28,340,583	28,340,583	--	--
Materials	2,743,180	2,743,180	--	--
Utilities	25,360,816	20,790,995	4,569,821	--
Money Market Funds	3,955,234	3,955,234	--	--
Total Investments in Securities:	$98,083,227	$93,513,406	$4,569,821	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Water Sustainability Fund

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value (including securities loaned of $3,758,757) — See accompanying schedule: Unaffiliated issuers (cost $96,654,152)	$94,127,993
Fidelity Central Funds (cost $3,955,234)	3,955,234
Total Investment in Securities (cost $100,609,386)		$98,083,227
Receivable for fund shares sold		23,974
Dividends receivable		115,018
Distributions receivable from Fidelity Central Funds		394
Prepaid expenses		10
Receivable from investment adviser for expense reductions		8,122
Other receivables		2,295
Total assets		98,233,040
Liabilities
Payable for fund shares redeemed	$28,323
Accrued management fee	52,253
Other affiliated payables	27,216
Other payables and accrued expenses	13,759
Collateral on securities loaned	3,878,522
Total liabilities		4,000,073
Net Assets		$94,232,967
Net Assets consist of:
Paid in capital		$100,207,872
Total accumulated earnings (loss)		(5,974,905)
Net Assets		$94,232,967
Net Asset Value, offering price and redemption price per share ($94,232,967 ÷ 6,960,275 shares)		$13.54

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2022
Investment Income
Dividends		$691,391
Income from Fidelity Central Funds (including $1,014 from security lending)		2,056
Total income		693,447
Expenses
Management fee	$658,592
Transfer agent fees	268,662
Accounting fees	50,578
Custodian fees and expenses	7,578
Independent trustees' fees and expenses	304
Registration fees	37,028
Audit	60,849
Legal	39
Miscellaneous	342
Total expenses before reductions	1,083,972
Expense reductions	(111,876)
Total expenses after reductions		972,096
Net investment income (loss)		(278,649)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,252,643)
Foreign currency transactions	51,226
Total net realized gain (loss)		(1,201,417)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(10,177,701)
Assets and liabilities in foreign currencies	(324)
Total change in net unrealized appreciation (depreciation)		(10,178,025)
Net gain (loss)		(11,379,442)
Net increase (decrease) in net assets resulting from operations		$(11,658,091)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2022	Year ended May 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(278,649)	$26,716
Net realized gain (loss)	(1,201,417)	243,463
Change in net unrealized appreciation (depreciation)	(10,178,025)	7,381,203
Net increase (decrease) in net assets resulting from operations	(11,658,091)	7,651,382
Distributions to shareholders	(1,680,405)	(367,592)
Share transactions
Proceeds from sales of shares	89,360,090	52,460,597
Reinvestment of distributions	1,573,631	346,063
Cost of shares redeemed	(39,135,950)	(8,680,251)
Net increase (decrease) in net assets resulting from share transactions	51,797,771	44,126,409
Total increase (decrease) in net assets	38,459,275	51,410,199
Net Assets
Beginning of period	55,773,692	4,363,493
End of period	$94,232,967	$55,773,692
Other Information
Shares
Sold	5,677,575	3,977,304
Issued in reinvestment of distributions	95,180	26,718
Redeemed	(2,570,640)	(651,609)
Net increase (decrease)	3,202,115	3,352,413

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Water Sustainability Fund

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$14.84	$10.75	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.04)	.01	.02
Net realized and unrealized gain (loss)	(1.02)	4.28	.73
Total from investment operations	(1.06)	4.29	.75
Distributions from net investment income	–D	(.02)	–
Distributions from net realized gain	(.24)	(.18)	–
Total distributions	(.24)	(.20)	–
Net asset value, end of period	$13.54	$14.84	$10.75
Total ReturnE,F	(7.44)%	40.20%	7.50%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	1.11%	1.44%	4.15%I,J
Expenses net of fee waivers, if any	1.00%	1.00%	.97%I,J,K
Expenses net of all reductions	1.00%	.98%	.97%I,J,K
Net investment income (loss)	(.29)%	.11%	1.39%I,J
Supplemental Data
Net assets, end of period (000 omitted)	$94,233	$55,774	$4,363
Portfolio turnover rateL	55%	95%	13%M

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J The size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 K Audit fees are not annualized.

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2022

1. Organization.

Fidelity Agricultural Productivity Fund and Fidelity Water Sustainability Fund (the Funds) are non-diversified funds of Fidelity Summer Street Trust (the Trust). Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Funds' exposure to certain issuers, sectors, regions, and countries and may affect the Funds' performance depending on whether certain investments are in or out of favor. The criteria related to the Funds' ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the Funds forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the Funds' performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the investment adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2022 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Agricultural Productivity Fund	$152,646,245	$21,908,057	$(7,737,752)	$14,170,305
Fidelity Water Sustainability Fund	100,917,027	5,273,560	(8,107,360)	(2,833,800)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Agricultural Productivity Fund	$383,302	$(2,800,265)	14,170,108
Fidelity Water Sustainability Fund	–	–	(2,834,066)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term
Fidelity Agricultural Productivity Fund	$(2,800,265)

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2021 to May 31, 2022 and ordinary losses recognized during the period January 1, 2022 to May 31, 2022. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Fidelity Water Sustainability Fund	$(3,044,659)	$(96,180)

The tax character of distributions paid was as follows:

May 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Agricultural Productivity Fund	$407,469	$–	$407,469
Fidelity Water Sustainability Fund	1,054,020	626,386	1,680,406

May 31, 2021
Ordinary Income
Fidelity Agricultural Productivity Fund	$48,567
Fidelity Water Sustainability Fund	367,592

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Agricultural Productivity Fund	139,153,024	38,100,704
Fidelity Water Sustainability Fund	102,602,242	52,402,453

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Agricultural Productivity Fund	.45%	.22%	.68%
Fidelity Water Sustainability Fund	.45%	.22%	.68%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Agricultural Productivity Fund	.26%
Fidelity Water Sustainability Fund	.28%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Agricultural Productivity Fund	.05
Fidelity Water Sustainability Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Agricultural Productivity Fund	$548
Fidelity Water Sustainability Fund	1,131

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Agricultural Productivity Fund	3,706,839	2,857,143	(296,999)
Fidelity Water Sustainability Fund	1,991,137	545,027	(47,702)

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Agricultural Productivity Fund	$91
Fidelity Water Sustainability Fund	144

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Agricultural Productivity Fund	$154	$–	$–
Fidelity Water Sustainability Fund	$100	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Agricultural Productivity Fund	1.00%	$118,532
Fidelity Water Sustainability Fund	1.00%	$109,141

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Agricultural Productivity Fund	$1,740
Fidelity Water Sustainability Fund	2,735

Effective June 1, 2022, the investment adviser contractually agreed to reimburse expenses of each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through September 30, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

Expense Limitations
Fidelity Agricultural Productivity Fund	.95%
Fidelity Water Sustainability Fund	.95%

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Agricultural Productivity Fund and Fidelity Water Sustainability Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Agricultural Productivity Fund and Fidelity Water Sustainability Fund (the "Funds"), each a fund of Fidelity Summer Street Trust, including the schedules of investments, as of May 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from April 16, 2020 (commencement of operations) through May 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 16,2020 (commencement of operations) through May 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

July 15, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 325 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period-B December 1, 2021 to May 31, 2022
Fidelity Agricultural Productivity Fund	.99%
Actual		$1,000.00	$1,225.80	$5.49
Hypothetical-C		$1,000.00	$1,020.00	$4.99
Fidelity Water Sustainability Fund	1.00%
Actual		$1,000.00	$838.80	$4.58
Hypothetical-C		$1,000.00	$1,019.95	$5.04

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended May 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Water Sustainability Fund	$615,865

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fidelity Agricultural Productivity Fund
July 2021	69%
December 2021	100%
Fidelity Water Sustainability Fund
July 2021	90%
December 2021	26%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Agricultural Productivity Fund
July 2021	100%
December 2021	100%
Fidelity Water Sustainability Fund
July 2021	92%
December 2021	33%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

Fidelity Agricultural Productivity Fund
July 2021	100%
December 2021	–
Fidelity Water Sustainability Fund
July 2021	100%
December 2021	100%

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Agricultural Productivity Fund
Fidelity Water Sustainability Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for each fund and an appropriate benchmark index for the most recent one year period ended September 30, 2021, as shown below.

Fidelity Agricultural Productivity Fund

Fidelity Water Sustainability Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG % and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Agricultural Productivity Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):

Agricultural Product FD
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
94
94
84
80
68
67
2017
2018
2019
2020
2021

	2017	2018	2019	2020	2021
TMG %	-	-	-	29%	31%
Funds	-	-	-	375	345
ASPG Quartile	-	-	-	1st	1st

Fidelity Water Sustainability Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for each fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that each fund's total net expense ratio ranked above the similar sales load structure group competitive median and below the ASPG competitive median for the period ended September 30, 2021. The Board considered that, in general, various factors can affect total expense ratios. With respect to Fidelity Agricultural Productivity Fund, the fund's total expense ratio was above the similar sales load structure group competitive median primarily as a result of higher fixed other expenses due to lower asset levels. With respect to Fidelity Water Sustainability Fund, when compared to other thematic funds in its similar sales load structure group, the fund's total expense ratio was below the median.

The Board considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain expenses, as a percentage of their respective average net assets, exceed 1.00% through September 30, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

DAS-DSW-ANN-0722
1.9897392.102

Fidelity® Disruptors Fund

Annual Report

May 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2022	Past 1 year	Life of fundA
Fidelity® Disruptors Fund	(23.29)%	13.34%
Loyalty Class 1	(23.07)%	13.66%
Loyalty Class 2	(22.86)%	13.94%

 A From April 16, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Disruptors Fund, a class of the fund, on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$13,046	Fidelity® Disruptors Fund
$14,529	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Global equities returned -6.49% for the 12 months ending May 31, 2022, according to the MSCI ACWI (All Country World Index) Index. After posting an 18.90% gain in 2021, global stocks retreated to begin the new year amid several headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was accelerated efforts by some central banks to hike interest rates and aggressively wind down extraordinary monetary policy support in an attempt to rein in high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing stocks included surging global commodity prices, rising sovereign bond yields in some markets, global supply constraint and disruption, and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -4.90% in January and -2.56% in February, falling on mixed corporate earnings. Volatility eased in March and the index gained 2.21% for the month. April saw a reversal (-7.98%), amid angst about the economic toll of “zero-COVID” lockdowns in China, and then the index had a flattish May (+0.16%). For the full 12 months, emerging markets (-20%) lagged most, followed by Japan (-13%) and Europe ex U.K. (-12%). Conversely, the U.K. and Canada (+3%) led. By sector, communication services (-23%) and consumer discretionary (-21%) fared worst, whereas energy (+48%) rode a surge in commodity prices and topped the market by a wide margin.

Comments from Co-Managers Charlie Hebard and Christopher Lee:  For the fiscal year ending May 31, 2022, the fund's share classes returned roughly -23%, underperforming the -6.49% return of the broad-based MSCI All Country World Index (Net MA). By region, stock picks in the U.S., Singapore and Japan hurt the fund's relative result. By industry, the primary detractor from performance versus the benchmark was stock selection in biotechnology. An overweighting in application software and positioning in interactive media & services also notably hampered the fund's relative result. Our overweight stake in Sea, the fund's top individual detractor relative to the benchmark, returned approximately -68% this period. Our second-largest detractor was Snap, which returned roughly -77% the past year. We boosted exposure to both Sea and Snap during the reporting period. An underweighting in index component Apple was another top detractor this period. The stock returned 20% the past twelve months. Conversely, an underweighting in emerging markets, specifically South Korea, China and Hong Kong, and security selection in Belgium contributed to the fund's relative result. By industry, the primary contributor to performance versus the benchmark was stock selection in internet services & infrastructure. An overweight position in managed health care also helped the fund's relative result, as did strong picks in communications equipment and wireless telecommunication services. The biggest individual relative contributor was our positioning in Cloudflare. Also bolstering performance were overweight stakes in Arch Capital Group (+19%) and Nvidia (+15%). Nvidia was among the fund's largest holdings the past twelve months. The fund's higher-than-index stake in Regeneron Pharmaceuticals, returned about 32% and notably contributed. We pared our positions in Cloudflare, Arch, Nvidia and Regeneron during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of May 31, 2022

% of fund's net assets
Fidelity Disruptive Automation Fund Class F	21.2
Fidelity Disruptive Finance Fund Class F	20.4
Fidelity Disruptive Communications Fund Class F	19.6
Fidelity Disruptive Medicine Fund Class F	19.4
Fidelity Disruptive Technology Fund Class F	19.4
100.0

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	100.0%

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Domestic Equity Funds - 100.0%
	Shares	Value
Fidelity Disruptive Automation Fund Class F (a)	1,771,997	$26,633,114
Fidelity Disruptive Communications Fund Class F (a)	2,105,350	24,611,541
Fidelity Disruptive Finance Fund Class F (a)	1,674,348	25,684,493
Fidelity Disruptive Medicine Fund Class F (a)	2,419,874	24,416,531
Fidelity Disruptive Technology Fund Class F (a)	2,035,785	24,368,348
TOTAL DOMESTIC EQUITY FUNDS
(Cost $136,967,987)		125,714,027
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $136,967,987)		125,714,027
NET OTHER ASSETS (LIABILITIES) - 0.0%		(3,842)
NET ASSETS - 100%		$125,710,185

Legend

 (a) Affiliated Fund

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur, and are excluded from purchases and sales below if applicable. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Disruptive Automation Fund Class F	$33,783,122	$7,272,445	$8,048,845	$1,158,103	$(468,966)	$(5,904,642)	$26,633,114
Fidelity Disruptive Communications Fund Class F	33,111,240	10,320,482	6,430,638	2,134,243	(1,230,271)	(11,159,272)	24,611,541
Fidelity Disruptive Finance Fund Class F	35,636,818	6,055,290	10,388,509	1,091,816	(251,611)	(5,367,495)	25,684,493
Fidelity Disruptive Medicine Fund Class F	31,824,338	8,606,386	7,775,910	457,480	(1,006,974)	(7,231,309)	24,416,531
Fidelity Disruptive Technology Fund Class F	32,269,196	10,750,952	5,857,770	658,808	(1,025,458)	(11,768,572)	24,368,348
Total	$166,624,714	$43,005,555	$38,501,672	$5,500,450	$(3,983,280)	$(41,431,290)	$125,714,027

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Domestic Equity Funds	$125,714,027	$125,714,027	$--	$--
Total Investments in Securities:	$125,714,027	$125,714,027	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $136,967,987)	$125,714,027
Total Investment in Securities (cost $136,967,987)		$125,714,027
Cash		312
Receivable for fund shares sold		408,090
Total assets		126,122,429
Liabilities
Payable for investments purchased	$64,001
Payable for fund shares redeemed	260,997
Accrued management fee	87,246
Total liabilities		412,244
Net Assets		$125,710,185
Net Assets consist of:
Paid in capital		$140,432,620
Total accumulated earnings (loss)		(14,722,435)
Net Assets		$125,710,185
Net Asset Value and Maximum Offering Price
Fidelity Disruptors Fund:
Net Asset Value, offering price and redemption price per share ($48,579,148 ÷ 3,794,076 shares)		$12.80
Loyalty Class 1:
Net Asset Value, offering price and redemption price per share ($76,999,130 ÷ 6,002,544 shares)		$12.83
Loyalty Class 2:
Net Asset Value, offering price and redemption price per share ($131,907 ÷ 10,242 shares)		$12.88

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2022
Investment Income
Dividends:
Affiliated issuers		$484,598
Expenses
Management fee	$1,548,137
Independent trustees' fees and expenses	602
Total expenses		1,548,739
Net investment income (loss)		(1,064,141)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	(3,983,280)
Capital gain distributions from underlying funds:
Affiliated issuers	5,015,852
Total net realized gain (loss)		1,032,572
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(41,431,290)
Total change in net unrealized appreciation (depreciation)		(41,431,290)
Net gain (loss)		(40,398,718)
Net increase (decrease) in net assets resulting from operations		$(41,462,859)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2022	Year ended May 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,064,141)	$(739,123)
Net realized gain (loss)	1,032,572	759,989
Change in net unrealized appreciation (depreciation)	(41,431,290)	28,724,935
Net increase (decrease) in net assets resulting from operations	(41,462,859)	28,745,801
Distributions to shareholders	(2,740,280)	(722,470)
Share transactions - net increase (decrease)	3,294,782	119,053,329
Total increase (decrease) in net assets	(40,908,357)	147,076,660
Net Assets
Beginning of period	166,618,542	19,541,882
End of period	$125,710,185	$166,618,542

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Disruptors Fund

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$16.89	$11.57	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.12)	(.12)	(.01)
Net realized and unrealized gain (loss)	(3.75)	5.55	1.58
Total from investment operations	(3.87)	5.43	1.57
Distributions from net realized gain	(.22)	(.11)	–
Total distributions	(.22)	(.11)	–
Net asset value, end of period	$12.80	$16.89	$11.57
Total ReturnD,E	(23.29)%	46.99%	15.70%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	1.00%	1.01%H	1.01%H,I
Expenses net of fee waivers, if any	1.00%	1.01%H	1.01%H,I
Expenses net of all reductions	1.00%	1.01%H	1.01%H,I
Net investment income (loss)	(.69)%	(.77)%	(1.01)%I
Supplemental Data
Net assets, end of period (000 omitted)	$48,579	$141,385	$19,310
Portfolio turnover rateJ	22%	3%	0 %K

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptors Fund Loyalty Class 1

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$16.95	$11.58	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.08)	(.12)	(.01)
Net realized and unrealized gain (loss)	(3.75)	5.59	1.59
Total from investment operations	(3.83)	5.47	1.58
Distributions from net realized gain	(.29)	(.10)	–
Total distributions	(.29)	(.10)	–
Net asset value, end of period	$12.83	$16.95	$11.58
Total ReturnD,E	(23.07)%	47.32%	15.80%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.75%	.77%H	.75%I
Expenses net of fee waivers, if any	.75%	.77%H	.75%I
Expenses net of all reductions	.75%	.77%H	.75%I
Net investment income (loss)	(.51)%	(.74)%	(.75)%I
Supplemental Data
Net assets, end of period (000 omitted)	$76,999	$25,062	$116
Portfolio turnover rateJ	22%	3%	0%K

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Disruptors Fund Loyalty Class 2

Years ended May 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$16.97	$11.58	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.04)	(.04)	(.01)
Net realized and unrealized gain (loss)	(3.76)	5.55	1.59
Total from investment operations	(3.80)	5.51	1.58
Distributions from net realized gain	(.29)	(.12)	–
Total distributions	(.29)	(.12)	–
Net asset value, end of period	$12.88	$16.97	$11.58
Total ReturnD,E	(22.86)%	47.69%	15.80%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.50%	.50%	.50%H
Expenses net of fee waivers, if any	.50%	.50%	.50%H
Expenses net of all reductions	.50%	.50%	.50%H
Net investment income (loss)	(.22)%	(.26)%	(.50)%H
Supplemental Data
Net assets, end of period (000 omitted)	$132	$171	$116
Portfolio turnover rateI	22%	3%	0%J

 A For the period April 16, 2020 (commencement of operations) through May 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2022

1. Organization.

Fidelity Disruptors Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares. The Fund offers Fidelity Disruptors Fund, Loyalty Class 1 and Loyalty Class 2 shares. Each class has equal rights as to assets and voting privileges, except for matters affecting a single class. For certain accounts, Fidelity Disruptors Fund shares will automatically convert to Loyalty Class 1 shares after a holding period of one year from the initial date of purchase; and then from Loyalty Class 1 shares to Loyalty Class 2 shares after another holding period of two years.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. The aggregate value of investments by input level as of May 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,979,029
Gross unrealized depreciation	(18,983,909)
Net unrealized appreciation (depreciation)	$(12,004,880)
Tax Cost	$137,718,907

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(12,004,880)

The Fund intends to elect to defer to its next fiscal year $2,717,555 of capital losses recognized during the period November 1, 2021 to May 31, 2022.

The tax character of distributions paid was as follows:

	May 31, 2022	May 31, 2021
Ordinary Income	$2,610,566	$ 722,470
Long-term Capital Gains	129,714	–
Total	$2,740,280	$ 722,470

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Disruptors Fund	43,005,554	38,501,671

4. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which each Class of the Fund pays a monthly all-inclusive management fee based on an annual percentage of class-level average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses, such as proxy and shareholder meeting expenses.

Under the expense contract, the investment adviser pays all other class-level operating expenses as necessary, except the compensation of the independent Trustees and certain miscellaneous expenses, such as proxy and shareholder meeting expenses, so that total expenses of Loyalty Class 1 and Loyalty Class 2 do not exceed an annual percentage of class-level average net assets.

For the reporting period, the annual management fee and expense contract rates were as follows:

	Management Fee Annual % of Class-Level Average Net Assets	Expense Contract Annual % of Class-Level Average Net Assets
Fidelity Disruptors Fund	1.00%	N/A
Loyalty Class 1	1.00%	.75%
Loyalty Class 2	1.00%	.50%

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2022	Year ended May 31, 2021
Fidelity Disruptors Fund
Distributions to shareholders
Fidelity Disruptors Fund	$1,248,331	$720,250
Loyalty Class 1	1,488,996	1,010
Loyalty Class 2	2,953	1,210
Total	$2,740,280	$722,470

7. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2022	Year ended May 31, 2021	Year ended May 31, 2022	Year ended May 31, 2021
Fidelity Disruptors Fund
Fidelity Disruptors Fund
Shares sold	3,364,718	10,651,496	$57,885,306	$157,172,221
Reinvestment of distributions	64,582	44,103	1,155,369	684,040
Shares redeemed	(8,005,363)	(3,993,829)	(134,859,195)	(63,519,506)
Net increase (decrease)	(4,576,063)	6,701,770	$(75,818,520)	$94,336,755
Loyalty Class 1
Shares sold	5,960,783	1,488,583	$101,335,523	$25,040,970
Reinvestment of distributions	77,695	65	1,391,522	1,010
Shares redeemed	(1,514,632)	(19,950)	(23,616,696)	(326,616)
Net increase (decrease)	4,523,846	1,468,698	$79,110,349	$24,715,364
Loyalty Class 2
Reinvestment of distributions	164	78	$2,953	$1,210
Net increase (decrease)	164	78	$2,953	$1,210

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Fidelity Disruptors Fund
Fidelity Disruptive Automation Fund	21%
Fidelity Disruptive Communications Fund	52%
Fidelity Disruptive Finance Fund	39%
Fidelity Disruptive Medicine Fund	46%
Fidelity Disruptive Technology Fund	23%

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Disruptors Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Disruptors Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from April 16, 2020 (commencement of operations) through May 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 16, 2020 (commencement of operations) through May 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

July 15, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMR has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMR, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of Trustees oversees 325 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period-B December 1, 2021 to May 31, 2022
Fidelity Disruptors Fund
Fidelity Disruptors Fund	1.00%
Actual		$1,000.00	$727.50	$4.31
Hypothetical-C		$1,000.00	$1,019.95	$5.04
Loyalty Class 1.75%
Actual		$1,000.00	$728.90	$3.23
Hypothetical-C		$1,000.00	$1,021.19	$3.78
Loyalty Class 2.50%
Actual		$1,000.00	$729.70	$2.16
Hypothetical-C		$1,000.00	$1,022.44	$2.52

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2022, $128,425, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Fidelity Disruptors Fund designates 18%; Loyalty Class 1 designates 14%; and Loyalty Class 2 designates 14%; of the dividends distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Disruptors Fund designates 40%; Loyalty Class 1 designates 29%; and Loyalty Class 2 designates 29%; of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Disruptors Fund designates 2%; Loyalty Class 1 designates 1%; and Loyalty Class 2 designates 1%; of the dividends distributed in December during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Disruptors Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the fund had portfolio manager changes in July 2020 and November 2020. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-year period ended September 30, 2021, as shown below.

Fidelity Disruptors Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period ended September 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and was considered by the Board.

Fidelity Disruptors Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for the period ended September 30, 2021. The Board considered that the fund has a unitary fee that covers expenses beyond advisory services, whereas the majority of funds within the fund's Total Mapped Group and ASPG do not have management fees that cover non-advisory services and fees. When compared to the total expenses of the fund's competitors, the fund is below median.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the period ended September 30, 2021.

The Board considered that current contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of each class of each fund to the extent necessary to limit total operating expenses, with certain exceptions, as follows: Loyalty Class 1: 0.75% and Loyalty Class 2: 0.50%. These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

DSL-ANN-0722
1.9898909.102

Fidelity® SAI Sustainable U.S. Equity Fund

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (SAI) - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with SAI.

Annual Report

May 31, 2022

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2022

% of fund's net assets
Microsoft Corp.	6.4
Prologis (REIT), Inc.	2.7
Danaher Corp.	2.6
Merck & Co., Inc.	2.5
The Travelers Companies, Inc.	2.4
Cigna Corp.	2.2
Marriott International, Inc. Class A	2.2
Cheniere Energy, Inc.	2.2
Apple, Inc.	2.1
Valero Energy Corp.	2.1
27.4

Market Sectors as of May 31, 2022

% of fund's net assets
Information Technology	24.8
Health Care	15.4
Financials	12.7
Consumer Discretionary	10.0
Industrials	9.5
Consumer Staples	7.2
Communication Services	5.5
Materials	5.3
Energy	4.8
Real Estate	2.7
Utilities	2.6

Asset Allocation (% of fund's net assets)

As of May 31, 2022*
Stocks	100.5%
Short-Term Investments and Net Other Assets (Liabilities)	(0.5)%

 * Foreign investments - 11.3%

Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart..

Geographic Diversification (% of fund's net assets)

As of May 31, 2022
United States of America*	88.7%
Ireland	4.9%
France	2.0%
Switzerland	1.3%
Denmark	1.2%
Sweden	1.0%
Belgium	0.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Common Stocks - 100.5%
	Shares	Value
COMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 1.4%
Verizon Communications, Inc.	247	$12,669
Interactive Media & Services - 1.7%
Alphabet, Inc. Class A (a)	7	15,927
Media - 2.4%
Cable One, Inc.	6	7,819
Comcast Corp. Class A	218	9,653
Interpublic Group of Companies, Inc.	149	4,802
		22,274

TOTAL COMMUNICATION SERVICES		50,870

CONSUMER DISCRETIONARY - 10.0%
Automobiles - 0.6%
General Motors Co. (a)	154	5,957
Diversified Consumer Services - 0.9%
Bright Horizons Family Solutions, Inc. (a)	93	8,421
Hotels, Restaurants & Leisure - 2.2%
Marriott International, Inc. Class A	117	20,075
Household Durables - 1.1%
Taylor Morrison Home Corp. (a)	361	10,458
Internet & Direct Marketing Retail - 1.9%
Amazon.com, Inc. (a)	3	7,213
eBay, Inc.	210	10,221
		17,434
Specialty Retail - 2.3%
Gap, Inc.	544	6,000
The Home Depot, Inc.	52	15,743
		21,743
Textiles, Apparel & Luxury Goods - 1.0%
LVMH Moet Hennessy Louis Vuitton SE	14	9,039

TOTAL CONSUMER DISCRETIONARY		93,127

CONSUMER STAPLES - 7.2%
Beverages - 1.7%
Keurig Dr. Pepper, Inc.	443	15,390
Food Products - 2.0%
Darling Ingredients, Inc. (a)	235	18,816
Household Products - 2.9%
Kimberly-Clark Corp.	68	9,045
Procter & Gamble Co.	119	17,598
		26,643
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	24	6,112

TOTAL CONSUMER STAPLES		66,961

ENERGY - 4.8%
Oil, Gas & Consumable Fuels - 4.8%
Cheniere Energy, Inc.	145	19,832
Denbury, Inc. (a)	66	4,827
Valero Energy Corp.	150	19,440
		44,099
FINANCIALS - 12.7%
Banks - 1.9%
Bank of America Corp.	481	17,893
Capital Markets - 5.5%
BlackRock, Inc. Class A	13	8,698
Moody's Corp.	50	15,079
Northern Trust Corp.	136	15,198
State Street Corp.	161	11,671
		50,646
Consumer Finance - 2.9%
American Express Co.	73	12,324
Discover Financial Services	130	14,754
		27,078
Insurance - 2.4%
The Travelers Companies, Inc.	122	21,843

TOTAL FINANCIALS		117,460

HEALTH CARE - 15.4%
Biotechnology - 2.8%
Amgen, Inc.	55	14,121
Vertex Pharmaceuticals, Inc. (a)	45	12,089
		26,210
Health Care Providers & Services - 2.4%
Cigna Corp.	76	20,390
Guardant Health, Inc. (a)	44	1,803
		22,193
Life Sciences Tools & Services - 4.4%
Bio-Rad Laboratories, Inc. Class A (a)	13	6,991
Danaher Corp.	92	24,271
ICON PLC (a)	43	9,623
		40,885
Pharmaceuticals - 5.8%
Merck & Co., Inc.	248	22,823
Roche Holding AG (participation certificate)	37	12,609
UCB SA	91	8,026
Zoetis, Inc. Class A	59	10,085
		53,543

TOTAL HEALTH CARE		142,831

INDUSTRIALS - 9.5%
Air Freight & Logistics - 1.1%
United Parcel Service, Inc. Class B	56	10,206
Building Products - 1.8%
ASSA ABLOY AB (B Shares)	393	9,688
Johnson Controls International PLC	131	7,141
		16,829
Electrical Equipment - 1.4%
Acuity Brands, Inc.	46	8,051
Generac Holdings, Inc. (a)	19	4,695
		12,746
Machinery - 1.6%
Deere & Co.	25	8,945
Ingersoll Rand, Inc.	127	5,988
		14,933
Professional Services - 3.6%
KBR, Inc.	278	13,833
Manpower, Inc.	108	9,678
Verisk Analytics, Inc.	57	9,970
		33,481

TOTAL INDUSTRIALS		88,195

INFORMATION TECHNOLOGY - 24.8%
IT Services - 5.3%
Accenture PLC Class A	53	15,818
Capgemini SA	46	8,914
Concentrix Corp.	33	5,111
MasterCard, Inc. Class A	35	12,525
PayPal Holdings, Inc. (a)	80	6,817
		49,185
Semiconductors & Semiconductor Equipment - 5.2%
Advanced Micro Devices, Inc. (a)	81	8,251
NVIDIA Corp.	90	16,805
onsemi (a)	212	12,864
SolarEdge Technologies, Inc. (a)	38	10,366
		48,286
Software - 12.2%
Adobe, Inc. (a)	33	13,744
Intuit, Inc.	30	12,434
Microsoft Corp.	219	59,537
Rapid7, Inc. (a)	133	9,426
Salesforce.com, Inc. (a)	112	17,947
		113,088
Technology Hardware, Storage & Peripherals - 2.1%
Apple, Inc.	132	19,647

TOTAL INFORMATION TECHNOLOGY		230,206

MATERIALS - 5.3%
Chemicals - 2.0%
Eastman Chemical Co.	52	5,728
Linde PLC	39	12,663
		18,391
Containers & Packaging - 3.3%
Avery Dennison Corp.	75	12,942
Crown Holdings, Inc.	97	10,131
O-I Glass, Inc. (a)	496	8,159
		31,232

TOTAL MATERIALS		49,623

REAL ESTATE - 2.7%
Equity Real Estate Investment Trusts (REITs) - 2.7%
Prologis (REIT), Inc.	194	24,731
UTILITIES - 2.6%
Electric Utilities - 2.1%
NextEra Energy, Inc.	109	8,250
ORSTED A/S (b)	101	11,384
		19,634
Water Utilities - 0.5%
American Water Works Co., Inc.	31	4,689

TOTAL UTILITIES		24,323

TOTAL COMMON STOCKS
(Cost $1,001,618)		932,426

Money Market Funds - 0.5%
Fidelity Cash Central Fund 0.82% (c)
(Cost $4,355)	4,354	4,355
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $1,005,973)		936,781
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(9,041)
NET ASSETS - 100%		$927,740

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,384 or 1.2% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$--	$1,000,000	$995,645	$50	$--	$--	$4,355	0.0%
Total	$--	$1,000,000	$995,645	$50	$--	$--	$4,355

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$50,870	$50,870	$--	$--
Consumer Discretionary	93,127	84,088	9,039	--
Consumer Staples	66,961	66,961	--	--
Energy	44,099	44,099	--	--
Financials	117,460	117,460	--	--
Health Care	142,831	130,222	12,609	--
Industrials	88,195	78,507	9,688	--
Information Technology	230,206	230,206	--	--
Materials	49,623	49,623	--	--
Real Estate	24,731	24,731	--	--
Utilities	24,323	12,939	11,384	--
Money Market Funds	4,355	4,355	--	--
Total Investments in Securities:	$936,781	$894,061	$42,720	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,001,618)	$932,426
Fidelity Central Funds (cost $4,355)	4,355
Total Investment in Securities (cost $1,005,973)		$936,781
Dividends receivable		1,061
Distributions receivable from Fidelity Central Funds		4
Receivable from investment adviser for expense reductions		21,620
Total assets		959,466
Liabilities
Payable for investments purchased	$116
Accrued management fee	396
Audit Fee Payable	27,014
Registration fee payable	3,727
Other payables and accrued expenses	473
Total liabilities		31,726
Net Assets		$927,740
Net Assets consist of:
Paid in capital		$1,003,085
Total accumulated earnings (loss)		(75,345)
Net Assets		$927,740
Net Asset Value, offering price and redemption price per share ($927,740 ÷ 100,331 shares)		$9.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period April 14, 2022 (commencement of operations) through May 31, 2022
Investment Income
Dividends		$1,501
Income from Fidelity Central Funds		50
Total income		1,551
Expenses
Management fee	$629
Custodian fees and expenses	386
Registration fees	4,063
Audit	27,198
Total expenses before reductions	32,276
Expense reductions	(31,573)
Total expenses after reductions		703
Net investment income (loss)		848
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,940)
Foreign currency transactions	(61)
Total net realized gain (loss)		(7,001)
Change in net unrealized appreciation (depreciation) on investment securities		(69,192)
Net gain (loss)		(76,193)
Net increase (decrease) in net assets resulting from operations		$(75,345)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period April 14, 2022 (commencement of operations) through May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$848
Net realized gain (loss)	(7,001)
Change in net unrealized appreciation (depreciation)	(69,192)
Net increase (decrease) in net assets resulting from operations	(75,345)
Share transactions
Proceeds from sales of shares	1,003,695
Cost of shares redeemed	(610)
Net increase (decrease) in net assets resulting from share transactions	1,003,085
Total increase (decrease) in net assets	927,740
Net Assets
Beginning of period	–
End of period	$927,740
Other Information
Shares
Sold	100,392
Redeemed	(61)
Net increase (decrease)	100,331

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Sustainable U.S. Equity Fund

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.01
Net realized and unrealized gain (loss)	(.76)
Total from investment operations	(.75)
Net asset value, end of period	$9.25
Total ReturnD,E	(7.50)%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	7.28%H,I
Expenses net of fee waivers, if any	.60%H,I
Expenses net of all reductions	.60%H,I
Net investment income (loss)	.73%H,I
Supplemental Data
Net assets, end of period (000 omitted)	$928
Portfolio turnover rateJ	2%K

 A For the period April 14, 2022 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Audit fees are not annualized.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2022

1. Organization.

Fidelity SAI Sustainable U.S. Equity Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance depending on whether certain investments are in or out of favor. The criteria related to the Fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the Fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the investment adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs)ADRs, futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,545
Gross unrealized depreciation	(82,421)
Net unrealized appreciation (depreciation)	$(69,876)
Tax Cost	$1,006,657

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$786
Capital loss carryforward	$(6,255)
Net unrealized appreciation (depreciation) on securities and other investments	$(69,876)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(6,255)
Total capital loss carryforward	$(6,255)

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable U.S. Equity Fund	1,028,694	20,136

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .52% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI Sustainable U.S. Equity Fund	$6

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Sustainable U.S. Equity Fund	6,262	–	–

6. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .60% of average net assets. This reimbursement will remain in place through September 30, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $31,573.

7. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable U.S. Equity Fund	100%

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity SAI Sustainable U.S. Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Sustainable U.S. Equity Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of May 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period April 14, 2022 (commencement of operations) through May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the period April 14, 2022 (commencement of operations) through May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 325 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 14, 2022 to May 31, 2022). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value May 31, 2022	Expenses Paid During Period-
Fidelity SAI Sustainable U.S. Equity Fund	.60%
Actual		$1,000.00	$925.00	$.76B
Hypothetical-C		$1,000.00	$1,021.94	$3.02D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 48/365 (to reflect the period April 14, 2022 to May 31, 2022.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Sustainable U.S. Equity Fund

At its January 2022 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds. The Board also considered the fact that it oversees funds managed by FMR that have similar investment objectives and policies as the fund, including other sustainable investing funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is below the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets exceed 0.60% through September 30, 2023.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

EFS-ANN-0722
1.9904862.100

Fidelity® SAI Sustainable Future Fund

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (SAI) - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with SAI.

Annual Report

May 31, 2022

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2022

% of fund's net assets
Microsoft Corp.	6.3
Alphabet, Inc. Class C	4.9
Apple, Inc.	4.6
MasterCard, Inc. Class A	2.9
UnitedHealth Group, Inc.	2.9
Eli Lilly & Co.	2.5
The Coca-Cola Co.	2.1
Deere & Co.	2.0
Baker Hughes Co. Class A	1.9
Newmont Corp.	1.7
31.8

Market Sectors as of May 31, 2022

% of fund's net assets
Information Technology	23.3
Health Care	16.8
Financials	10.5
Industrials	9.1
Communication Services	8.1
Consumer Discretionary	8.1
Energy	7.4
Consumer Staples	5.8
Materials	4.9
Real Estate	2.4
Utilities	1.2

Asset Allocation (% of fund's net assets)

As of May 31, 2022*
Stocks	97.6%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

 * Foreign investments - 7.0%

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
COMMUNICATION SERVICES - 8.1%
Diversified Telecommunication Services - 1.5%
Verizon Communications, Inc.	273	$14,002
Entertainment - 0.3%
Electronic Arts, Inc.	21	2,912
Interactive Media & Services - 5.5%
Alphabet, Inc. Class C (a)	20	45,616
Meta Platforms, Inc. Class A (a)	29	5,616
		51,232
Wireless Telecommunication Services - 0.8%
T-Mobile U.S., Inc. (a)	59	7,864

TOTAL COMMUNICATION SERVICES		76,010

CONSUMER DISCRETIONARY - 8.1%
Auto Components - 0.2%
Lear Corp.	13	1,832
Automobiles - 0.3%
Tesla, Inc. (a)	4	3,033
Hotels, Restaurants & Leisure - 2.7%
Booking Holdings, Inc. (a)	1	2,244
Hilton Worldwide Holdings, Inc.	78	10,987
Marriott International, Inc. Class A	70	12,011
		25,242
Internet & Direct Marketing Retail - 1.3%
Amazon.com, Inc. (a)	5	12,021
Multiline Retail - 1.7%
Dollar General Corp.	41	9,034
Target Corp.	43	6,961
		15,995
Specialty Retail - 1.5%
Lowe's Companies, Inc.	36	7,031
The Home Depot, Inc.	23	6,963
		13,994
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc. Class B	31	3,684

TOTAL CONSUMER DISCRETIONARY		75,801

CONSUMER STAPLES - 5.8%
Beverages - 4.8%
Diageo PLC	340	15,797
Keurig Dr. Pepper, Inc.	265	9,206
The Coca-Cola Co.	318	20,155
		45,158
Household Products - 1.0%
Kimberly-Clark Corp.	28	3,725
The Clorox Co.	35	5,088
		8,813

TOTAL CONSUMER STAPLES		53,971

ENERGY - 7.4%
Energy Equipment & Services - 3.8%
Baker Hughes Co. Class A	499	17,954
Halliburton Co.	274	11,097
Schlumberger Ltd.	142	6,526
		35,577
Oil, Gas & Consumable Fuels - 3.6%
Cheniere Energy, Inc.	51	6,975
EOG Resources, Inc.	45	6,163
EQT Corp.	301	14,364
Neste OYJ	48	2,201
Range Resources Corp. (a)	123	4,176
		33,879

TOTAL ENERGY		69,456

FINANCIALS - 10.5%
Banks - 4.3%
Bank of America Corp.	402	14,954
Huntington Bancshares, Inc.	1,119	15,532
Wells Fargo & Co.	207	9,474
		39,960
Capital Markets - 3.6%
BlackRock, Inc. Class A	10	6,691
Intercontinental Exchange, Inc.	131	13,413
Morgan Stanley	86	7,408
Raymond James Financial, Inc.	64	6,303
		33,815
Consumer Finance - 0.8%
American Express Co.	47	7,935
Insurance - 1.8%
Arthur J. Gallagher & Co.	64	10,364
MetLife, Inc.	100	6,739
		17,103

TOTAL FINANCIALS		98,813

HEALTH CARE - 16.8%
Biotechnology - 3.9%
AbbVie, Inc.	82	12,084
Regeneron Pharmaceuticals, Inc. (a)	19	12,630
Vertex Pharmaceuticals, Inc. (a)	45	12,089
		36,803
Health Care Equipment & Supplies - 0.4%
Intuitive Surgical, Inc. (a)	16	3,642
Health Care Providers & Services - 5.1%
Centene Corp. (a)	87	7,085
Cigna Corp.	14	3,756
Humana, Inc.	22	9,993
UnitedHealth Group, Inc.	54	26,826
		47,660
Life Sciences Tools & Services - 2.3%
Agilent Technologies, Inc.	85	10,843
Thermo Fisher Scientific, Inc.	19	10,784
		21,627
Pharmaceuticals - 5.1%
AstraZeneca PLC sponsored ADR	109	7,246
Bristol-Myers Squibb Co.	115	8,677
Eli Lilly & Co.	75	23,508
Zoetis, Inc. Class A	48	8,205
		47,636

TOTAL HEALTH CARE		157,368

INDUSTRIALS - 9.1%
Aerospace & Defense - 1.9%
Lockheed Martin Corp.	19	8,362
Northrop Grumman Corp.	21	9,827
		18,189
Building Products - 1.6%
Carrier Global Corp.	136	5,346
The AZEK Co., Inc. (a)	172	3,624
Trane Technologies PLC	40	5,522
		14,492
Construction & Engineering - 0.5%
Quanta Services, Inc.	37	4,403
Electrical Equipment - 0.8%
Eaton Corp. PLC	56	7,762
Industrial Conglomerates - 0.9%
Honeywell International, Inc.	44	8,519
Machinery - 2.7%
Caterpillar, Inc.	14	3,022
Deere & Co.	52	18,605
Otis Worldwide Corp.	53	3,943
		25,570
Professional Services - 0.2%
Equifax, Inc.	9	1,823
Road & Rail - 0.5%
Canadian Pacific Railway Ltd.	66	4,715

TOTAL INDUSTRIALS		85,473

INFORMATION TECHNOLOGY - 23.3%
IT Services - 6.0%
Accenture PLC Class A	45	13,431
MasterCard, Inc. Class A	76	27,198
Visa, Inc. Class A	72	15,276
		55,905
Semiconductors & Semiconductor Equipment - 5.5%
Applied Materials, Inc.	57	6,686
Lam Research Corp.	13	6,760
Marvell Technology, Inc.	253	14,965
NVIDIA Corp.	79	14,751
Qualcomm, Inc.	59	8,450
		51,612
Software - 7.2%
Adobe, Inc. (a)	16	6,664
Intuit, Inc.	6	2,487
Microsoft Corp.	216	58,725
		67,876
Technology Hardware, Storage & Peripherals - 4.6%
Apple, Inc.	288	42,866

TOTAL INFORMATION TECHNOLOGY		218,259

MATERIALS - 4.9%
Chemicals - 2.0%
CF Industries Holdings, Inc.	72	7,111
The Mosaic Co.	72	4,511
Valvoline, Inc.	227	7,595
		19,217
Containers & Packaging - 0.3%
Avery Dennison Corp.	16	2,761
Metals & Mining - 2.6%
Newmont Corp.	238	16,148
Steel Dynamics, Inc.	92	7,855
		24,003

TOTAL MATERIALS		45,981

REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 1.8%
American Tower Corp.	17	4,354
Prologis (REIT), Inc.	31	3,952
SL Green Realty Corp.	99	6,115
Weyerhaeuser Co.	48	1,897
		16,318
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	71	5,882

TOTAL REAL ESTATE		22,200

UTILITIES - 1.2%
Electric Utilities - 1.2%
NextEra Energy, Inc.	121	9,158
Verbund AG	18	1,790
		10,948
TOTAL COMMON STOCKS
(Cost $978,894)		914,280

Money Market Funds - 2.1%
Fidelity Cash Central Fund 0.82% (b)
(Cost $19,723)	19,719	19,723
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $998,617)		934,003
NET OTHER ASSETS (LIABILITIES) - 0.3%		2,411
NET ASSETS - 100%		$936,414

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$--	$1,000,000	$980,277	$58	$--	$--	$19,723	0.0%
Total	$--	$1,000,000	$980,277	$58	$--	$--	$19,723

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$76,010	$76,010	$--	$--
Consumer Discretionary	75,801	75,801	--	--
Consumer Staples	53,971	38,174	15,797	--
Energy	69,456	69,456	--	--
Financials	98,813	98,813	--	--
Health Care	157,368	157,368	--	--
Industrials	85,473	85,473	--	--
Information Technology	218,259	218,259	--	--
Materials	45,981	45,981	--	--
Real Estate	22,200	22,200	--	--
Utilities	10,948	10,948	--	--
Money Market Funds	19,723	19,723	--	--
Total Investments in Securities:	$934,003	$918,206	$15,797	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $978,894)	$914,280
Fidelity Central Funds (cost $19,723)	19,723
Total Investment in Securities (cost $998,617)		$934,003
Cash		11,513
Dividends receivable		900
Distributions receivable from Fidelity Central Funds		13
Receivable from investment adviser for expense reductions		21,379
Total assets		967,808
Liabilities
Accrued management fee	$400
Audit fee payable	27,014
Registration fee payable	3,727
Other payables and accrued expenses	253
Total liabilities		31,394
Net Assets		$936,414
Net Assets consist of:
Paid in capital		$1,002,331
Total accumulated earnings (loss)		(65,917)
Net Assets		$936,414
Net Asset Value, offering price and redemption price per share ($936,414 ÷ 100,250 shares)		$9.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period April 14, 2022 (commencement of operations) through May 31, 2022
Investment Income
Dividends		$1,268
Income from Fidelity Central Funds		58
Total income		1,326
Expenses
Management fee	$633
Custodian fees and expenses	167
Registration fees	4,063
Audit	27,198
Total expenses before reductions	32,061
Expense reductions	(31,353)
Total expenses after reductions		708
Net investment income (loss)		618
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,915)
Foreign currency transactions	(6)
Total net realized gain (loss)		(1,921)
Change in net unrealized appreciation (depreciation) on investment securities		(64,614)
Net gain (loss)		(66,535)
Net increase (decrease) in net assets resulting from operations		$(65,917)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period April 14, 2022 (commencement of operations) through May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$618
Net realized gain (loss)	(1,921)
Change in net unrealized appreciation (depreciation)	(64,614)
Net increase (decrease) in net assets resulting from operations	(65,917)
Share transactions
Proceeds from sales of shares	1,002,483
Cost of shares redeemed	(152)
Net increase (decrease) in net assets resulting from share transactions	1,002,331
Total increase (decrease) in net assets	936,414
Net Assets
Beginning of period	–
End of period	$936,414
Other Information
Shares
Sold	100,265
Redeemed	(15)
Net increase (decrease)	100,250

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Sustainable Future Fund

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.01
Net realized and unrealized gain (loss)	(.67)
Total from investment operations	(.66)
Net asset value, end of period	$9.34
Total ReturnD,E	(6.60)%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	7.05%H,I
Expenses net of fee waivers, if any	.60%H,I
Expenses net of all reductions	.60%H,I
Net investment income (loss)	.53%H,I
Supplemental Data
Net assets, end of period (000 omitted)	$936
Portfolio turnover rateJ	1%K

 A For the period April 14, 2022 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Audit fees are not annualized.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2022

1. Organization.

Fidelity SAI Sustainable Future Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance depending on whether certain investments are in or out of favor. The criteria related to the Fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the Fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the investment adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,199
Gross unrealized depreciation	(70,813)
Net unrealized appreciation (depreciation)	$(64,614)
Tax Cost	$998,617

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$682
Capital loss carryforward	$(1,915)
Net unrealized appreciation (depreciation) on securities and other investments	$(64,614)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,915)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable Future Fund	994,630	13,820

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .52% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI Sustainable Future Fund	$6

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Sustainable Future Fund	4,677	–	–

6. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .60% of average net assets. This reimbursement will remain in place through September 30, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $31,353.

7. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable Future Fund	100%

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity SAI Sustainable Future Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Sustainable Future Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of May 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period April 14, 2022 (commencement of operations) through May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the period April 14, 2022 (commencement of operations) through May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 325 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 14, 2022 to May 31, 2022). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value May 31, 2022	Expenses Paid During Period
Fidelity SAI Sustainable Future Fund	.60%
Actual		$1,000.00	$934.00	$.76-B
Hypothetical-C		$1,000.00	$1,021.94	$3.02-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 48/365 (to reflect the period April 14, 2022 to May 31, 2022).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Sustainable Future Fund

At its January 2022 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds. The Board also considered the fact that it oversees funds managed by FMR that have similar investment objectives and policies as the fund, including other sustainable investing funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is below the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets exceed 0.60% through September 30, 2023.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

FSP-ANN-0722
1.9905643.100

Fidelity® SAI Sustainable Sector Fund

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (SAI) - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with SAI.

Annual Report

May 31, 2022

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2022

% of fund's net assets
Microsoft Corp.	6.8
Apple, Inc.	5.7
Alphabet, Inc. Class A	4.1
Amazon.com, Inc.	3.5
Meta Platforms, Inc. Class A	2.1
UnitedHealth Group, Inc.	2.0
The Coca-Cola Co.	1.9
NVIDIA Corp.	1.8
Procter & Gamble Co.	1.6
Visa, Inc. Class A	1.6
31.1

Market Sectors as of May 31, 2022

% of fund's net assets
Information Technology	25.6
Health Care	13.7
Financials	11.6
Consumer Discretionary	10.7
Communication Services	9.3
Industrials	8.2
Consumer Staples	6.1
Energy	4.5
Utilities	3.1
Real Estate	3.0
Materials	3.0

Asset Allocation (% of fund's net assets)

As of May 31, 2022*
Stocks	98.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

 * Foreign investments - 9.7%

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
COMMUNICATION SERVICES - 9.3%
Diversified Telecommunication Services - 0.4%
AT&T, Inc.	323	$6,877
Entertainment - 1.5%
Cinemark Holdings, Inc. (a)	137	2,326
Netflix, Inc. (a)	26	5,133
Sea Ltd. ADR (a)	45	3,720
Take-Two Interactive Software, Inc. (a)	35	4,359
The Walt Disney Co. (a)	95	10,492
Warner Bros Discovery, Inc. (a)	84	1,550
		27,580
Interactive Media & Services - 6.5%
Alphabet, Inc. Class A (a)	34	77,358
Meta Platforms, Inc. Class A (a)	203	39,309
Snap, Inc. Class A (a)	251	3,542
Tongdao Liepin Group (a)	449	687
Twitter, Inc. (a)	53	2,099
		122,995
Media - 0.3%
Comcast Corp. Class A	122	5,402
Wireless Telecommunication Services - 0.6%
T-Mobile U.S., Inc. (a)	92	12,263

TOTAL COMMUNICATION SERVICES		175,117

CONSUMER DISCRETIONARY - 10.7%
Auto Components - 0.1%
Lear Corp.	16	2,255
Automobiles - 1.5%
Ferrari NV	8	1,560
Tesla, Inc. (a)	35	26,539
		28,099
Distributors - 0.3%
LKQ Corp.	100	5,139
Hotels, Restaurants & Leisure - 1.5%
Booking Holdings, Inc. (a)	5	11,218
Compass Group PLC	165	3,699
Marriott International, Inc. Class A	78	13,383
		28,300
Household Durables - 0.2%
Mohawk Industries, Inc. (a)	24	3,395
Internet & Direct Marketing Retail - 3.8%
Amazon.com, Inc. (a)	27	64,913
eBay, Inc.	99	4,818
Farfetch Ltd. Class A (a)	87	780
		70,511
Multiline Retail - 0.4%
Dollar General Corp.	28	6,170
Nordstrom, Inc.	77	2,035
		8,205
Specialty Retail - 2.2%
Burlington Stores, Inc. (a)	7	1,178
Industria de Diseno Textil SA	149	3,592
Lowe's Companies, Inc.	85	16,601
The Home Depot, Inc.	32	9,688
TJX Companies, Inc.	145	9,218
		40,277
Textiles, Apparel & Luxury Goods - 0.7%
NIKE, Inc. Class B	38	4,516
PVH Corp.	49	3,473
Tapestry, Inc.	167	5,762
		13,751

TOTAL CONSUMER DISCRETIONARY		199,932

CONSUMER STAPLES - 6.1%
Beverages - 1.9%
The Coca-Cola Co.	548	34,732
Food & Staples Retailing - 0.9%
Sysco Corp.	208	17,509
Food Products - 0.7%
Bunge Ltd.	97	11,477
Local Bounti Corp. (a)	155	842
		12,319
Household Products - 1.6%
Procter & Gamble Co.	203	30,020
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	75	19,099

TOTAL CONSUMER STAPLES		113,679

ENERGY - 4.5%
Energy Equipment & Services - 1.0%
Baker Hughes Co. Class A	134	4,821
Schlumberger Ltd.	139	6,388
U.S. Silica Holdings, Inc. (a)	248	4,385
Weatherford International PLC (a)	61	2,064
		17,658
Oil, Gas & Consumable Fuels - 3.5%
Canadian Natural Resources Ltd.	189	12,508
Harbour Energy PLC	710	3,437
Hess Corp.	95	11,692
Imperial Oil Ltd.	164	8,983
MEG Energy Corp. (a)	637	11,115
Phillips 66 Co.	73	7,359
Valero Energy Corp.	86	11,146
		66,240

TOTAL ENERGY		83,898

FINANCIALS - 11.6%
Banks - 5.7%
Bank of America Corp.	606	22,543
BankUnited, Inc.	49	2,041
BNP Paribas SA	31	1,774
Citizens Financial Group, Inc.	122	5,048
Comerica, Inc.	44	3,661
Eurobank Ergasias Services and Holdings SA ADR (a)	3,299	1,847
First Horizon National Corp.	45	1,027
JPMorgan Chase & Co.	100	13,223
PNC Financial Services Group, Inc.	42	7,367
Societe Generale Series A	70	1,886
Standard Chartered PLC (United Kingdom)	143	1,137
SVB Financial Group (a)	9	4,397
U.S. Bancorp	203	10,773
UniCredit SpA	142	1,665
Wells Fargo & Co.	620	28,377
		106,766
Capital Markets - 2.2%
Bank of New York Mellon Corp.	300	13,983
BlackRock, Inc. Class A	9	6,022
Cboe Global Markets, Inc.	11	1,235
Goldman Sachs Group, Inc.	10	3,269
Intercontinental Exchange, Inc.	78	7,986
State Street Corp.	63	4,567
TMX Group Ltd.	44	4,788
		41,850
Consumer Finance - 0.7%
American Express Co.	40	6,753
Capital One Financial Corp.	33	4,219
OneMain Holdings, Inc.	54	2,379
		13,351
Insurance - 3.0%
AIA Group Ltd.	183	1,896
Arthur J. Gallagher & Co.	36	5,830
Globe Life, Inc.	43	4,196
Hartford Financial Services Group, Inc.	106	7,686
Marsh & McLennan Companies, Inc.	80	12,796
Prudential PLC	50	652
The Travelers Companies, Inc.	115	20,590
Willis Towers Watson PLC	10	2,111
		55,757

TOTAL FINANCIALS		217,724

HEALTH CARE - 13.7%
Biotechnology - 2.0%
AbbVie, Inc.	39	5,747
Alnylam Pharmaceuticals, Inc. (a)	23	2,893
Argenx SE ADR (a)	21	6,495
Atara Biotherapeutics, Inc. (a)	174	905
Beam Therapeutics, Inc. (a)	31	1,091
Imago BioSciences, Inc.	55	889
Innovent Biologics, Inc. (a)(b)	646	2,005
Legend Biotech Corp. ADR (a)	49	2,072
Regeneron Pharmaceuticals, Inc. (a)	11	7,312
Vertex Pharmaceuticals, Inc. (a)	12	3,224
Xencor, Inc. (a)	106	2,367
Zai Lab Ltd. (a)	497	1,577
Zentalis Pharmaceuticals, Inc. (a)	41	989
		37,566
Health Care Equipment & Supplies - 2.0%
Boston Scientific Corp. (a)	412	16,896
Hologic, Inc. (a)	25	1,882
Intuitive Surgical, Inc. (a)	13	2,959
Masimo Corp. (a)	20	2,809
Penumbra, Inc. (a)	48	7,052
ResMed, Inc.	23	4,680
Tandem Diabetes Care, Inc. (a)	27	1,841
		38,119
Health Care Providers & Services - 4.2%
agilon health, Inc. (a)	225	4,298
Centene Corp. (a)	93	7,574
Cigna Corp.	42	11,268
HCA Holdings, Inc.	14	2,946
Humana, Inc.	30	13,627
LifeStance Health Group, Inc.	202	1,505
UnitedHealth Group, Inc.	74	36,762
		77,980
Health Care Technology - 0.1%
Doximity, Inc.	32	1,120
Life Sciences Tools & Services - 3.4%
10X Genomics, Inc. (a)	36	1,843
Agilent Technologies, Inc.	45	5,740
Avantor, Inc. (a)	68	2,179
Bio-Rad Laboratories, Inc. Class A (a)	7	3,765
Bruker Corp.	77	4,811
Charles River Laboratories International, Inc. (a)	19	4,448
Danaher Corp.	66	17,412
Lonza Group AG	6	3,617
Thermo Fisher Scientific, Inc.	29	16,460
West Pharmaceutical Services, Inc.	13	4,035
		64,310
Pharmaceuticals - 2.0%
Arvinas Holding Co. LLC (a)	28	1,167
AstraZeneca PLC (United Kingdom)	32	4,229
Bristol-Myers Squibb Co.	85	6,413
Eli Lilly & Co.	56	17,553
Merck & Co., Inc.	40	3,681
Roche Holding AG (participation certificate)	10	3,408
UCB SA	13	1,147
		37,598

TOTAL HEALTH CARE		256,693

INDUSTRIALS - 8.2%
Aerospace & Defense - 1.1%
Lockheed Martin Corp.	47	20,685
Airlines - 0.6%
Delta Air Lines, Inc. (a)	259	10,798
Building Products - 0.9%
Trane Technologies PLC	117	16,153
Electrical Equipment - 1.9%
AMETEK, Inc.	175	21,257
Emerson Electric Co.	160	14,186
		35,443
Machinery - 2.1%
Caterpillar, Inc.	93	20,074
Fortive Corp.	319	19,705
		39,779
Professional Services - 0.1%
Equifax, Inc.	14	2,836
Road & Rail - 1.5%
CSX Corp.	681	21,649
Uber Technologies, Inc. (a)	244	5,661
		27,310

TOTAL INDUSTRIALS		153,004

INFORMATION TECHNOLOGY - 25.6%
Electronic Equipment & Components - 0.4%
Amphenol Corp. Class A	99	7,015
IT Services - 3.6%
Accenture PLC Class A	9	2,686
Block, Inc. Class A (a)	70	6,126
Capgemini SA	21	4,069
Cognizant Technology Solutions Corp. Class A	124	9,263
Dlocal Ltd.	112	3,229
MasterCard, Inc. Class A	14	5,010
MongoDB, Inc. Class A (a)	16	3,794
Twilio, Inc. Class A (a)	36	3,786
Visa, Inc. Class A	137	29,067
Worldline SA (a)(b)	14	573
		67,603
Semiconductors & Semiconductor Equipment - 5.3%
Advanced Micro Devices, Inc. (a)	18	1,833
ASML Holding NV (Netherlands)	6	3,453
Lam Research Corp.	19	9,881
Marvell Technology, Inc.	109	6,447
Micron Technology, Inc.	177	13,070
NVIDIA Corp.	180	33,610
NXP Semiconductors NV	47	8,919
Renesas Electronics Corp. (a)	676	7,896
SolarEdge Technologies, Inc. (a)	17	4,637
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	101	9,625
		99,371
Software - 10.6%
Adobe, Inc. (a)	42	17,492
Anaplan, Inc. (a)	53	3,477
Autodesk, Inc. (a)	34	7,064
Black Knight, Inc. (a)	18	1,222
Coupa Software, Inc. (a)	33	2,270
Elastic NV (a)	26	1,603
HubSpot, Inc. (a)	15	5,065
Intuit, Inc.	25	10,362
Microsoft Corp.	469	127,500
Otonomo Technologies Ltd. (a)	348	456
Salesforce.com, Inc. (a)	84	13,460
Synopsys, Inc. (a)	21	6,703
Workday, Inc. Class A (a)	19	2,970
		199,644
Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	713	106,123

TOTAL INFORMATION TECHNOLOGY		479,756

MATERIALS - 3.0%
Chemicals - 3.0%
CF Industries Holdings, Inc.	170	16,791
Linde PLC	56	18,182
Sherwin-Williams Co.	63	16,887
Valvoline, Inc.	153	5,119
		56,979
REAL ESTATE - 3.0%
Equity Real Estate Investment Trusts (REITs) - 2.9%
Alexandria Real Estate Equities, Inc.	9	1,494
American Tower Corp.	32	8,196
Corporate Office Properties Trust (SBI)	96	2,653
Crown Castle International Corp.	61	11,569
CubeSmart	55	2,449
Equity Lifestyle Properties, Inc.	61	4,618
Host Hotels & Resorts, Inc.	251	5,017
Mid-America Apartment Communities, Inc.	15	2,715
Prologis (REIT), Inc.	47	5,992
Simon Property Group, Inc.	29	3,325
Ventas, Inc.	44	2,497
Washington REIT (SBI)	48	1,166
Welltower, Inc.	40	3,564
		55,255
Real Estate Management & Development - 0.1%
WeWork, Inc. (a)	273	1,990

TOTAL REAL ESTATE		57,245

UTILITIES - 3.1%
Electric Utilities - 1.8%
Edison International	51	3,565
Exelon Corp.	122	5,996
FirstEnergy Corp.	87	3,738
NextEra Energy, Inc.	142	10,748
PG&E Corp. (a)	324	3,953
Southern Co.	74	5,599
		33,599
Independent Power and Renewable Electricity Producers - 0.4%
The AES Corp.	196	4,320
Vistra Corp.	94	2,479
		6,799
Multi-Utilities - 0.9%
CenterPoint Energy, Inc.	100	3,205
Dominion Energy, Inc.	60	5,053
NiSource, Inc.	74	2,327
Public Service Enterprise Group, Inc.	31	2,125
Sempra Energy	29	4,752
		17,462

TOTAL UTILITIES		57,860

TOTAL COMMON STOCKS
(Cost $1,977,311)		1,851,887

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.82% (c)
(Cost $20,845)	20,841	20,845
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $1,998,156)		1,872,732
NET OTHER ASSETS (LIABILITIES) - 0.1%		2,377
NET ASSETS - 100%		$1,875,109

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,578 or 0.1% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$--	$2,000,000	$1,979,155	$104	$--	$--	$20,845	0.0%
Total	$--	$2,000,000	$1,979,155	$104	$--	$--	$20,845

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$175,117	$175,117	$--	$--
Consumer Discretionary	199,932	192,641	7,291	--
Consumer Staples	113,679	113,679	--	--
Energy	83,898	83,898	--	--
Financials	217,724	208,714	9,010	--
Health Care	256,693	245,439	11,254	--
Industrials	153,004	153,004	--	--
Information Technology	479,756	467,834	11,922	--
Materials	56,979	56,979	--	--
Real Estate	57,245	57,245	--	--
Utilities	57,860	57,860	--	--
Money Market Funds	20,845	20,845	--	--
Total Investments in Securities:	$1,872,732	$1,833,255	$39,477	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,977,311)	$1,851,887
Fidelity Central Funds (cost $20,845)	20,845
Total Investment in Securities (cost $1,998,156)		$1,872,732
Cash		7,683
Receivable for investments sold		3,416
Dividends receivable		1,687
Distributions receivable from Fidelity Central Funds		14
Receivable from investment adviser for expense reductions		21,645
Total assets		1,907,177
Liabilities
Accrued management fee	$648
Audit fee payable	27,014
Registration fee payable	3,727
Other payables and accrued expenses	679
Total liabilities		32,068
Net Assets		$1,875,109
Net Assets consist of:
Paid in capital		$2,004,489
Total accumulated earnings (loss)		(129,380)
Net Assets		$1,875,109
Net Asset Value, offering price and redemption price per share ($1,875,109 ÷ 200,478 shares)		$9.35

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period April 14, 2022 (commencement of operations) through May 31, 2022
Investment Income
Dividends		$2,994
Income from Fidelity Central Funds		104
Total income		3,098
Expenses
Management fee	$1,029
Custodian fees and expenses	505
Registration fees	4,150
Audit	27,198
Total expenses before reductions	32,882
Expense reductions	(31,697)
Total expenses after reductions		1,185
Net investment income (loss)		1,913
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,806)
Foreign currency transactions	(64)
Total net realized gain (loss)		(5,870)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(125,424)
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		(125,423)
Net gain (loss)		(131,293)
Net increase (decrease) in net assets resulting from operations		$(129,380)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period April 14, 2022 (commencement of operations) through May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,913
Net realized gain (loss)	(5,870)
Change in net unrealized appreciation (depreciation)	(125,423)
Net increase (decrease) in net assets resulting from operations	(129,380)
Share transactions
Proceeds from sales of shares	2,004,590
Cost of shares redeemed	(101)
Net increase (decrease) in net assets resulting from share transactions	2,004,489
Total increase (decrease) in net assets	1,875,109
Net Assets
Beginning of period	–
End of period	$1,875,109
Other Information
Shares
Sold	200,488
Redeemed	(10)
Net increase (decrease)	200,478

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Sustainable Sector Fund

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.01
Net realized and unrealized gain (loss)	(.66)
Total from investment operations	(.65)
Net asset value, end of period	$9.35
Total ReturnD,E	(6.50)%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	3.86%H,I
Expenses net of fee waivers, if any	.50%H,I
Expenses net of all reductions	.50%H,I
Net investment income (loss)	.81%H,I
Supplemental Data
Net assets, end of period (000 omitted)	$1,875
Portfolio turnover rateJ	3%K

 A For the period April 14, 2022 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Audit fees are not annualized.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2022

1. Organization.

Fidelity SAI Sustainable Sector Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance depending on whether certain investments are in or out of favor. The criteria related to the Fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the Fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the investment adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,057
Gross unrealized depreciation	(147,466)
Net unrealized appreciation (depreciation)	$(126,409)
Tax Cost	$1,999,141

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,849
Capital loss carryforward	$(4,821)
Net unrealized appreciation (depreciation) on securities and other investments	$(126,409)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(4,821)
Total capital loss carryforward	$(4,821)

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable Sector Fund	2,040,541	57,424

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .43% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI Sustainable Sector Fund	$16

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Sustainable Sector Fund	4,558	973	4

6. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .50% of average net assets. This reimbursement will remain in place through September 30, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $31,697.

7. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable Sector Fund	100%

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity SAI Sustainable Sector Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Sustainable Sector Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of May 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period April 14, 2022 (commencement of operations) through May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the period April 14, 2022 (commencement of operations) through May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 325 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 14, 2022 to May 31, 2022). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value May 31, 2022	Expenses Paid During Period
Fidelity SAI Sustainable Sector Fund	.50%
Actual		$1,000.00	$935.00	$.64-B
Hypothetical-C		$1,000.00	$1,022.44	$2.52-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 48/365 (to reflect the period April 14,2022 to May 31, 2022).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Sustainable Sector Fund

At its January 2022 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds. The Board also considered the fact that it oversees funds managed by FMR that have similar investment objectives and policies as the fund, including other sustainable investing funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is below the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets exceed 0.50% through September 30, 2023.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

SES-ANN-0722
1.9905645.100

Fidelity® Climate Action Fund

Annual Report

May 31, 2022

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® Climate Action Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Climate Action Fund, a class of the fund, on June 15, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Period Ending Values
$8,900	Fidelity® Climate Action Fund
$9,415	MSCI World Index

Management's Discussion of Fund Performance

Market Recap:  Global equities returned -6.49% for the 12 months ending May 31, 2022, according to the MSCI ACWI (All Country World Index) Index. After posting an 18.90% gain in 2021, global stocks retreated to begin the new year amid several headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was accelerated efforts by some central banks to hike interest rates and aggressively wind down extraordinary monetary policy support in an attempt to rein in high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing stocks included surging global commodity prices, rising sovereign bond yields in some markets, global supply constraint and disruption, and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -4.90% in January and -2.56% in February, falling on mixed corporate earnings. Volatility eased in March and the index gained 2.21% for the month. April saw a reversal (-7.98%), amid angst about the economic toll of “zero-COVID” lockdowns in China, and then the index had a flattish May (+0.16%). For the full 12 months, emerging markets (-20%) lagged most, followed by Japan (-13%) and Europe ex U.K. (-12%). Conversely, the U.K. and Canada (+3%) led. By sector, communication services (-23%) and consumer discretionary (-21%) fared worst, whereas energy (+48%) rode a surge in commodity prices and topped the market by a wide margin.

Comments from Portfolio Manager Asher Anolic:  From inception on June 15, 2021, through May 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -11%, underperforming the -6.97% result of its benchmark, the MSCI World Climate Change Index. We look to invest in stocks of climate-aware companies that are working to address climate change or its impacts either indirectly through their corporate strategy, or directly through the technology, services or products they provide. Versus the MSCI index, security selection in the consumer discretionary sector detracted most from the fund’s performance, especially our decision to avoid Apple, a large index component. Shares of the consumer electronics company gained about 15% during the reporting period, making it the fund’s biggest individual detractor. Apple did not fit our investment profile during the period. Elsewhere, stock choices in consumer staples hurt, as did an overweight in industrials. Among other individual stocks, larger-than-index positions in Etsy (-60%), the online retailer of handmade or vintage items, French luxury apparel and accessories brand owner Kering (-38%) and Spanish wireless telecom infrastructure and services firm Cellnex Telecom (-29%) weighed on the fund's relative result. Conversely, positioning in the communication services sector notably contributed to the fund's relative performance. Stock selection in real estate also added relative value. The fund's biggest individual relative contributor was not owning index component Amazon.com (-29%), an e-commerce company. Overweighting health care services firm Anthem (+21%) and Belgium-based utilities company Elia Group (+34%) also added value versus the benchmark this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2022

% of fund's net assets
Microsoft Corp.	5.1
Alphabet, Inc. Class A	3.2
Anthem, Inc.	2.4
MasterCard, Inc. Class A	2.3
Accenture PLC Class A	2.0
The Home Depot, Inc.	2.0
Danaher Corp.	1.9
Prologis (REIT), Inc.	1.9
American Express Co.	1.9
Deere & Co.	1.8
24.5

Market Sectors as of May 31, 2022

% of fund's net assets
Information Technology	23.3
Industrials	17.0
Financials	13.9
Consumer Discretionary	11.9
Health Care	11.0
Consumer Staples	4.8
Utilities	4.3
Communication Services	4.1
Materials	3.5
Real Estate	3.1
Energy	1.1

Asset Allocation (% of fund's net assets)

As of May 31, 2022*
Stocks	97.9%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

 * Foreign investments - 34.5%

Geographic Diversification (% of fund's net assets)

As of May 31, 2022
United States of America*	65.5%
Ireland	5.1%
France	4.3%
Japan	2.9%
Belgium	2.4%
Netherlands	2.4%
Switzerland	2.4%
Canada	2.3%
Denmark	2.1%
Other	10.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 0.9%
Cellnex Telecom SA (a)	4,056	$183,044
Interactive Media & Services - 3.2%
Alphabet, Inc. Class A (b)	282	641,618

TOTAL COMMUNICATION SERVICES		824,662

CONSUMER DISCRETIONARY - 11.8%
Automobiles - 3.1%
Tesla, Inc. (b)	396	300,271
Toyota Motor Corp.	13,234	220,170
XPeng, Inc. ADR (b)	4,260	100,110
		620,551
Hotels, Restaurants & Leisure - 2.1%
Compass Group PLC	8,851	198,407
Hilton Worldwide Holdings, Inc.	1,629	229,461
		427,868
Household Durables - 1.7%
Chervon Holdings Ltd.	5,263	31,388
Sony Group Corp.	3,325	311,850
		343,238
Internet & Direct Marketing Retail - 0.4%
Etsy, Inc. (b)	763	61,895
thredUP, Inc. (b)	5,179	21,648
		83,543
Specialty Retail - 2.0%
The Home Depot, Inc.	1,299	393,272
Textiles, Apparel & Luxury Goods - 2.5%
Kering SA	278	152,909
NIKE, Inc. Class B	2,769	329,096
On Holding AG	1,094	22,591
		504,596

TOTAL CONSUMER DISCRETIONARY		2,373,068

CONSUMER STAPLES - 4.8%
Food & Staples Retailing - 1.5%
Kesko Oyj	7,484	187,363
Walmart, Inc.	832	107,020
		294,383
Food Products - 0.1%
Oatly Group AB ADR (b)	3,621	14,955
Household Products - 1.6%
Colgate-Palmolive Co.	4,148	326,904
Personal Products - 1.6%
L'Oreal SA	929	328,133

TOTAL CONSUMER STAPLES		964,375

ENERGY - 1.1%
Energy Equipment & Services - 1.1%
Baker Hughes Co. Class A	6,436	231,567
FINANCIALS - 13.9%
Banks - 3.5%
Amalgamated Financial Corp.	9,763	212,150
KBC Group NV	3,208	200,528
The Toronto-Dominion Bank	3,800	290,396
		703,074
Capital Markets - 8.1%
Impax Asset Management Group PLC	5,836	59,640
Intercontinental Exchange, Inc.	3,143	321,812
Moody's Corp.	538	162,245
Morgan Stanley	3,355	289,000
Morningstar, Inc.	976	250,861
MSCI, Inc.	615	272,045
S&P Global, Inc.	815	284,826
		1,640,429
Consumer Finance - 1.9%
American Express Co.	2,244	378,832
Insurance - 0.4%
Marsh & McLennan Companies, Inc.	518	82,854

TOTAL FINANCIALS		2,805,189

HEALTH CARE - 11.0%
Biotechnology - 1.0%
Regeneron Pharmaceuticals, Inc. (b)	311	206,734
Health Care Equipment & Supplies - 0.8%
STERIS PLC	689	157,230
Health Care Providers & Services - 2.4%
Anthem, Inc.	964	491,264
Life Sciences Tools & Services - 5.0%
Agilent Technologies, Inc.	2,654	338,544
Avantor, Inc. (b)	927	29,701
Danaher Corp.	1,469	387,552
Eurofins Scientific SA	743	69,252
Mettler-Toledo International, Inc. (b)	148	190,346
		1,015,395
Pharmaceuticals - 1.8%
Roche Holding AG (participation certificate)	866	295,125
Sanofi SA	564	60,173
		355,298

TOTAL HEALTH CARE		2,225,921

INDUSTRIALS - 17.0%
Aerospace & Defense - 1.5%
BWX Technologies, Inc.	1,609	82,381
Hexcel Corp.	3,670	210,842
		293,223
Building Products - 2.3%
Daikin Industries Ltd.	431	69,308
Kingspan Group PLC (Ireland)	1,663	137,112
Nibe Industrier AB (B Shares)	10,949	95,409
Trane Technologies PLC	1,135	156,698
		458,527
Commercial Services & Supplies - 1.3%
Aker Carbon Capture A/S (b)	39,776	90,861
Smart Metering Systems PLC	6,187	65,488
Tetra Tech, Inc.	737	99,473
		255,822
Construction & Engineering - 1.8%
Fluor Corp. (b)	4,269	120,514
Quanta Services, Inc.	1,991	236,929
		357,443
Electrical Equipment - 5.8%
Acuity Brands, Inc.	1,537	269,006
Ceres Power Holdings PLC (b)	8,121	68,563
Eaton Corp. PLC	1,196	165,766
Fluence Energy, Inc.	3,700	36,260
Heliogen, Inc. (b)	6,723	26,018
Schneider Electric SA	2,315	321,535
Shoals Technologies Group, Inc. (b)	1,422	22,183
Sunrun, Inc. (b)	2,622	68,487
Vestas Wind Systems A/S	7,850	200,507
		1,178,325
Machinery - 2.2%
Deere & Co.	1,041	372,449
Kornit Digital Ltd. (b)	1,084	45,495
Westinghouse Air Brake Tech Co.	323	30,511
		448,455
Professional Services - 2.1%
KBR, Inc.	6,166	306,820
Verisk Analytics, Inc.	693	121,220
		428,040

TOTAL INDUSTRIALS		3,419,835

INFORMATION TECHNOLOGY - 23.3%
Electronic Equipment & Components - 1.3%
Teledyne Technologies, Inc. (b)	646	261,727
IT Services - 5.5%
Accenture PLC Class A	1,337	399,041
Amadeus IT Holding SA Class A (b)	3,895	242,361
MasterCard, Inc. Class A	1,337	478,472
		1,119,874
Semiconductors & Semiconductor Equipment - 8.0%
Aixtron AG	5,859	172,596
Allegro MicroSystems LLC (b)	4,185	107,764
Enphase Energy, Inc. (b)	1,287	239,627
NVIDIA Corp.	1,673	312,383
onsemi (b)	3,085	187,198
REC Silicon ASA (b)	30,936	61,029
SolarEdge Technologies, Inc. (b)	1,177	321,074
STMicroelectronics NV (NY Shares) unit	3,465	138,877
Wolfspeed, Inc. (b)	873	65,676
		1,606,224
Software - 8.5%
Aspen Technology, Inc. (b)	1,134	219,418
Autodesk, Inc. (b)	1,056	219,384
Microsoft Corp.	3,842	1,044,519
Salesforce.com, Inc. (b)	865	138,608
Volue A/S (b)	29,677	99,740
		1,721,669

TOTAL INFORMATION TECHNOLOGY		4,709,494

MATERIALS - 3.5%
Chemicals - 2.7%
Aker Clean Hydrogen A/S (b)	81,278	43,099
Koninklijke DSM NV	2,035	343,649
Koninklijke DSM NV rights (b)(c)	2,035	3,714
Sika AG	569	157,948
		548,410
Metals & Mining - 0.8%
5E Advanced Materials, Inc. (b)	542	13,387
Lynas Rare Earths Ltd. (b)	13,712	96,105
MP Materials Corp. (b)	1,197	47,198
		156,690

TOTAL MATERIALS		705,100

REAL ESTATE - 3.1%
Equity Real Estate Investment Trusts (REITs) - 3.1%
Prologis (REIT), Inc.	2,979	379,763
Weyerhaeuser Co.	6,063	239,610
		619,373
UTILITIES - 4.3%
Electric Utilities - 3.4%
ELIA GROUP SA/NV	1,754	288,665
ORSTED A/S (a)	1,996	224,968
Verbund AG	1,742	173,267
		686,900
Independent Power and Renewable Electricity Producers - 0.9%
Brookfield Renewable Corp.	4,937	178,621

TOTAL UTILITIES		865,521

TOTAL COMMON STOCKS
(Cost $22,094,834)		19,744,105

Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
CelLink Corp. Series D (d)(e)
(Cost $8,330)	400	8,330

Money Market Funds - 2.0%
Fidelity Cash Central Fund 0.82% (f)
(Cost $409,555)	409,473	409,555
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $22,512,719)		20,161,990
NET OTHER ASSETS (LIABILITIES) - 0.0%		(2,008)
NET ASSETS - 100%		$20,159,982

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $408,012 or 2.0% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,330 or 0.0% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
CelLink Corp. Series D	1/20/22	$8,330

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$--	$13,605,766	$13,196,211	$675	$--	$--	$409,555	0.0%
Total	$--	$13,605,766	$13,196,211	$675	$--	$--	$409,555

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$824,662	$641,618	$183,044	$--
Consumer Discretionary	2,381,398	1,489,732	883,336	8,330
Consumer Staples	964,375	636,242	328,133	--
Energy	231,567	231,567	--	--
Financials	2,805,189	2,604,661	200,528	--
Health Care	2,225,921	1,930,796	295,125	--
Industrials	3,419,835	2,828,485	591,350	--
Information Technology	4,709,494	4,467,133	242,361	--
Materials	705,100	447,333	257,767	--
Real Estate	619,373	619,373	--	--
Utilities	865,521	640,553	224,968	--
Money Market Funds	409,555	409,555	--	--
Total Investments in Securities:	$20,161,990	$16,947,048	$3,206,612	$8,330

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

Equities	98.0%
Short-Term Investments and Net Other Assets	2.0%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $22,103,164)	$19,752,435
Fidelity Central Funds (cost $409,555)	409,555
Total Investment in Securities (cost $22,512,719)		$20,161,990
Foreign currency held at value (cost $3,947)		3,918
Receivable for investments sold		56,175
Receivable for fund shares sold		16,017
Dividends receivable		13,637
Reclaims receivable		10,488
Distributions receivable from Fidelity Central Funds		269
Receivable from investment adviser for expense reductions		62,062
Other receivables		780
Total assets		20,325,336
Liabilities
Payable for investments purchased
Regular delivery	$84,754
Delayed delivery	3,714
Payable for fund shares redeemed	47,001
Accrued management fee	10,997
Distribution and service plan fees payable	355
Other affiliated payables	5,316
Other payables and accrued expenses	13,217
Total liabilities		165,354
Net Assets		$20,159,982
Net Assets consist of:
Paid in capital		$24,081,890
Total accumulated earnings (loss)		(3,921,908)
Net Assets		$20,159,982
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($405,011 ÷ 45,613 shares)(a)		$8.88
Maximum offering price per share (100/94.25 of $8.88)		$9.42
Class M:
Net Asset Value and redemption price per share ($132,289 ÷ 14,936 shares)(a)		$8.86
Maximum offering price per share (100/96.50 of $8.86)		$9.18
Class C:
Net Asset Value and offering price per share ($265,077 ÷ 30,069 shares)(a)		$8.82
Fidelity Climate Action Fund:
Net Asset Value, offering price and redemption price per share ($19,056,661 ÷ 2,140,907 shares)		$8.90
Class I:
Net Asset Value, offering price and redemption price per share ($192,254 ÷ 21,601 shares)		$8.90
Class Z:
Net Asset Value, offering price and redemption price per share ($108,690 ÷ 12,196 shares)		$8.91

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period June 15, 2021 (commencement of operations) through May 31, 2022
Investment Income
Dividends		$192,994
Foreign tax reclaims		9,966
Income from Fidelity Central Funds		675
Income before foreign taxes withheld		203,635
Less foreign taxes withheld		(25,135)
Total income		178,500
Expenses
Management fee	$109,907
Transfer agent fees	43,459
Distribution and service plan fees	4,030
Accounting fees and expenses	6,339
Custodian fees and expenses	49,741
Independent trustees' fees and expenses	44
Registration fees	178,414
Audit	44,259
Legal	3
Miscellaneous	431
Total expenses before reductions	436,627
Expense reductions	(263,344)
Total expenses after reductions		173,283
Net investment income (loss)		5,217
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,573,764)
Foreign currency transactions	(2,549)
Total net realized gain (loss)		(1,576,313)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,350,729)
Assets and liabilities in foreign currencies	(67)
Total change in net unrealized appreciation (depreciation)		(2,350,796)
Net gain (loss)		(3,927,109)
Net increase (decrease) in net assets resulting from operations		$(3,921,892)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period June 15, 2021 (commencement of operations) through May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,217
Net realized gain (loss)	(1,576,313)
Change in net unrealized appreciation (depreciation)	(2,350,796)
Net increase (decrease) in net assets resulting from operations	(3,921,892)
Share transactions - net increase (decrease)	24,081,874
Total increase (decrease) in net assets	20,159,982
Net Assets
Beginning of period	–
End of period	$20,159,982

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Climate Action Fund Class A

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.02)
Net realized and unrealized gain (loss)	(1.10)
Total from investment operations	(1.12)
Net asset value, end of period	$8.88
Total ReturnD,E,F	(11.20)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	2.95%I
Expenses net of fee waivers, if any	1.29%I
Expenses net of all reductions	1.29%I
Net investment income (loss)	(.19)%I
Supplemental Data
Net assets, end of period (000 omitted)	$405
Portfolio turnover rateJ	57%I

 A For the period June 15, 2021 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Climate Action Fund Class M

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.04)
Net realized and unrealized gain (loss)	(1.10)
Total from investment operations	(1.14)
Net asset value, end of period	$8.86
Total ReturnD,E,F	(11.40)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	3.33%I
Expenses net of fee waivers, if any	1.55%I
Expenses net of all reductions	1.55%I
Net investment income (loss)	(.45)%I
Supplemental Data
Net assets, end of period (000 omitted)	$132
Portfolio turnover rateJ	57%I

 A For the period June 15, 2021 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Climate Action Fund Class C

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.09)
Net realized and unrealized gain (loss)	(1.09)
Total from investment operations	(1.18)
Net asset value, end of period	$8.82
Total ReturnD,E,F	(11.80)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	3.55%I
Expenses net of fee waivers, if any	2.04%I
Expenses net of all reductions	2.04%I
Net investment income (loss)	(.94)%I
Supplemental Data
Net assets, end of period (000 omitted)	$265
Portfolio turnover rateJ	57%I

 A For the period June 15, 2021 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Climate Action Fund

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.01
Net realized and unrealized gain (loss)	(1.11)
Total from investment operations	(1.10)
Net asset value, end of period	$8.90
Total ReturnD,E	(11.00)%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	2.66%H
Expenses net of fee waivers, if any	1.05%H
Expenses net of all reductions	1.05%H
Net investment income (loss)	.06%H
Supplemental Data
Net assets, end of period (000 omitted)	$19,057
Portfolio turnover rateI	57%H

 A For the period June 15, 2021 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Climate Action Fund Class I

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.01
Net realized and unrealized gain (loss)	(1.11)
Total from investment operations	(1.10)
Net asset value, end of period	$8.90
Total ReturnD,E	(11.00)%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	2.93%H
Expenses net of fee waivers, if any	1.04%H
Expenses net of all reductions	1.04%H
Net investment income (loss)	.06%H
Supplemental Data
Net assets, end of period (000 omitted)	$192
Portfolio turnover rateI	57%H

 A For the period June 15, 2021 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Climate Action Fund Class Z

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.02
Net realized and unrealized gain (loss)	(1.11)
Total from investment operations	(1.09)
Net asset value, end of period	$8.91
Total ReturnD,E	(10.90)%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	3.00%H
Expenses net of fee waivers, if any	.90%H
Expenses net of all reductions	.90%H
Net investment income (loss)	.20%H
Supplemental Data
Net assets, end of period (000 omitted)	$109
Portfolio turnover rateI	57%H

 A For the period June 15, 2021 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2022

1. Organization.

Fidelity Climate Action Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Climate Action, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. Because the Fund focuses its investments in equity securities of climate aware companies, it will be more susceptible to events or factors affecting these companies. The Fund is particularly exposed to such developments as changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory, and economic developments. Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance depending on whether certain investments are in or out of favor. The criteria related to the Fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the Fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the investment adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$580,773
Gross unrealized depreciation	(3,064,497)
Net unrealized appreciation (depreciation)	$(2,483,724)
Tax Cost	$22,645,714

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,652
Capital loss carryforward	$(1,440,770)
Net unrealized appreciation (depreciation) on securities and other investments	$(2,483,791)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(1,437,874)
Long-term	(2,896)
Total capital loss carryforward	$(1,440,770)

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Climate Action Fund	33,234,620	9,346,913

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .10% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Climate Action as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. The Fund's performance adjustment will not take effect until June 1, 2022. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annualized management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$752	$245
Class M	.25%	.25%	730	489
Class C	.75%	.25%	2,548	2,422
			$4,030	$3,156

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$198
Class M	2
$200

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$640.21
Class M	200.14
Class C	379.15
Fidelity Climate Action Fund	41,962.28
Class I	233.15
Class Z	45.04
	$43,459

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Climate Action Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Climate Action Fund	$179

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Climate Action Fund	538,162	252,732	(25,789)

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Climate Action Fund	$1

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through September 30, 2023. Some expenses, for example the compensation of the independent Trustees are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.30%	$4,946
Class M	1.55%	2,602
Class C	2.05%	3,821
Fidelity Climate Action Fund	1.05%	246,428
Class I	1.05%	2,857
Class Z	.90%	2,275
		$262,929

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $415.

8. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended May 31, 2022(a)	Year ended May 31, 2022(a)
Fidelity Climate Action Fund
Class A
Shares sold	69,899	$727,430
Shares redeemed	(24,286)	(224,337)
Net increase (decrease)	45,613	$503,093
Class M
Shares sold	20,283	$205,303
Shares redeemed	(5,347)	(54,128)
Net increase (decrease)	14,936	$151,175
Class C
Shares sold	48,324	$508,720
Shares redeemed	(18,255)	(174,926)
Net increase (decrease)	30,069	$333,794
Fidelity Climate Action Fund
Shares sold	2,931,754	$30,765,171
Shares redeemed	(790,847)	(8,022,973)
Net increase (decrease)	2,140,907	$22,742,198
Class I
Shares sold	21,601	$227,485
Net increase (decrease)	21,601	$227,485
Class Z
Shares sold	12,403	$126,011
Shares redeemed	(207)	(1,882)
Net increase (decrease)	12,196	$124,129

 (a) For the period June 15, 2021 (commencement of operations) through May 31, 2022.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Climate Action Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Climate Action Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of May 31, 2022, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from June 15, 2021 (commencement of operations) through May 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations, the changes in its net assets and the financial highlights for the period from June 15, 2021 (commencement of operations) through May 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

July 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 325 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period-B December 1, 2021 to May 31, 2022
Fidelity Climate Action Fund
Class A	1.28%
Actual		$1,000.00	$806.50	$5.76
Hypothetical-C		$1,000.00	$1,018.55	$6.44
Class M	1.55%
Actual		$1,000.00	$805.50	$6.98
Hypothetical-C		$1,000.00	$1,017.20	$7.80
Class C	2.03%
Actual		$1,000.00	$804.00	$9.13
Hypothetical-C		$1,000.00	$1,014.81	$10.20
Fidelity Climate Action Fund	1.05%
Actual		$1,000.00	$807.60	$4.73
Hypothetical-C		$1,000.00	$1,019.70	$5.29
Class I	1.04%
Actual		$1,000.00	$807.60	$4.69
Hypothetical-C		$1,000.00	$1,019.75	$5.24
Class Z	.90%
Actual		$1,000.00	$807.80	$4.06
Hypothetical-C		$1,000.00	$1,020.44	$4.53

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Climate Action Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance history.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Climate Action Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and above the ASPG competitive median for the 12-month period ended September 30, 2021. The Board considered that, in general, various factors can affect total expense ratios. The Board also considered that Fidelity believes that, because the ASPG is composed of funds/classes with varied types of servicing arrangements, such funds/classes are not directly comparable to the retail class of the fund.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.30%, 1.55%, 2.05%, 1.05%, 0.90%, and 1.05% through September 30, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

CLA-ANN-0722
1.9901890.100

Fidelity® Sustainable U.S. Equity Fund (formerly Fidelity® Sustainability U.S. Equity Fund)

Annual Report

May 31, 2022

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® Sustainable U.S. Equity Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Sustainable U.S. Equity Fund, a class of the fund, on June 15, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$9,442	Fidelity® Sustainable U.S. Equity Fund
$9,518	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.30% for the 12 months ending May 31, 2022. Large-cap stocks retreated to begin the new year amid several notable headwinds that stoked volatility, uncertainty and anxiety. Chief among these was the U.S. Federal Reserve’s accelerated plan to hike interest rates and aggressively wind down its balance sheet to rein in historically high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing stocks included surging commodity prices, rising bond yields, supply constraint and disruption, and the potential for variants of the coronavirus to upend the U.S. economy. Against this backdrop, the S&P 500® index returned -5.17% in January and -2.99% in February, falling on mixed corporate earnings, particularly among some highflying tech firms. In April, the index returned -8.72% amid clearer signals of the Fed’s intension to tighten monetary policy and angst about the economic toll of “zero-COVID” lockdowns in China. It was the largest monthly decline for the S&P 500® since March 2020. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio starting in June. For the full 12 months, the growth-oriented communication services (-21%) and consumer discretionary (-12%) sectors lagged most. In contrast, energy (+76%) rode a surge in commodity prices and led, followed by utilities (+18%).

Comments from Co-Portfolio Managers Nicole Connolly and Michael Robertson:  Since inception on June 15, 2021, through May 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -5% to -6%, trailing the -3.48% result of the MSCI USA IMI ESG Leaders Index and the -5.08% result of the Russell 3000® Index. Versus the MSCI ESG index, stock selection in the consumer discretionary sector notably detracted, especially in the retailing industry. Picks in the software & services segment of the information technology sector also hurt relative performance this period. In retailing, an overweight position in apparel retailer Gap (-65%) was the fund's largest individual relative detractor. In software & services, larger-than-index stakes in digital payments provider PayPal Holdings (-69%) and cloud-based software firm Salesforce (-34%) also notably held back the fund's relative result. The fund's foreign holdings detracted overall, hampered in part by continued U.S. dollar strength. Conversely, stock selection and an overweighting in energy contributed to the fund's relative performance, as did positioning in the semiconductors & semiconductor equipment industry within the information technology sector. Underweighting the communications services sector also helped. An overweight position in ON Semiconductor (+64%) boosted relative performance more than any other individual investment this period. A higher-than-index position in refining firm Valero Energy (+62%) also notably contributed. Not owning a position in index component Meta Platforms also helped our relative result, as the stock returned about -43%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2022

% of fund's net assets
Microsoft Corp.	6.2
Prologis (REIT), Inc.	2.6
Danaher Corp.	2.6
Merck & Co., Inc.	2.4
The Travelers Companies, Inc.	2.2
Cigna Corp.	2.1
Marriott International, Inc. Class A	2.1
Cheniere Energy, Inc.	2.1
Apple, Inc.	2.1
Valero Energy Corp.	2.0
26.4

Market Sectors as of May 31, 2022

% of fund's net assets
Information Technology	24.2
Health Care	15.1
Financials	12.2
Consumer Discretionary	10.7
Industrials	9.2
Consumer Staples	7.0
Communication Services	5.3
Materials	5.2
Energy	4.6
Real Estate	2.6
Utilities	2.6

Asset Allocation (% of fund's net assets)

As of May 31, 2022 *
Stocks	98.5%
Convertible Securities	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 10.9%

Geographic Diversification (% of fund's net assets)

As of May 31, 2022
United States of America*	89.1%
Ireland	4.8%
France	1.8%
Switzerland	1.3%
Denmark	1.2%
Sweden	1.0%
Belgium	0.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
COMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 1.3%
Verizon Communications, Inc.	4,198	$215,315
Interactive Media & Services - 1.6%
Alphabet, Inc. Class A (a)	112	254,827
Media - 2.4%
Cable One, Inc.	106	138,129
Comcast Corp. Class A	3,678	162,862
Interpublic Group of Companies, Inc.	2,552	82,251
		383,242

TOTAL COMMUNICATION SERVICES		853,384

CONSUMER DISCRETIONARY - 10.7%
Automobiles - 0.6%
General Motors Co. (a)	2,570	99,408
Diversified Consumer Services - 1.7%
Adtalem Global Education, Inc. (a)	3,862	125,978
Bright Horizons Family Solutions, Inc. (a)	1,560	141,258
		267,236
Hotels, Restaurants & Leisure - 2.1%
Marriott International, Inc. Class A	1,968	337,669
Household Durables - 1.1%
Taylor Morrison Home Corp. (a)	6,109	176,978
Internet & Direct Marketing Retail - 2.0%
Amazon.com, Inc. (a)	61	146,656
eBay, Inc.	3,547	172,632
		319,288
Specialty Retail - 2.3%
Gap, Inc.	9,158	101,013
The Home Depot, Inc.	867	262,484
		363,497
Textiles, Apparel & Luxury Goods - 0.9%
LVMH Moet Hennessy Louis Vuitton SE	234	151,077

TOTAL CONSUMER DISCRETIONARY		1,715,153

CONSUMER STAPLES - 7.0%
Beverages - 1.6%
Keurig Dr. Pepper, Inc.	7,416	257,632
Food Products - 2.0%
Darling Ingredients, Inc. (a)	3,948	316,116
Household Products - 2.8%
Kimberly-Clark Corp.	1,130	150,313
Procter & Gamble Co.	2,011	297,387
		447,700
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	411	104,661

TOTAL CONSUMER STAPLES		1,126,109

ENERGY - 4.6%
Oil, Gas & Consumable Fuels - 4.6%
Cheniere Energy, Inc.	2,435	333,035
Denbury, Inc. (a)	1,142	83,526
Valero Energy Corp.	2,518	326,333
		742,894
FINANCIALS - 12.2%
Banks - 1.9%
Bank of America Corp.	8,082	300,650
Capital Markets - 5.3%
BlackRock, Inc. Class A	220	147,198
Moody's Corp.	836	252,113
Northern Trust Corp.	2,300	257,025
State Street Corp.	2,722	197,318
		853,654
Consumer Finance - 2.8%
American Express Co.	1,218	205,623
Discover Financial Services	2,197	249,338
		454,961
Insurance - 2.2%
The Travelers Companies, Inc.	1,984	355,215

TOTAL FINANCIALS		1,964,480

HEALTH CARE - 14.9%
Biotechnology - 2.7%
Amgen, Inc.	924	237,228
Vertex Pharmaceuticals, Inc. (a)	746	200,413
		437,641
Health Care Providers & Services - 2.3%
Cigna Corp.	1,272	341,265
Guardant Health, Inc. (a)	768	31,473
		372,738
Life Sciences Tools & Services - 4.3%
Bio-Rad Laboratories, Inc. Class A (a)	221	118,852
Danaher Corp.	1,550	408,921
ICON PLC (a)	712	159,338
		687,111
Pharmaceuticals - 5.6%
Merck & Co., Inc.	4,178	384,501
Roche Holding AG (participation certificate)	625	212,994
UCB SA	1,519	133,980
Zoetis, Inc. Class A	1,004	171,614
		903,089

TOTAL HEALTH CARE		2,400,579

INDUSTRIALS - 9.2%
Air Freight & Logistics - 1.0%
United Parcel Service, Inc. Class B	924	168,399
Building Products - 1.8%
ASSA ABLOY AB (B Shares)	6,625	163,313
Johnson Controls International PLC	2,188	119,268
		282,581
Electrical Equipment - 1.3%
Acuity Brands, Inc.	784	137,216
Generac Holdings, Inc. (a)	324	80,054
		217,270
Machinery - 1.6%
Deere & Co.	420	150,268
Ingersoll Rand, Inc.	2,138	100,807
		251,075
Professional Services - 3.5%
KBR, Inc.	4,648	231,284
Manpower, Inc.	1,801	161,388
Verisk Analytics, Inc.	971	169,847
		562,519

TOTAL INDUSTRIALS		1,481,844

INFORMATION TECHNOLOGY - 24.2%
IT Services - 5.1%
Accenture PLC Class A	890	265,629
Capgemini SA	764	148,045
Concentrix Corp.	560	86,738
MasterCard, Inc. Class A	597	213,648
PayPal Holdings, Inc. (a)	1,318	112,307
		826,367
Semiconductors & Semiconductor Equipment - 5.1%
Advanced Micro Devices, Inc. (a)	1,363	138,835
NVIDIA Corp.	1,536	286,802
onsemi (a)	3,587	217,659
SolarEdge Technologies, Inc. (a)	634	172,949
		816,245
Software - 11.9%
Adobe, Inc. (a)	559	232,812
Intuit, Inc.	521	215,934
Microsoft Corp.	3,682	1,001,025
Rapid7, Inc. (a)	2,244	159,032
Salesforce.com, Inc. (a)	1,895	303,655
		1,912,458
Technology Hardware, Storage & Peripherals - 2.1%
Apple, Inc.	2,231	332,062

TOTAL INFORMATION TECHNOLOGY		3,887,132

MATERIALS - 5.2%
Chemicals - 1.9%
Eastman Chemical Co.	868	95,619
Linde PLC	653	212,016
		307,635
Containers & Packaging - 3.3%
Avery Dennison Corp.	1,254	216,390
Crown Holdings, Inc.	1,636	170,864
O-I Glass, Inc. (a)	8,345	137,275
		524,529

TOTAL MATERIALS		832,164

REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.6%
Prologis (REIT), Inc.	3,265	416,222
UTILITIES - 2.6%
Electric Utilities - 2.1%
NextEra Energy, Inc.	1,816	137,453
ORSTED A/S (b)	1,718	193,635
		331,088
Water Utilities - 0.5%
American Water Works Co., Inc.	532	80,465

TOTAL UTILITIES		411,553

TOTAL COMMON STOCKS
(Cost $17,277,616)		15,831,514

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Somatus, Inc. Series E (c)(d)
(Cost $32,287)	37	32,287

Money Market Funds - 0.7%
Fidelity Cash Central Fund 0.82% (e)
(Cost $109,161)	109,140	109,161
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $17,419,064)		15,972,962
NET OTHER ASSETS (LIABILITIES) - 0.6%		89,806
NET ASSETS - 100%		$16,062,768

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $193,635 or 1.2% of net assets.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $32,287 or 0.2% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Somatus, Inc. Series E	1/31/22	$32,287

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$--	$11,825,796	$11,716,635	$279	$--	$--	$109,161	0.0%
Total	$--	$11,825,796	$11,716,635	$279	$--	$--	$109,161

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$853,384	$853,384	$--	$--
Consumer Discretionary	1,715,153	1,564,076	151,077	--
Consumer Staples	1,126,109	1,126,109	--	--
Energy	742,894	742,894	--	--
Financials	1,964,480	1,964,480	--	--
Health Care	2,432,866	2,187,585	212,994	32,287
Industrials	1,481,844	1,318,531	163,313	--
Information Technology	3,887,132	3,887,132	--	--
Materials	832,164	832,164	--	--
Real Estate	416,222	416,222	--	--
Utilities	411,553	217,918	193,635	--
Money Market Funds	109,161	109,161	--	--
Total Investments in Securities:	$15,972,962	$15,219,656	$721,019	$32,287

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $17,309,903)	$15,863,801
Fidelity Central Funds (cost $109,161)	109,161
Total Investment in Securities (cost $17,419,064)		$15,972,962
Cash		14,202
Receivable for fund shares sold		47,915
Dividends receivable		19,054
Distributions receivable from Fidelity Central Funds		114
Receivable from investment adviser for expense reductions		62,239
Other receivables		211
Total assets		16,116,697
Liabilities
Payable for investments purchased	$22,727
Payable for fund shares redeemed	9,620
Accrued management fee	6,557
Transfer agent fee payable	3,487
Distribution and service plan fees payable	444
Other affiliated payables	486
Other payables and accrued expenses	10,608
Total liabilities		53,929
Net Assets		$16,062,768
Net Assets consist of:
Paid in capital		$17,975,826
Total accumulated earnings (loss)		(1,913,058)
Net Assets		$16,062,768
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($633,477 ÷ 67,505 shares)(a)		$9.38
Maximum offering price per share (100/94.25 of $9.38)		$9.95
Class M:
Net Asset Value and redemption price per share ($258,356 ÷ 27,561 shares)(a)		$9.37
Maximum offering price per share (100/96.50 of $9.37)		$9.71
Class C:
Net Asset Value and offering price per share ($273,030 ÷ 29,225 shares)(a)		$9.34
Fidelity Sustainable U.S. Equity Fund:
Net Asset Value, offering price and redemption price per share ($14,668,933 ÷ 1,560,808 shares)		$9.40
Class I:
Net Asset Value, offering price and redemption price per share ($115,974 ÷ 12,342 shares)		$9.40
Class Z:
Net Asset Value, offering price and redemption price per share ($112,998 ÷ 12,009 shares)		$9.41

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period June 15, 2021 (commencement of operations) through May 31, 2022
Investment Income
Dividends		$118,754
Income from Fidelity Central Funds		279
Total income		119,033
Expenses
Management fee	$55,167
Transfer agent fees	27,866
Distribution and service plan fees	3,395
Accounting fees and expenses	4,091
Custodian fees and expenses	30,363
Independent trustees' fees and expenses	28
Registration fees	176,448
Audit	44,259
Legal	2
Miscellaneous	431
Total expenses before reductions	342,050
Expense reductions	(245,267)
Total expenses after reductions		96,783
Net investment income (loss)		22,250
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(425,950)
Foreign currency transactions	378
Total net realized gain (loss)		(425,572)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,446,102)
Assets and liabilities in foreign currencies	(65)
Total change in net unrealized appreciation (depreciation)		(1,446,167)
Net gain (loss)		(1,871,739)
Net increase (decrease) in net assets resulting from operations		$(1,849,489)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period June 15, 2021 (commencement of operations) through May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,250
Net realized gain (loss)	(425,572)
Change in net unrealized appreciation (depreciation)	(1,446,167)
Net increase (decrease) in net assets resulting from operations	(1,849,489)
Distributions to shareholders	(58,306)
Share transactions - net increase (decrease)	17,970,563
Total increase (decrease) in net assets	16,062,768
Net Assets
Beginning of period	–
End of period	$16,062,768

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Sustainable U.S. Equity Fund Class A

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	–D
Net realized and unrealized gain (loss)	(.58)
Total from investment operations	(.58)
Distributions from net investment income	–
Distributions from net realized gain	(.04)
Total distributions	(.04)
Net asset value, end of period	$9.38
Total ReturnE,F,G	(5.87)%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	3.52%J
Expenses net of fee waivers, if any	1.14%J
Expenses net of all reductions	1.14%J
Net investment income (loss)	- %J,K
Supplemental Data
Net assets, end of period (000 omitted)	$633
Portfolio turnover rateL	55%J

 A For the period June 15, 2021 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount represents less than .005%.

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Sustainable U.S. Equity Fund Class M

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.02)
Net realized and unrealized gain (loss)	(.59)
Total from investment operations	(.61)
Distributions from net investment income	–
Distributions from net realized gain	(.02)
Total distributions	(.02)
Net asset value, end of period	$9.37
Total ReturnD,E,F	(6.10)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	4.05%I
Expenses net of fee waivers, if any	1.39%I
Expenses net of all reductions	1.39%I
Net investment income (loss)	(.26)%I
Supplemental Data
Net assets, end of period (000 omitted)	$258
Portfolio turnover rateJ	55%I

 A For the period June 15, 2021 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Sustainable U.S. Equity Fund Class C

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.07)
Net realized and unrealized gain (loss)	(.58)
Total from investment operations	(.65)
Distributions from net investment income	–
Distributions from net realized gain	(.01)
Total distributions	(.01)
Net asset value, end of period	$9.34
Total ReturnD,E,F	(6.53)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	4.65%I
Expenses net of fee waivers, if any	1.89%I
Expenses net of all reductions	1.89%I
Net investment income (loss)	(.75)%I
Supplemental Data
Net assets, end of period (000 omitted)	$273
Portfolio turnover rateJ	55%I

 A For the period June 15, 2021 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Sustainable U.S. Equity Fund

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.02
Net realized and unrealized gain (loss)	(.57)
Total from investment operations	(.55)
Distributions from net investment income	(.01)
Distributions from net realized gain	(.04)
Total distributions	(.05)
Net asset value, end of period	$9.40
Total ReturnD,E	(5.58)%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	3.21%H
Expenses net of fee waivers, if any	.89%H
Expenses net of all reductions	.89%H
Net investment income (loss)	.24%H
Supplemental Data
Net assets, end of period (000 omitted)	$14,669
Portfolio turnover rateI	55%H

 A For the period June 15, 2021 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Sustainable U.S. Equity Fund Class I

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.02
Net realized and unrealized gain (loss)	(.57)
Total from investment operations	(.55)
Distributions from net investment income	(.01)
Distributions from net realized gain	(.04)
Total distributions	(.05)
Net asset value, end of period	$9.40
Total ReturnD,E	(5.58)%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	3.76%H
Expenses net of fee waivers, if any	.90%H
Expenses net of all reductions	.90%H
Net investment income (loss)	.24%H
Supplemental Data
Net assets, end of period (000 omitted)	$116
Portfolio turnover rateI	55%H

 A For the period June 15, 2021 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Sustainable U.S. Equity Fund Class Z

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.04
Net realized and unrealized gain (loss)	(.58)
Total from investment operations	(.54)
Distributions from net investment income	(.01)
Distributions from net realized gain	(.04)
Total distributions	(.05)
Net asset value, end of period	$9.41
Total ReturnD,E	(5.48)%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	3.72%H
Expenses net of fee waivers, if any	.75%H
Expenses net of all reductions	.75%H
Net investment income (loss)	.39%H
Supplemental Data
Net assets, end of period (000 omitted)	$113
Portfolio turnover rateI	55%H

 A For the period June 15, 2021 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2022

1. Organization.

Fidelity Sustainable U.S. Equity Fund (the Fund) (formerly Fidelity Sustainability U.S. Equity Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Sustainable U.S. Equity Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance depending on whether certain investments are in or out of favor. The criteria related to the Fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the Fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the investment adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$709,375
Gross unrealized depreciation	(2,319,659)
Net unrealized appreciation (depreciation)	$(1,610,284)
Tax Cost	$17,583,246

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,127
Net unrealized appreciation (depreciation) on securities and other investments	$(1,610,349)

The Fund intends to elect to defer to its next fiscal year $312,835 of capital losses recognized during the period November 1, 2021 to May 31, 2022.

Due to large subscriptions in the period, Fidelity Sustainability U.S. Equity Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those losses are realized and the limitation prevents the Fund from using any of those losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

May 31, 2022(a)
Ordinary Income	$58,306
Total	$58,306

 (a) For the period June 15, 2021 (commencement of operations) through May 31, 2022.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainable U.S. Equity Fund	23,602,170	5,864,999

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .10% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Sustainable U.S. Equity Fund as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. The Fund's performance adjustment will not take effect until June 1, 2022. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annualized management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$907	$616
Class M	.25%	.25%	876	515
Class C	.75%	.25%	1,612	1,357
			$3,395	$2,488

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,477
Class M	438
$1,915

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$684.19
Class M	369.21
Class C	301.19
Fidelity Sustainable U.S. Equity Fund	26,344.28
Class I	123.11
Class Z	45.04
	$27,866

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Sustainable U.S. Equity Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Sustainable U.S. Equity Fund	$162

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Sustainable U.S. Equity Fund	358,082	393,623	(6,609)

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Sustainable U.S. Equity Fund	$1

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through September 30, 2023. Some expenses, for example the compensation of the independent Trustees are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.15%	$8,577
Class M	1.40%	4,625
Class C	1.90%	4,431
Fidelity Sustainable U.S. Equity Fund	.90%	221,059
Class I	.90%	3,161
Class Z	.75%	3,190
		$245,043

During the period, custodian credits reduced the Fund's expenses by $3.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $221.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended May 31, 2022(a)
Fidelity Sustainable U.S. Equity Fund
Distributions to shareholders
Class A	$1,154
Class M	328
Class C	138
Fidelity Sustainable U.S. Equity Fund	55,616
Class I	590
Class Z	480
Total	$58,306

 (a) For the period June 15, 2021 (commencement of operations) through May 31, 2022.

9. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended May 31, 2022(a)	Year ended May 31, 2022(a)
Fidelity Sustainable U.S. Equity Fund
Class A
Shares sold	73,664	$763,410
Reinvestment of distributions	108	1,154
Shares redeemed	(6,267)	(60,042)
Net increase (decrease)	67,505	$704,522
Class M
Shares sold	27,530	$285,645
Reinvestment of distributions	31	328
Net increase (decrease)	27,561	$285,973
Class C
Shares sold	30,322	$306,710
Reinvestment of distributions	13	138
Shares redeemed	(1,110)	(10,221)
Net increase (decrease)	29,225	$296,627
Fidelity Sustainable U.S. Equity Fund
Shares sold	2,019,003	$21,143,713
Reinvestment of distributions	4,747	50,883
Shares redeemed	(462,942)	(4,758,254)
Net increase (decrease)	1,560,808	$16,436,342
Class I
Shares sold	12,287	$125,000
Reinvestment of distributions	55	590
Net increase (decrease)	12,342	$125,590
Class Z
Shares sold	11,964	$121,029
Reinvestment of distributions	45	480
Net increase (decrease)	12,009	$121,509

 (a) For the period June 15, 2021 (commencement of operations) through May 31, 2022.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Sustainable U.S. Equity Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Sustainable U.S. Equity Fund (formerly Fidelity Sustainability U.S. Equity Fund)(the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of May 31, 2022, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from June 15, 2021 (commencement of operations) through May 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations, the changes in its net assets and the financial highlights for the period from June 15, 2021 (commencement of operations) through May 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

July 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 325 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period-B December 1, 2021 to May 31, 2022
Fidelity Sustainable U.S. Equity Fund
Class A	1.14%
Actual		$1,000.00	$877.30	$5.34
Hypothetical-C		$1,000.00	$1,019.25	$5.74
Class M	1.39%
Actual		$1,000.00	$875.90	$6.50
Hypothetical-C		$1,000.00	$1,018.00	$6.99
Class C	1.88%
Actual		$1,000.00	$874.40	$8.79
Hypothetical-C		$1,000.00	$1,015.56	$9.45
Fidelity Sustainable U.S. Equity Fund	.89%
Actual		$1,000.00	$879.20	$4.17
Hypothetical-C		$1,000.00	$1,020.49	$4.48
Class I	.90%
Actual		$1,000.00	$879.20	$4.22
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class Z	.75%
Actual		$1,000.00	$879.30	$3.51
Hypothetical-C		$1,000.00	$1,021.19	$3.78

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 99.70% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 78%; Class M designates 100%; Class C designates 100%; Fidelity Sustainable U.S. Equity Fund designates 62%; Class I designates 62%; and Class Z designates 62%; of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 86%; Class M designates 100%; Class C designates 100%; Fidelity Sustainable U.S. Equity Fund designates 68%; Class I designates 68%; and Class Z designates 68%; of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 5%; Fidelity Sustainable U.S. Equity Fund designates 4%; Class I designates 4%; and Class Z designates 4%; of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Sustainable U.S. Equity Fund (formerly known as Fidelity Sustainability U.S. Equity Fund)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations ended September 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Sustainable U.S. Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the period ended September 30, 2021. The Board considered that, in general, various factors can affect total expense ratios.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.15%, 1.40%, 1.90%, 0.90%, 0.75%, and 0.90% through September 30, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SUS-ANN-0722
1.9901904.100

Item 2.

Code of Ethics

As of the end of the period, May 31, 2022, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Agricultural Productivity Fund, Fidelity Climate Action Fund, Fidelity Disruptors Fund, Fidelity Sustainable U.S. Equity Fund, and Fidelity Water Sustainability Fund (the “Funds”):

Services Billed by Deloitte Entities

May 31, 2022 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Agricultural Productivity Fund	$30,200	$-	$7,100	$700
Fidelity Climate Action Fund	$32,400	$-	$7,100	$800
Fidelity Disruptors Fund	$14,800	$-	$7,100	$400
Fidelity Sustainable U.S. Equity Fund	$32,400	$-	$7,100	$800
Fidelity Water Sustainability Fund	$39,300	$-	$7,300	$800

May 31, 2021 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Agricultural Productivity Fund	$29,400	$-	$7,100	$700
Fidelity Climate Action Fund	$-	$-	$-	$-
Fidelity Disruptors Fund	$14,400	$-	$6,900	$400
Fidelity Sustainable U.S. Equity Fund	$-	$-	$-	$-
Fidelity Water Sustainability Fund	$29,400	$-	$7,100	$700

A Amounts may reflect rounding.

B Fidelity Climate Action Fund and Fidelity Sustainable U.S. Equity Fund commenced operations on June 15, 2021.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Disruptive Automation Fund, Fidelity Disruptive Communications Fund, Fidelity Disruptive Finance Fund, Fidelity Disruptive Medicine Fund, Fidelity Disruptive Technology Fund, Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, and Fidelity SAI Sustainable U.S. Equity Fund (the “Funds”):

Services Billed by PwC

May 31, 2022 FeesA,B	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Disruptive Automation Fund	$34,100	$3,200	$7,600	$1,100
Fidelity Disruptive Communications Fund	$34,100	$3,200	$7,600	$1,100
Fidelity Disruptive Finance Fund	$34,100	$3,200	$7,600	$1,100
Fidelity Disruptive Medicine Fund	$34,100	$3,200	$7,600	$1,100
Fidelity Disruptive Technology Fund	$34,100	$3,200	$7,600	$1,100
Fidelity SAI Sustainable Future Fund	$24,300	$200	$6,100	$100
Fidelity SAI Sustainable Sector Fund	$24,300	$200	$6,100	$100
Fidelity SAI Sustainable U.S. Equity Fund	$24,300	$200	$6,100	$100

May 31, 2021 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Disruptive Automation Fund	$33,100	$2,900	$7,400	$1,100
Fidelity Disruptive Communications Fund	$33,100	$2,900	$7,400	$1,100
Fidelity Disruptive Finance Fund	$33,100	$2,900	$7,400	$1,100
Fidelity Disruptive Medicine Fund	$33,100	$2,900	$7,400	$1,100
Fidelity Disruptive Technology Fund	$34,500	$2,900	$7,400	$1,100
Fidelity SAI Sustainable Future Fund	$-	$-	$-	$-
Fidelity SAI Sustainable Sector Fund	$-	$-	$-	$-
Fidelity SAI Sustainable U.S. Equity Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, and Fidelity SAI Sustainable U.S. Equity Fund commenced operations on April 14, 2022.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	May 31, 2022A,B	May 31, 2021A,B
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Climate Action Fund and Fidelity Sustainable U.S. Equity Fund’s commencement of operations.

Services Billed by PwC

	May 31, 2022A,B	May 31, 2021 A,B
Audit-Related Fees	$7,914,600	$9,015,700
Tax Fees	$353,200	$14,300
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, and Fidelity SAI Sustainable U.S. Equity Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	May 31, 2022A,B	May 31, 2021A,B
Deloitte Entities	$496,800	$544,500
PwC	$13,363,900	$14,339,700

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Climate Action Fund, Fidelity Sustainable U.S. Equity Fund, Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, and Fidelity SAI Sustainable U.S. Equity Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	July 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	July 21, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	July 21, 2022